                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                               File No. 33-41034
                                                               File No. 811-6324


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]

     Pre-Effective Amendment No.  ________                                 [ ]

     Post-Effective Amendment No.   26                                     [X]
                                  ------

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]

    Amendment No.  26
                  -----

                   DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              One Commerce Square, Philadelphia, Pennsylvania          19103
--------------------------------------------------------------------------------
                  (Address of Principal Executive Offices)           (Zip Code)

Registrant's Telephone Number, including Area Code:             (800) 523-1918
                                                                 --------------

        Richelle S. Maestro, One Commerce Square, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                             March 30, 2001
                                                                 --------------

It is proposed that this filing will become effective:

                  ________ immediately upon filing pursuant to paragraph (b)

                  ____X___ on March 30, 2001 pursuant to paragraph (b)

                  ________ 60 days after filing pursuant to paragraph (a)(1)

                  ________ on (date) pursuant to paragraph (a)(1)

                  ________ 75 days after filing pursuant to paragraph (a)(2)

                  ________ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
              [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --- C O N T E N T S ---



This Post-Effective Amendment No. 26 to Registration File No. 33-41034 includes the following:


               1.     Facing Page

               2.     Contents Page

               3.     Part A - Prospectuses

               4.     Part B - Statement of Additional Information

               5.     Part C - Other Information

               6.     Signatures

                                   DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London


                       Delaware International Equity Fund
                         Delaware Emerging Markets Fund



                           Class A o Class B o Class C



                                   Prospectus
                                 March 30, 2001

                         Global and International Funds



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents


Fund profiles                                  page
Delaware International Equity Fund
Delaware Emerging Markets Fund


How we manage the Funds                        page
Our investment strategies
The securities we typically invest in
The risks of investing in the Funds


Who manages the Funds                          page
Investment manager
Portfolio managers
Fund administration (Who's who)


About your account                             page
Investing in the Funds
      Choosing a share class
      How to reduce your sales charge
      How to buy shares
      Retirement plans
      How to redeem shares
      Account minimums
      Special services
Dividends, distributions and taxes

Certain management considerations              page


Financial highlights                           page

Profile: Delaware International Equity Fund

What is the Fund's goal?
Delaware International Equity Fund seeks long-term growth without undue risk to principal. Although the Fund will strive to meet its goal, there is no assurance that it will.


What are the Fund's main investment strategies?
The Fund invests primarily in foreign equity securities that provide the potential for capital appreciation and income. At least 65% of the Fund's total assets will be invested in equity securities of issuers from at least three foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.
o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because we believe these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 17.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware International Equity Fund performed?


This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past nine calendar years, as well as the average annual returns of all shares for the one-year, five-year and lifetime periods, as applicable. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps, if any, in effect during the periods. The returns would be lower without the voluntary caps. There is no longer a cap in place for this Fund.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)]

Year-by-year total return (Class A)

------------------------------------------------------------------------------------------------------------------------------------
1992             1993           1994           1995           1996          1997           1998           1999           2000
------------------------------------------------------------------------------------------------------------------------------------
-1.46%           28.20%         1.65%          11.52%         20.23%        4.26%          9.03%          13.78%         -1.20%
------------------------------------------------------------------------------------------------------------------------------------

During the periods illustrated in this bar chart, Class A's highest quarterly return was 13.35% for the quarter ended December 31, 1998 and its lowest quarterly return was -13.72% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page __ do include the sales charge.

                                                                          Average annual returns for periods ending 12/31/00

----------------------------------------------------------------------------------------------------------------------------
CLASS                              A                       B                       C             Morgan Stanley Capital
                                              (if redeemed)*          (if redeemed)*           International EAFE Index
----------------------------------------------------------------------------------------------------------------------------
                (inception 10/31/91)      (inception 9/6/94)    (inception 11/29/95)
----------------------------------------------------------------------------------------------------------------------------
1 year                        -6.89%                  -6.11%                  -2.65%                            -13.96%
----------------------------------------------------------------------------------------------------------------------------
5 years                        7.68%                   7.92%                   8.24%                              7.43%
----------------------------------------------------------------------------------------------------------------------------
Lifetime**                     8.40%                   6.93%                   8.68%                              8.02%
----------------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.

* If shares were not redeemed, the returns for Class B would be -1.86%, 8.21% and 6.93%, respectively, for the one-year, five-year and lifetime periods. Returns for Class C would be -1.80%, 8.24% and 8.68%, respectively, for the one-year, five-year and lifetime periods.
** The Morgan Stanley Capital International EAFE Index return shown is for the A Class lifetime period. The Index returns for Class B and Class C lifetime periods were 6.96% and 8.14% respectively.

What are Delaware International Equity Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.


------------------------------------------------------------------------------------------------
CLASS                                                           A           B         C
------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases as a percentage of offering
price                                                         5.75%        none       none
------------------------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                          none(1)      5%(2)      1%(3)
------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
reinvested dividends                                          none         none       none
------------------------------------------------------------------------------------------------
Redemption fees                                               none         none       none
------------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------------------------------------------------
Management fees                                               0.85%        0.85%      0.85%
------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                         0.30%        1.00%      1.00%
------------------------------------------------------------------------------------------------
Other expenses                                                0.74%        1.74%      1.74%
------------------------------------------------------------------------------------------------
Total operating expenses                                      1.89%        2.59%      2.59%
------------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------------------------------------------------
CLASS(5)                   A             B                    B            C                    C
                                                  (if redeemed)                     (if redeemed)
--------------------------------------------------------------------------------------------------
1 year                  $756          $262                 $762         $262                 $362
--------------------------------------------------------------------------------------------------
3 years               $1,135          $805               $1,105         $805                 $805
--------------------------------------------------------------------------------------------------
5 years               $1,538        $1,375               $1,575       $1,375               $1,375
--------------------------------------------------------------------------------------------------
10 years              $2,659        $2,754               $2,754       $2,925               $2,925
--------------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(5) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware Emerging Markets Fund


What is the Fund's goal?
Delaware Emerging Markets Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.


What are the Fund's main investment strategies?
The Fund invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of issuers from at least three different countries whose economies are considered to be emerging or developing.

We may invest up to 35% of the Fund's net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.
o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because many of the countries in which the Fund invests are emerging countries, there may be less information available for us to use in making this analysis than is available for more developed countries.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries we believe because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. These fluctuations can be even more pronounced for funds like Delaware Emerging Markets Fund, which invests in emerging countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Fund's investments and, therefore, the price of the Fund's shares may be more volatile than investments in more developed markets. Because the Fund invests in international securities in developing countries as well as established countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.


The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Fund is considered "non-diversified" under federal laws that regulate mutual funds. This means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks.


For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 17.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Emerging Markets Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past four calendar years, as well as the average annual returns of all shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)]

Year-by-year total return (Class A)

--------------------------------------------------------------------------------
1997                    1998                   1999                    2000
--------------------------------------------------------------------------------
1.33%                 -36.40%                 54.48%                 -24.36%
--------------------------------------------------------------------------------

During the periods illustrated in this bar chart, Class A's highest quarterly return was 25.52% for the quarter ended June 30, 1999 and its lowest quarterly return was -26.03% for the quarter ended June 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown on page __ do include the sales charge.

                                                                                  Average annual returns for periods ending 12/31/00

------------------------------------------------------------------------------------------------------------------------------------
CLASS                                               A                   B                   C               Morgan Stanley Capital
                                                                                                                     International
                                                                                                       Emerging Markets Free Index
------------------------------------------------------------------------------------------------------------------------------------
                                                           (if redeemed)*      (if redeemed)*
------------------------------------------------------------------------------------------------------------------------------------
1 year                                         -28.73%             -28.65%            -25.67%                              -30.61%
------------------------------------------------------------------------------------------------------------------------------------
Lifetime** (inception 6/10/96)                  -6.99%              -6.78%             -6.43%                               -6.50%
------------------------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.

* If shares were not redeemed, the returns for Class B would be -24.89% and -6.40%, respectively, for the one-year and lifetime periods. Returns for Class C would be -24.92% and -6.43%, respectively, for the one-year and lifetime periods.
** The Morgan Stanley Capital International Emerging Markets Free Index return shown is for the A Class lifetime period. The Index returns for Class B and Class C lifetime periods were -6.50% and -6.50% respectively.

What are Delaware Emerging Markets Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.



------------------------------------------------------------------------------------------------
CLASS                                                         A            B          C
------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases as a percentage of offering price                   5.75%        none       none
------------------------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                          none(1)      5%(2)      1%(3)
------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
reinvested dividends                                          none         none       none
------------------------------------------------------------------------------------------------
Redemption fees                                               none         none       none
------------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------------------------------------------------
Management fees                                                     1.25%       1.25%      1.25%
------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                               0.30%(4)    1.00%      1.00%
------------------------------------------------------------------------------------------------
Other expenses                                                      1.30%       1.30%      1.30%
------------------------------------------------------------------------------------------------
Total annual fund operating expenses                                2.85%       3.55%      3.55%
------------------------------------------------------------------------------------------------
Fee waivers and payments(5)                                        (0.85%)     (0.85%)    (0.85%)
------------------------------------------------------------------------------------------------
Net expenses                                                        2.00%(6)    2.70%      2.70%
------------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


CLASS(8)                  A            B                    B           C                   C
                                                (if redeemed)                   (if redeemed)
----------------------------------------------------------------------------------------------
1 year                 $766         $273                 $773        $273                $373
----------------------------------------------------------------------------------------------
3 years              $1,332       $1,010               $1,310      $1,010              $1,010
----------------------------------------------------------------------------------------------
5 years              $1,922       $1,768               $1,968      $1,768              $1,768
----------------------------------------------------------------------------------------------
10 years             $3,511       $3,607               $3,607      $3,763              $3,763
----------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The distributor has agreed to waive a portion of 12b-1 fees through January 31, 2002 in order to prevent these fees from exceeding 0.25% of average daily net assets.
(5) The investment manager has contracted to waive fees and pay expenses through January 31, 2002, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.70% of average daily net assets.
(6) Had the voluntary waiver described in footnote 4 been included, net expenses would have been 1.95%.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Funds

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

         We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


Each Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change became effective.


Delaware International Equity Fund
Delaware International Equity Fund seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, Canada, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Singapore, Spain, Switzerland and the United Kingdom. This is a representative list; the Fund may also invest in countries not listed here. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.

We generally maintain a long-term focus in the Fund, seeking companies that we believe will perform well over the next three to five years.

Delaware Emerging Markets Fund

Delaware Emerging Markets Fund seeks long-term capital appreciation. The Fund may invest in a broad range of equity securities, including common stocks. Our primary emphasis will be on the stocks of companies considered to be from an emerging country.


We consider an "emerging country" to be any country that is:

o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;
o       classified by the United Nations as developing; or
o included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.


Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.


In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

o the principal trading market for the company's securities is in a country that is emerging;
o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets;
o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.


When we evaluate individual companies we strive to apply a value-oriented selection process, similar to what we use for Delaware International Equity Fund, as described earlier in this Prospectus. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.


The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Funds may invest in. The Funds can hold securities denominated in any currency. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.


------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                 Delaware International Equity Fund        Delaware Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent         The Funds will invest their assets in common stocks, some of which will be
shares of ownership in a corporation.            dividend-paying stocks.
Stockholders participate in the corporation's
profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by      Although not a principal strategy of      Delaware Emerging Markets Fund may
U.S. or foreign corporations.                    the Fund, for temporary defensive         invest in corporate obligations issued
                                                 purposes, Delaware International Equity   by emerging country companies.  These
                                                 Fund may invest all or a substantial      bonds may be high risk, fixed-income
                                                 portion of its assets in corporate        securities.
                                                 obligations.
                                                                                           Although not a principal strategy of the
                                                 All corporate debt will be rated AA or    Fund, for temporary defensive purposes,
                                                 better by S&P and Aa or                   the Fund may invest all or a substantial
                                                 better by Moody's, or if unrated,         portion of  its assets in corporate
                                                 determined to be of comparable quality.   obligations rated AA or better by S&P
                                                                                           and Aa or better by Moody's, or if
                                                                                           unrated, determined to be of comparable
                                                                                           quality.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Debt              Although not a principal strategy of      We may invest a portion of the Fund's
obligations issued by a government other than    the Fund, for temporary defensive         assets in foreign governmental
the United States or by an agency,               purposes, the Fund may invest all or a    securities issued by emerging or
instrumentality or political subdivision of      substantial portion of its assets in      developing countries, which may be lower
such governments.                                high quality debt obligations of          rated, including securities rated below
                                                 foreign governments, their agencies,      investment grade.
                                                 instrumentalities and political
                                                 sub-divisions.                            Although not a principal strategy of
                                                                                           the Fund, for temporary defensive
                                                                                           purposes, the Fund may invest in high
                                                                                           quality debt obligations of foreign
                                                                                           governments, their agencies,
                                                                                           instrumentalities and political
                                                                                           sub-divisions.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                 Delaware International Equity Fund        Delaware Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some           Delaware International Equity Fund may    Delaware Emerging Markets Fund may hold
countries, investments by U.S. mutual funds      hold investment company securities if     investment company securities. The Fund
are generally made by purchasing shares of       we believe the country offers good        may hold investment company securities
investment companies that in turn invest in      investment opportunities.  The Fund       if we believe the country offers good
the securities of such countries.                will generally hold closed-end            investment opportunities. Such
                                                 investment companies. These investments   investment companies may be open-end or
                                                 involve an indirect payment of a          closed-end investment companies. These
                                                 portion of the expenses of the other      investments involve an indirect payment
                                                 investment companies, including their     of a portion of the expenses of the
                                                 advisory fees.                            other investment companies, including
                                                                                           their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward         Although the Funds value their assets daily in U.S. dollars, they do not intend to
foreign currency exchange contract involves an   convert their holdings of foreign currencies into U.S. dollars on a daily basis.
obligation to purchase or sell a specific        Each Fund will, however, from time to time, purchase or sell foreign currencies
currency on a fixed future date at a price       and/or engage in forward foreign currency exchange transactions.  Each Fund may
that is set at the time of the contract. The     conduct its foreign currency transactions on a cash basis at the rate prevailing
future date may be any number of days from the   in the foreign currency exchange market or through a forward foreign currency
date of the contract as agreed by the parties    exchange contract or forward contract.
involved.
                                                 A Fund may use forward contracts for defensive hedging purposes to attempt to protect the value of the Fund's current security or currency holdings.  It may also use forward contracts if it has agreed to sell a security and wants to
                                                 "lock-in" the price of that security, in terms of U.S. dollars.  Investors should be aware of the costs of currency conversion. The Funds will not use forward contracts for speculative purposes.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs), European    Each Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs, generally
Depositary Receipts (EDRs), and Global           focusing on those whose underlying securities are issued by foreign entities.
Depositary Receipts (GDRs):  ADRs are receipts
issued by a U.S. depositary (usually a U.S.      To determine whether to purchase a security in a foreign market or through a
bank) and EDRs and GDRs are receipts issued by   depositary receipt, we evaluate the price levels, the transaction costs, taxes and
a depositary outside of the U.S. (usually a      administrative costs or other relevant factors involved with each security to try
non-U.S. bank or trust company or a foreign      to identify the most efficient choice.
branch of a U.S. bank).  Depositary receipts
represent an ownership interest in an
underlying security that is held by the
depositary. Generally, the holder of the
depositary receipt is entitled to all payments
of interest, dividends or capital gains that
are made on the underlying security.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                 Delaware International Equity Fund        Delaware Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------------------

High-yield, high risk fixed-income               The Fund does not invest in these         The Fund may invest up to 35% of its net
securities: Securities that are rated lower      securities.                               assets, in high-yield, high risk foreign
than BBB by S&P or Baa by Moody's, or if                                                   fixed-income securities.
unrated, of equal quality. These securities
may be issued by companies, or by governments
of emerging or developing countries, which may
be less creditworthy. A primary risk is that
these companies or governments may not be able
to make interest or principal payments is
substantial. An additional risk is that they
value of these securities may decline
significantly.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed          The Funds may invest in privately placed securities including those that are
securities  whose resale is restricted under     eligible for resale only among certain institutional buyers without registration,
securities law.                                  which are commonly known as Rule 144A Securities.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not      The Fund may invest up to 10% of net      The Fund may invest up to 15% of net
have a ready market, and cannot be easily sold   assets in illiquid securities.            assets in illiquid securities.
within seven days at approximately the price
that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a    Typically, we use repurchase agreements as a short-term investment for a Fund's
buyer of securities, such as a fund, and a       cash position. In order to enter into these repurchase agreements, a Fund must
seller of securities in which the seller         have collateral of at least 102% of the repurchase price.  The Funds will only
agrees to buy the securities back within a       enter into repurchase agreements in which the collateral is comprised of U.S.
specified time at the same price the buyer       government securities.
paid for them, plus an amount equal to an
agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to
cash.
------------------------------------------------------------------------------------------------------------------------------------
Other securities: Each Fund is permitted to      The Fund may invest in preferred          The Fund may invest in preferred stocks,
invest in other securities than those that are   stocks, convertible securities,           convertible securities, warrants,
listed here. More information about these        warrants, futures and options.            futures and options.
securities can be found in the Statement of
Additional Information.
------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover
Each Fund anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

Borrowing from banks
Each Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets.

Lending securities
Each Fund may loan up to one-quarter of its assets to qualified broker, dealers or institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Funds. All such loans will be secured by collateral.

Temporary defensive positions
For temporary defensive purposes, the Funds may each invest all or a substantial portion of their assets in high quality debt instruments of foreign governments, the U.S. government, or foreign or U.S. companies. To the extent that a Fund does so, the Fund may be unable to meet its investment objective.

The risks of investing in the Funds
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                 Delaware International Equity Fund        Delaware Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority   We maintain a long-term investment approach and focus on stocks we believe can
of the securities in a certain market-like the   appreciate over an extended time frame regardless of interim market fluctuations.
stock or bond market--or in a certain country    In deciding what portion of a Fund's portfolio should be invested in any
or region will decline in value because of       individual country, we evaluate a variety of factors, including opportunities and
factors such as economic conditions, future      risks relative to other countries.
expectations or investor confidence.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that      We typically hold a number of different securities in a variety of sectors in
the value of securities in a particular          order to minimize the impact that a poorly performing security would have on a
industry or the value of an individual stock     Fund. This risk is more significant for Delaware Emerging Markets Fund, which is
or bond will decline because of changing         a non-diversified fund.
expectations for the performance of that
industry or for the individual company issuing
the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Emerging market risk is the possibility that     The Fund, to the limited extent that it   The Fund is subject to this risk.
the risks associated with international          invests in emerging markets, is subject   Striving to manage this risk, the
investing will be greater in emerging markets    to this risk. Striving to manage this     portfolio managers carefully screen
than in more developed foreign markets           risk, the portfolio managers carefully    securities within emerging markets and
because, among other things, emerging markets    screen securities within emerging         attempt to consider material risks
may have less stable political and economic      markets and attempt to consider           associated with an individual company or
environments.                                    material risks associated with an         bond issuer. We cannot eliminate
                                                 individual company or bond issuer.        emerging market risk and consequently
                                                                                           encourage shareholders to invest in the
                                                                                           Fund only if they have a long-term time
                                                                                           horizon, over which the potential of
                                                                                           individual securities is more likely to
                                                                                           be realized.
------------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or     We evaluate the political situations in the countries where we invest and take
the entire region where we invest may            into account any potential risks before we select securities for the portfolio.
experience political instability. This may       However, there is no way to eliminate political risk when investing
cause greater fluctuation in the value and       internationally.
liquidity of our investments due to changes in
currency exchange rates, governmental seizures
or nationalization of assets.
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of a    Each Fund may try to hedge its currency risk by purchasing foreign currency
fund's investments may be negatively affected    exchange contracts. If a Fund agrees to purchase or sell foreign securities at a
by changes in foreign currency exchange          pre-set price on a future date, the Fund may attempt to protect the value of a
rates. Adverse changes in exchange rates may     security it owns from future changes in currency rates. If a Fund has agreed to
reduce or eliminate any gains produced by        purchase or sell a security, it may also use foreign currency exchange contracts
investments that are denominated in foreign      to "lock-in" the security's price in terms of U.S. dollars or another applicable
currencies and may increase any losses.          currency. Each Fund may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                 Delaware International Equity Fund        Delaware Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign        We conduct fundamental research on the companies we invest in rather than relying
companies may be subject to different            solely on information available through financial reporting. As part of our
accounting, auditing and financial reporting     worldwide research, we emphasize on company visits. We believe this will
standards than U.S. companies. There may be      help us to better uncover any potential weaknesses in individual companies.
less information available about foreign
issuers than domestic issuers. Furthermore,
regulatory oversight of foreign issuers may be
less stringent or less consistently applied
than in the United States.
------------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that         The Funds will attempt to reduce these risks by investing in a number of different
foreign markets may be less liquid, have         countries, and noting trends in the economy, industries and financial markets.
greater price volatility, less regulation and
higher transaction costs than U.S. markets.
------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of    The Fund typically focuses its            The Fund may invest in small companies
smaller companies may be more volatile than      investment in larger companies.           and would be subject to this risk. We
larger companies because of limited financial                                              typically hold a number of different
resources or dependence on narrow product                                                  stocks in order to reduce the impact
lines.                                                                                     that one small company stock would have
                                                                                           on the Fund.
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified fund risk is the risk that       The Fund is a diversified fund, and is    The Fund will not be diversified under
non-diversified funds are believed to be         not subject to this risk.                 the 1940 Act. Non-diversified
subject to greater risks because adverse                                                   investment companies have the
effects on their security holdings may affect                                              flexibility to invest as much as 50% of
a larger portion of their overall assets.                                                  their assets in as few as two issuers
                                                                                           with no single issuer accounting for
                                                                                           more than 25% of the portfolio. The
                                                                                           remaining 50% of the portfolio must be
                                                                                           diversified so that no more than 5% of a
                                                                                           fund's assets is invested in the
                                                                                           securities of a single issuer.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that              The Funds are generally less affected by interest rate risk because they typically
securities, particularly bonds with longer       hold a small amount of fixed-income securities than other risks.
maturities, will decrease in value if interest
rates rise.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government and supranational             This is not a significant risk for the    The Fund is subject to this risk with
securities risks relate to the ability of a      Fund.                                     respect to its debt investments and will
foreign government or government related                                                   attempt to limit this risk by performing
issuer to make timely payments on its external                                             credit analysis on the issuer of each
debt obligations.                                                                          security purchased. The Fund attempts to
                                                                                           reduce this risk by limiting the portion
                                                                                           of net assets that may be invested in
                                                                                           these securities.

                                                                                           The Fund also compares the risk-reward
                                                                                           potential of foreign government
                                                                                           securities being considered to that
                                                                                           offered by equity securities to
                                                                                           determine whether to allocate assets to
                                                                                           equity or fixed-income investments.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                 Delaware International Equity Fund        Delaware Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------------------
Credit risk of high-yield, high risk             This is not a significant risk for the    The Fund may invest up to 35% of its net
fixed-income securities relates to Securities    Fund.                                     assets in high-yield, high risk foreign
rated lower than BBB by S&P and Baa by Moody's                                             fixed-income securities.
are considered to be of poor standing and
predominantly speculative as to the issuer's                                               We intend to limit our investment in
ability to repay interest and principal.                                                   any single lower rated bond, which can
                                                                                           help to reduce the effect of an
These bonds are often issued by less                                                       individual default on the Fund. We also
creditworthy companies or by highly leveraged                                              intend to limit our overall holdings of
(indebted) firms, which are generally less                                                 bonds in this category. Such
able than more financially stable firms to                                                 limitations may not protect the Fund
make scheduled payments of interest and                                                    from widespread bond defaults brought
principal.  The risks posed by bonds issued                                                about by a sustained economic downturn
under such circumstances are substantial.                                                  or from price declines that might result
                                                                                           from changes in the quality ratings of
                                                                                           individual bonds.
------------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk relates to the  costs     Each Fund is subject to this risk. We strive to monitor transaction costs and to
of buying, selling and holding foreign           choose an efficient trading strategy for the Funds.
securities, including brokerage, tax and
custody costs, may be higher than those
involved in domestic transactions
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Funds

Investment manager
Delaware International Advisers Ltd. makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services.

For the services provided, the manager was paid an aggregate fee by each Fund for the last fiscal year as follows:

                                                                                                          Investment management fees
------------------------------------------------------------------------------------------------------------------------------------
                                                 Delaware International Equity Fund              Delaware Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------------------
As a percentage of average daily net assets                   0.85%                                         0.40%*
------------------------------------------------------------------------------------------------------------------------------------

*Reflects a waiver of fees by the manager.

Portfolio managers

Delaware International Equity Fund
Clive A. Gillmore and Nigel G. May have primary responsibility for making day-to-day investment decisions for Delaware International Equity Fund. In making investment decisions for the Fund, Mr. Gillmore and Mr. May regularly consult with Emma R. E. Lewis and with a fourteen member international equity team.

Clive A. Gillmore, Deputy Managing Director, Senior Portfolio Manager and a Director of Delaware International Advisers Ltd., has been the senior portfolio manager for Delaware International Equity Fund since its inception. A graduate of the University of Warwick and having begun his career at Legal and General Investment Management, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program.

Nigel G. May, Regional Research Director, Senior Portfolio Manager and a Director of Delaware International Advisers Ltd., is a graduate of Sidney Sussex College, Cambridge. Mr. May joined Mr. Gillmore as Co-Manager of the Fund on December 22, 1997. He joined Delaware International in 1991, assuming portfolio-management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

Emma R. E. Lewis, Portfolio Manager of Delaware International Advisers Ltd., is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research.

Delaware Emerging Markets Fund
Clive Gillmore also has primary responsibility for making day-to-day investment decisions for Delaware Emerging Markets Fund (please see Delaware International Equity Fund for a description of Mr. Gillmore's business experience). In making investment decisions for Delaware Emerging Markets Fund, Mr. Gillmore regularly consults with a fourteen member international equity team, including co-managers Robert Akester, Ormala Krishnan and Emma R. E. Lewis (please see Delaware International Equity Fund for a description of Ms. Lewis' business experience). Mr. Gillmore has been managing the Fund since its inception.

Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers Ltd. in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the Southeast Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

Ormala Krishnan, Portfolio Manager of Delaware International Advisers Ltd., received a BSc (Mathematics) from the National University of Singapore and an MSc (Actuarial Science) from City University, London. Before joining Delaware International in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in 1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Currently, she is pursuing a PhD in Investment & Finance with City University Business School, London.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]



                                                          Board of Trustees
Investment manager                                                                             Custodian
Delaware International Advisers Ltd.                                                           The Chase Manhattan Bank
Third Floor                                                                                    4 Chase Metrotech Center
80 Cheapside                                                                                   Brooklyn, NY 11245
London, England EC2V 6EE                                       The Funds

                                   Distributor                              Service agent
                                   Delaware Distributors, L.P.              Delaware Service Company, Inc.
                                   One Commerce Square                      One Commerce Square
                                   Philadelphia, PA 19103                   Philadelphia, PA 19103


                                   Financial Intermediary Distributor
                                   Lincoln Financial Distributors, Inc.
                                   350 Church Street
                                   Hartford, CT 06103
Portfolio managers
(see page __ for details)
                                                          Financial advisers
                                                             Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. For funds (such as Delaware International Equity Fund and Delaware Emerging Markets Fund) that rely on certain exemptive rules created by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.


Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.


Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR)(SM) rules governing mutual fund sales practices.

Financial Intermediary Distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.


Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.


Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Funds
You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class:


Class A
o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $50,000 or more, your front-end sales charge will be reduced.


o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.


o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.


o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A sales charges


------------------------------------------------------------------------------------------------------------------------------------
                                        Sales charge as % of             Sales charge as % of           Dealer's commission as %
      Amount of purchase                   offering price                   amount invested                 of offering price
------------------------------------------------------------------------------------------------------------------------------------
       Less than $50,000                      5.75%                              6.10%                           5.00%
------------------------------------------------------------------------------------------------------------------------------------
  $50,000 but under $100,000                  4.75%                              4.99%                           4.00%
------------------------------------------------------------------------------------------------------------------------------------
  $100,000 but under $250,000                 3.75%                              3.90%                           3.00%
------------------------------------------------------------------------------------------------------------------------------------
  $250,000 but under $500,000                 2.50%                              2.56%                           2.00%
------------------------------------------------------------------------------------------------------------------------------------
 $500,000 but under $1,000,000                2.00%                              2.04%                           1.60%
------------------------------------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.


------------------------------------------------------------------------------------------------------------------------------------
                                        Sales charge as % of             Sales charge as % of           Dealer's commission as %
      Amount of purchase                   offering price                   amount invested                 of offering price
------------------------------------------------------------------------------------------------------------------------------------
       $1 million up to                        none                             none                             1.00%
          $5 million
------------------------------------------------------------------------------------------------------------------------------------
    Next $20 million up to                     none                             none                             0.50%
          $25 million
------------------------------------------------------------------------------------------------------------------------------------
          Amount over                          none                             none                             0.25%
          $25 million
------------------------------------------------------------------------------------------------------------------------------------

Class B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.


o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.


o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.


o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.


o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.


o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.


o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.


o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.


o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.


-------------------------------------------------------------------------------------------------------------------------------
         Program             How it works                                                 Share class
                                                                       A                       B                        C
-------------------------------------------------------------------------------------------------------------------------------
  Letter of Intent           Through a Letter of Intent you             X         Although the Letter of Intent and Rights of
                             agree to invest a certain                            Accumulation do not apply to the purchase
                             amount in Delaware Investments                       of Class B and Class C shares, you can
                             Funds (except money market                           combine your purchase of Class A shares
                             funds with no sales charge)                          with your purchase of Class B and Class C
                             over a 13-month period to                            shares to fulfill your Letter of Intent or
                             qualify for reduced front-end                        qualify for Rights of Accumulation.
                             sales charges.

--------------------------------------------------------------------------------
  Rights of                  You can combine your holdings              X
  Accumulation               or purchases of all funds in
                             the Delaware Investments family
                             (except money market funds with
                             no sales charge) as well as the
                             holdings and purchases of your
                             spouse and children under 21 to
                             qualify for reduced front-end
                             sales charges.
-------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of            Up to 12 months after you           For Class A,       For Class B, your             Not
  Redeemed Shares            redeem shares, you can reinvest     you will not       account will be               available
                             the proceeds without paying a       have to pay        credited with the
                             sales charge as noted to the        an                 contingent deferred
                             right.                              additional         sales charge you
                                                                 front-end          previously paid on the
                                                                 sales charge.      amount you are
                                                                                    reinvesting. Your
                                                                                    schedule for contingent
                                                                                    deferred sales charges
                                                                                    and conversion to Class
                                                                                    A will not start over
                                                                                    again; it will pick up
                                                                                    from the point at which
                                                                                    you redeemed your
                                                                                    shares.
-------------------------------------------------------------------------------------------------------------------------------
  SIMPLE IRA, SEP IRA,       These investment plans may                 X         There is no reduction in sales charges for
  SARSEP, Prototype          qualify for reduced sales                            Class B or Class C shares for group
  Profit Sharing,            charges by combining the                             purchases by retirement plans.
  Pension, 401(k),           purchases of all members of the
  SIMPLE 401(k),             group. Members of these groups
  403(b)(7), and 457         may also qualify to purchase
  Retirement Plans           shares without a front-end
                             sales charge and may also
                             qualify for a waiver of any
                             contingent deferred sales
                             charges.
-------------------------------------------------------------------------------------------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.



[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.



[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.


Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.


Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.


Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.


Dividends, distributions and taxes
Dividends, if any, are paid annually for Delaware International Equity Fund and Delaware Emerging Markets Fund. Any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.


Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations


Investments by fund of funds
Delaware International Equity Fund and Delaware Emerging Markets Fund accept investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on each Fund and Foundation Funds as a result of these transactions.

Intnl Equity-Emerging Mkts RETAIL

Financial highlights

The financial highlights tables are intended to help you understand a Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund                                               Class A shares
                                                                                Year Ended 11/30
------------------------------------------------------------------------------------------------------------------------------------
                                                          2000             1999             1998             1997           1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $16.150          $15.330          $14.650          $14.640         $12.190

Income (loss)  from investment operations:

Net investment income(1)                                 0.162            0.174            0.273            0.220           0.490

Net realized and unrealized gain (loss) on
  investments and foreign currencies                    (0.080)           0.881            0.957            0.245           2.385

Total from investment operations                         0.082            1.055            1.230            0.465           2.875
                                                       -------          -------          -------          -------          -------

Less dividends and distributions:

Dividends from net investment income                    (0.220)          (0.235)          (0.395)          (0.435)         (0.280)
                                                       -------           ------          -------          -------          -------
Distributions from net realized gain on investments     (0.322)              --           (0.155)          (0.020)         (0.145)
                                                       -------          -------          -------          -------          -------
Total dividends and distributions                       (0.542)          (0.235)          (0.550)          (0.455)         (0.425)
                                                       -------          -------          -------          -------          -------

Net asset value, end of period                         $15.690          $16.150          $15.330          $14.650         $14.640
                                                       =======          =======          =======          =======          =======

Total return(2)                                          0.38%            6.97%            8.75%            3.27%(3)       24.22%(3)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                $80,652          $99,671         $122,609         $112,425         $89,177

Ratio of expenses to average net assets                  1.89%            1.86%            1.70%            1.70%           1.85%

Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly        1.89%            1.86%            1.70%            1.71%           1.95%

Ratio of net investment income to average net assets     1.02%            1.10%            1.80%            1.46%           3.70%

Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly                                       1.02%            1.10%            1.80%            1.45%           3.60%

Portfolio turnover                                         10%               3%               5%               8%              9%

------------------------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund                                               Class B shares
                                                                                Year Ended 11/30
------------------------------------------------------------------------------------------------------------------------------------
                                                                 2000         1999        1998         1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $16.090      $15.280     $14.560      $14.560     $12.130

Income (loss) from investment operations:

Net investment income(1)                                          0.051        0.063       0.168        0.114       0.398

Net realized and unrealized gain (loss) on investments and
  foreign currencies                                             (0.079)       0.877       0.962        0.246       2.377

Total from investment operations                                 (0.028)       0.940       1.130        0.360       2.775
                                                                -------      -------     -------      -------     -------

Less dividends and distributions:

Dividends from net investment income                             (0.170)      (0.130)     (0.255)      (0.340)     (0.200)

Distributions from net realized gain on investments              (0.322)          --      (0.155)      (0.020)     (0.145)
                                                                -------      -------     -------      -------     -------
Total dividends and distributions                                (0.492)      (0.130)     (0.410)      (0.360)     (0.345)
                                                                -------      -------     -------      -------     -------
Net asset value, end of period                                  $15.570      $16.090     $15.280      $14.560     $14.560
                                                                =======      =======     =======      =======     =======
Total return(2)                                                  (0.31%)       6.21%       8.03%        2.54%(3)   23.38%(3)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                         $32,178      $36,997     $37,775      $31,914     $10,878

Ratio of expenses to average net assets                           2.59%        2.56%       2.40%        2.40%       2.55%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                         2.59%        2.56%       2.40%        2.41%       2.65%

Ratio of net investment income to average net assets              0.32%        0.40%       1.10%        0.76%       3.00%

Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly              0.32%        0.40%       1.10%        0.75%       2.90%

Portfolio turnover                                                  10%           3%          5%           8%          9%


[RESTUB]


------------------------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund                                               Class C shares
                                                                                Year Ended 11/30
------------------------------------------------------------------------------------------------------------------------------------
                                                               2000        1999         1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $16.070     $15.260      $14.540     $14.540      $12.190

Income (loss) from investment operations:

Net investment income(1)                                       0.051       0.063        0.167       0.114        0.400

Net realized and unrealized gain (loss) on investments and
  foreign currencies                                          (0.069)      0.877        0.963       0.246        2.375

Total from investment operations                              (0.018)      0.940        1.130       0.360        2.775
                                                              ------     -------      -------     -------      -------
Less dividends and distributions:

Dividends from net investment income                          (0.170)     (0.130)      (0.255)     (0.340)      (0.280)

Distributions from net realized gain on investments           (0.322)         --       (0.155)     (0.020)      (0.145)
                                                              ------     -------      -------     -------      -------
Total dividends and distributions                             (0.492)     (0.130)      (0.410)     (0.360)      (0.425)
                                                              ------     -------      -------     -------      -------

Net asset value, end of period                               $15.560     $16.070      $15.260     $14.540      $14.540
                                                             =======     =======      =======     =======      =======

Total return(2)                                               (0.25%)      6.22%        8.04%       2.54%(3)     23.39%(3)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                      $10,202     $14,369      $14,076     $11,811       $1,909

Ratio of expenses to average net assets                        2.59%       2.56%        2.40%       2.40%        2.55%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                      2.59%       2.56%        2.40%       2.41%        2.65%

Ratio of net investment income to average net assets           0.32%       0.40%        1.10%       0.76%        3.00%

Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly           0.32%       0.40%        1.10%       0.75%        2.90%

Portfolio turnover                                               10%          3%           5%          8%           9%


(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total return reflects expense limitations in effect during the period.

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Class A
                                                                           Year Ended 11/30                                  Period
Delaware Emerging Markets Fund                       ------------------------------------------------------------------  6/10/96(1)
                                                                                                                            through
                                                              2000            1999            1998             1997        11/30/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $8.050          $6.530         $10.200           $9.970         $10.000

Income (loss) from investment operations:

Net investment income (loss)(2)                              0.107           0.081           0.129            0.062           0.018

Net realized and unrealized gain (loss) on
  investments and  foreign currencies                       (1.437)          1.509         (3.174)            0.253          (0.048)

Total from investment operations                            (1.330)          1.590         (3.045)            0.315          (0.030)
                                                            ------           -----         -------            -----         -------
Less dividends and distributions:

Dividends from net investment income (loss)                 (0.120)         (0.070)         (0.020)          (0.010)             --

Distributions from net realized gain on investments             --              --          (0.605)          (0.075)             --
                                                             -----           -----         -------          -------           -----
Total dividends and distributions                           (0.120)         (0.070)         (0.625)          (0.085)             --
                                                           -------         -------         -------          -------           -----
Net asset value, end of period                              $6.600          $8.050          $6.530          $10.200          $9.970
                                                            ======          ======          ======          =======          ======
Total return(3)                                            (16.78%)         24.74%         (31.66%)           3.19%          (0.30%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                     $6,242          $7,815          $5,584           $9,665          $2,518

Ratio of expenses to average net assets                      1.95%           1.95%           1.96%            2.00%           2.00%

Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly             2.85%          2.99%           3.91%            3.02%           4.10%

Ratio of net investment income (loss) to average
  net assets                                                 1.28%           1.15%           1.58%            0.52%           0.17%

Ratio of net investment income (loss) to average
  net assets prior to expense limitation and
  expenses paid indirectly                                   0.38%           0.11%          (0.37%)          (0.50%)         (1.93%)

Portfolio turnover                                             31%             17%             47%              65%             36%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Class B
                                                                               Year Ended 11/30                      Period
Delaware Emerging Markets Fund                                  -----------------------------------------------  6/10/96(1)
                                                                                                                    through
                                                                      2000         1999        1998       1997     11/30/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $7.960       $6.440     $10.110     $9.940      $10.000

Income (loss) from investment operations:

Net investment income (loss)(2)                                      0.045        0.029       0.070     (0.020)      (0.051)

Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                (1.415)       1.501      (3.135)     0.265       (0.009)
                                                                   -------        -----     -------      -----      -------
Total from investment operations                                    (1.370)       1.530      (3.065)     0.245       (0.060)
                                                                   -------        -----     -------      -----      -------
Less dividends and distributions:

Dividends from net investment income (loss)                         (0.070)       0.010          --         --           --
                                                                   -------        -----     -------    -------        -----

Distributions from net realized gain on investments                     --           --      (0.605)    (0.075)          --
                                                                     -----        -----     -------    -------        -----
Total dividends and distributions                                   (0.070)       0.010      (0.605)    (0.075)          --
                                                                   -------        -----     -------    -------        -----

Net asset value, end of period                                      $6.520       $7.960      $6.440    $10.110       $9.940

Total return(3)                                                    (17.44%)      23.81%     (32.11%)     2.48%       (0.60%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                             $2,715       $3,671      $2,528     $3,484         $282

Ratio of expenses to average net assets                              2.70%        2.70%       2.70%      2.70%        2.70%

Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly           3.55%        3.69%       4.61%      3.72%        4.80%

Ratio of net investment income (loss) to average net assets          0.53%        0.40%       0.84%     (0.18%)      (0.53%)

Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly          (0.32%)      (0.59%)     (1.07%)    (1.20%)      (2.63%)

Portfolio turnover                                                     31%          17%         47%        65%          36%

[RESTUB]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Class C
                                                                                Year Ended 11/30                     Period
Delaware Emerging Markets Fund                                 ------------------------------------------------    6/10/96(1)
                                                                                                                    through
                                                                      2000        1999        1998        1997      11/30/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $7.950      $6.430     $10.110      $9.940      $10.000

Income (loss) from investment operations:

Net investment income (loss)(2)                                      0.045       0.029       0.068      (0.019)      (0.051)

Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                (1.415)      1.501      (3.143)      0.264       (0.009)
                                                                   -------       -----     -------       -----      -------
Total from investment operations                                    (1.370)      1.530      (3.075)      0.245       (0.060)
                                                                   -------       -----     -------       -----      -------
Less dividends and distributions:

Dividends from net investment income (loss)                         (0.070)     (0.010)         --          --           --
                                                                   -------      ------     -------     -------        -----

Distributions from net realized gain on investments                     --          --      (0.605)     (0.075)          --
                                                                     -----       -----     -------     -------        -----
Total dividends and distributions                                  (0.070)      (0.010)     (0.605)     (0.075)          --
                                                                   -------      ------     -------     -------        -----

Net asset value, end of period                                      $6.510      $7.950      $6.430     $10.110       $9.940

Total return(3)                                                    (17.46%)     23.85%     (32.21%)      2.48%       (0.60%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                             $1,443      $1,565        $884      $1,519         $199

Ratio of expenses to average net assets                              2.70%       2.70%       2.70%       2.70%        2.70%

Ratio of expenses to average net assets

Prior to expense limitation and expenses paid indirectly             3.55%       3.69%       4.61%       3.72%        4.80%

Ratio of net investment income (loss) to average net assets          0.53%       0.40%       0.84%      (0.18%)      (0.53%)

Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly          (0.32%)     (0.59%)     (1.07%)     (1.20%)      (2.63%)

Portfolio turnover                                                     31%         17%         47%         65%          36%

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects expense limitations in effect during the period.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.


Net realized and unrealized gain (loss) on investments and foreign currencies
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments." Realized and unrealized gain (loss) on foreign currencies represent changes in the U.S. dollar value of assets (including investments) and liabilities denominated in foreign currencies as a result of changes in foreign currency exchange rates.


Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.


Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.


Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.


Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See bond.

Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic, and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.


Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 16 exchanges in Europe, Australia and the Far East, weighted by capitalization.

Morgan Stanley Capital International Emerging Markets Free Index
The Morgan Stanley International Emerging Markets Free Index is a U.S. dollar dominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization.


NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).


Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.


Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.


Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.


Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.


Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware International Equity Fund
Delaware Emerging Markets Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about each Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.


Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Shareholder Service Center
800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:


o    For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.


Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-6324

-------------------------------------------------------------------
Fund Symbols                               CUSIP           NASDAQ
-------------------------------------------------------------------
Delaware International Equity Fund
-------------------------------------------------------------------
Class A                                  245914106         DEGIX
-------------------------------------------------------------------
Class B                                  245914700         DEIEX
-------------------------------------------------------------------
Class C                                  245914858         DEGCX
-------------------------------------------------------------------
Delaware Emerging Markets Fund
-------------------------------------------------------------------
Class A                                  245914841         DEMAX
-------------------------------------------------------------------
Class B                                  245914833         DEMBX
-------------------------------------------------------------------
Class C                                  245914825         DEMCX
-------------------------------------------------------------------

                                   DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London

P-034 [--] BUR 3/01

                                  DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London


                       Delaware International Equity Fund
                         Delaware Emerging Markets Fund

                               Institutional Class



                                   Prospectus
                                 March 30, 2001

                         Global and International Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profiles                                  page
Delaware International Equity Fund
Delaware Emerging Markets Fund

How we manage the Funds                        page
Our investment strategies
The securities we typically invest in
The risks of investing in the Funds

Who manages the Funds                          page
Investment manager

Portfolio managers
Fund administration (Who's who)

About your account                             page
Investing in the Funds
      How to buy shares
      How to redeem shares
      Account minimum
      Exchanges
Dividends, distributions and taxes

Certain management considerations              page

Financial highlights                           page

Profile: Delaware International Equity Fund

What is the Fund's goal?
Delaware International Equity Fund seeks long-term growth without undue risk to principal. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
The Fund invests primarily in foreign equity securities that provide the potential for capital appreciation and income. At least 65% of the Fund's total assets will be invested in equity securities of issuers from at least three foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.
o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because we believe these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 15.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware International Equity Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past nine calendar years, as well as the average annual returns of these shares for the one-year, five-year and lifetime periods. The Fund's Institutional Class commenced operations on November 9, 1992. Return information for the Class for the periods prior to the time the Class commenced operations is calculated by taking the performance of the Fund's Class A and eliminating all sales charges that apply to Class A shares. However, for those periods, Class A 12b-1 payments were not eliminated, and performance would have been affected if this adjustment had been made. The returns reflect voluntary expense caps, if any, in effect during the periods. The returns would be lower without the voluntary caps. There is no longer a cap in place for this Fund. The Fund's past performance is not necessarily an indication of how it will perform in the future.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
(INSTITUTIONAL CLASS)]

Year-by-year total return (Institutional Class)

-------------------------------------------------------------------------------------------------------------------------------
1992             1993           1994           1995           1996          1997           1998           1999           2000
-------------------------------------------------------------------------------------------------------------------------------
-1.36%           24.80%         2.03%          11.75%         20.61%        4.61%          9.35%          14.04%         -0.86%
-------------------------------------------------------------------------------------------------------------------------------

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 13.53% for the quarter ended December 31, 1998 and its lowest quarterly return was -13.69% for the quarter ended September 30, 1998.

                              Average annual returns for periods ending 12/31/00

-------------------------------------------------------------------------------
                          Institutional                Morgan Stanley Capital
                          (Inception 10/31/91)         International EAFE Index
-------------------------------------------------------------------------------
1 year                         -0.86%                       -13.96%
-------------------------------------------------------------------------------
5 years                         9.30%                         7.43%
-------------------------------------------------------------------------------
Lifetime                        9.40%                         8.02%
-------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are Delaware International Equity Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as a        none
  percentage of offering price
------------------------------------------------------------------
Maximum contingent deferred sales charge (load) as a         none
  percentage of original purchase price or redemption
  price, whichever is lower
------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested            none
  dividends
------------------------------------------------------------------
Redemption fees                                              none
------------------------------------------------------------------
Exchange fees(1)                                             none
------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------------------
Management fees                                             0.85%
------------------------------------------------------------------
Distribution and service (12b-1) fees                        none
------------------------------------------------------------------
Other expenses                                              0.74%
------------------------------------------------------------------
Total operating expenses                                    1.59%
------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year                 $162
---------------------------
3 years                $502
---------------------------
5 years                $866
---------------------------
10 years             $1,889
---------------------------

(1). Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2). The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

Profile: Delaware Emerging Markets Fund

What is the Fund's goal?
Delaware Emerging Markets Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
The Fund invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of issuers from at least three different countries whose economies are considered to be emerging or developing.

We may invest up to 35% of the Fund's net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.
o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because many of the countries in which the Fund invests are emerging countries, there may be less information available for us to use in making this analysis than is available for more developed countries.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because we believe these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. These fluctuations can be even more pronounced for funds like Delaware Emerging Markets Fund, which invests in emerging countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Fund's investments and, therefore, the price of the Fund's shares may be more volatile than investments in more developed markets. Because the Fund invests in international securities in developing countries as well as established countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Fund is considered "non-diversified" under federal laws that regulate mutual funds. This means that the fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 15.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Emerging Markets Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past four calendar years, as well as the average annual returns of these shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
(INSTITUTIONAL CLASS)]

Year-by-year total return (Institutional Class)

-------------------------------------------------------------------
1997               1998           1999            2000
-------------------------------------------------------------------
1.58%            -36.19%         55.16%          -24.18%
-------------------------------------------------------------------

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 25.48% for the quarter ended June 30, 1999 and its lowest quarterly return was -25.98% for the quarter ended June 30, 1998.

                              Average annual returns for periods ending 12/31/00

--------------------------------------------------------------------------------
                                            Morgan Stanley Capital International
                       Institutional        Emerging Markets Free Index
--------------------------------------------------------------------------------
                       (Inception 6/10/96)
--------------------------------------------------------------------------------
1 year                      -24.18%                    -30.16%
--------------------------------------------------------------------------------
Lifetime                    -5.46%                      -6.50%
--------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are Delaware Emerging Markets Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as a        none
  percentage of offering price
------------------------------------------------------------------
Maximum contingent deferred sales charge (load) as a         none
  percentage of original purchase price or redemption
  price, whichever is lower
------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested            none
  dividends
------------------------------------------------------------------
Redemption fees                                              none
------------------------------------------------------------------
Exchange fees(1)                                             none
------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------------------
Management fees                                             1.25%
------------------------------------------------------------------
Distribution and service (12b-1) fees                        none
------------------------------------------------------------------
Other expenses                                              1.30%
------------------------------------------------------------------
Total annual fund operating expenses                        2.55%
------------------------------------------------------------------
Fee waivers and payments(2)                                (0.85%)
------------------------------------------------------------------
Net expenses                                                1.70%
------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. 3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year                 $173
---------------------------
3 year                 $713
---------------------------
5 year               $1,279
---------------------------
10 year              $2,822
---------------------------

(1). Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2). The investment manager has contracted to waive fees and pay expenses through January 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.70% of average daily net assets.
(3). The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

How we manage the Funds

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

         We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Each Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change became effective.

Delaware International Equity Fund
Delaware International Equity Fund seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, Canada, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Singapore, Spain, Switzerland and the United Kingdom. This is a representative list; the Fund may also invest in countries not listed here. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.

We generally maintain a long-term focus in the Fund, seeking companies that we believe will perform well over the next three to five years.

Delaware Emerging Markets Fund
Delaware Emerging Markets Fund seeks long-term capital appreciation. The Fund may invest in a broad range of equity securities, including common stocks. Our primary emphasis will be on the stocks of companies considered to be from an emerging country.

We consider an "emerging country" to be any country that is:

    o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;
    o classified by the United Nations as developing; or
    o included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.

 In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

    o the principal trading market for the company's securities is in a country that is emerging;
    o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets; or
    o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we strive to apply a value-oriented selection process, similar to what we use for Delaware International Equity Fund, as described earlier in this Prospectus. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Funds may invest in. The Funds can hold securities denominated in any currency. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                    Delaware International Equity Fund          Delaware Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------------------
Common stocks:  Securities that represent        The Funds will invest their assets in common stocks, some of which will be
shares of ownership in a corporation.            dividend-paying stocks.
Stockholders participate in the corporation's
profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by      Although not a principal strategy of      Delaware Emerging Markets Fund may
U.S. or foreign corporations.                    the Fund, for temporary defensive         invest in corporate obligations issued
                                                 purposes, Delaware International Equity   by emerging country companies.  These
                                                 Fund may invest all or a substantial      bonds may be high risk, fixed-income
                                                 portion of its assets in corporate        securities.
                                                 obligations.
                                                                                           Although not a principal strategy of the
                                                 All corporate debt will be rated AA or    Fund, for temporary defensive purposes,
                                                 better by S&P and Aa or                   the Fund may invest all or a substantial
                                                 better by Moody's, or if unrated,         portion of  its assets in corporate
                                                 determined to be of comparable quality.   obligations rated AA or better by S&P
                                                                                           and Aa or better by Moody's, or if
                                                                                           unrated, determined to be of comparable
                                                                                           quality.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Debt               Although not a principal strategy of      We may invest a portion of the Fund's
obligations issued by a government other than    the Fund, for temporary defensive         assets in foreign governmental
the United States or by an agency,               purposes, the Fund may invest all or a    securities issued by emerging or
instrumentality or political subdivision of      substantial portion of its assets in      developing countries, which may be lower
such governments.                                high quality debt obligations of          rated, including securities rated below
                                                 foreign governments, their agencies,      investment grade.
                                                 instrumentalities and political
                                                 sub-divisions.                             Although not a principal strategy of
                                                                                           the Fund, for temporary defensive
                                                                                           purposes, the Fund may invest in high
                                                                                           quality debt obligations of foreign
                                                                                           governments, their agencies,
                                                                                           instrumentalities and political
                                                                                           sub-divisions.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some           Delaware International Equity Fund may    Delaware Emerging Markets Fund may hold
countries, investments by U.S. mutual funds      hold investment company securities if     investment company securities. The Fund
are generally made by purchasing shares of       we believe the country offers good        may hold investment company securities
investment companies that in turn invest in      investment opportunities.  The Fund       if we believe the country offers good
the securities of such countries.                will generally hold closed-end            investment opportunities. Such
                                                 investment companies. These investments   investment companies may be open-end or
                                                 involve an indirect payment of a          closed-end investment companies. These
                                                 portion of the expenses of the other      investments involve an indirect payment
                                                 investment companies, including their     of a portion of the expenses of the
                                                 advisory fees.                            other investment companies, including
                                                                                           their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                    Delaware International Equity Fund          Delaware Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward         Although the Funds value their assets daily in U.S. dollars, they do not intend to
foreign currency exchange contract involves an   convert their holdings of foreign currencies into U.S. dollars on a daily basis.
obligation to purchase or sell a specific        Each Fund will, however, from time to time, purchase or sell foreign currencies
currency on a fixed future date at a price       and/or engage in forward foreign currency exchange transactions.  Each Fund may
that is set at the time of the contract. The     conduct its foreign currency transactions on a cash basis at the rate prevailing
future date may be any number of days from the   in the foreign currency exchange market or through a forward foreign currency
date of the contract as agreed by the parties    exchange contract or forward contract.
involved.
                                                 A Fund may use forward contracts for defensive hedging purposes to attempt to protect the value of the Fund's current security or currency holdings.  It may also use forward contracts if it has agreed to sell a security and wants to
                                                 "lock-in" the price of that security, in terms of U.S. dollars.  Investors should be aware of the costs of currency conversion. The Funds will not use forward contracts for speculative purposes.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs), European    Each Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs, generally
Depositary Receipts (EDRs), and Global           focusing on those whose underlying securities are issued by foreign entities.
Depositary Receipts (GDRs):  ADRs are receipts
issued by a U.S. depositary (usually a U.S.      To determine whether to purchase a security in a foreign market or through a
bank) and EDRs and GDRs are receipts issued by   depositary receipt, we evaluate the price levels, the transaction costs, taxes and
a depositary outside of the U.S. (usually a      administrative costs or other relevant factors involved with each security to try
non-U.S. bank or trust company or a foreign      to identify the most efficient choice.
branch of a U.S. bank).  Depositary receipts
represent an ownership interest in an
underlying security that is held by the
depositary. Generally, the holder of the
depositary receipt is entitled to all payments
of interest, dividends or capital gains that
are made on the underlying security.
------------------------------------------------------------------------------------------------------------------------------------
High-yield, high risk  fixed-income              The Fund does not invest in these         The Fund may invest up to 35% of its net
securities: Securities that are rated lower      securities.                               assets, in high-yield, high risk foreign
than BBB by S&P or Baa by Moody's, or if                                                   fixed-income securities.
unrated, of equal quality. These securities
may be issued by companies or governments of
emerging or developing countries, which may be
less creditworthy. The risk that these
companies or governments may not be able to
make interest or principal payments is
substantial.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities:  Privately placed         The Funds may invest in privately placed securities including those that are
securities  whose resale is restricted under     eligible for resale only among certain institutional buyers without registration,
securities law.                                  which are commonly known as Rule 144A Securities.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not      The Fund may invest up to 10% of net      The Fund may invest up to 15% of net
have a ready market, and cannot be easily sold   assets in illiquid securities.            assets in illiquid securities.
within seven days at approximately the price
that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                    Delaware International Equity Fund          Delaware Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a    Typically, we use repurchase agreements as a short-term investment for a Fund's
buyer of securities, such as a fund, and a       cash position. In order to enter into these repurchase agreements, a Fund must
seller of securities in which the seller         have collateral of at least 102% of the repurchase price.  The Funds will only
agrees to buy the securities back within a       enter into repurchase agreements in which the collateral is comprised of U.S.
specified time at the same price the buyer       government securities.
paid for them, plus an amount equal to an
agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to
cash.
------------------------------------------------------------------------------------------------------------------------------------
Other securities: Each Fund is permitted to      The Fund may invest in preferred          The Fund may invest in preferred stocks,
invest in other securities than those that are   stocks, convertible securities,           convertible securities, warrants,
listed here. More information about these        warrants, futures and options.            futures and options.
securities can be found in the Statement of
Additional Information.
------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover
Each Fund anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

Borrowing from banks
Each Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets.

Lending securities
Each Fund may loan up to one-quarter of its assets to qualified broker, dealers or institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Funds. All such loans will be secured by collateral.

Temporary defensive positions
For temporary defensive purposes, the Funds may each invest all or a substantial portion of their assets in high quality debt instruments of foreign governments, the U.S. government, or foreign or U.S. companies. To the extent that a Fund does so, the Fund may be unable to meet its investment objective.

The risks of investing in the Funds
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                    Delaware International Equity Fund          Delaware Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority   We maintain a long-term investment approach and focus on stocks we believe can
of the securities in a certain market-like the   appreciate over an extended time frame regardless of interim market fluctuations.
stock or bond market-or in a certain country     In deciding what portion of a Fund's portfolio should be invested in any
or region will decline in value because of       individual country, we evaluate a variety of factors, including opportunities and
factors such as economic conditions, future      risks relative to other countries.
expectations or investor confidence.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that      We typically hold a number of different securities in a variety of sectors in
the value of securities in a particular          order to minimize the impact that a poorly performing security would have on a
industry or the value of an individual stock     Fund.  This risk is more significant for Delaware Emerging Markets Fund, which is
or bond will decline because of changing         a non-diversified fund.
expectations for the performance of that
industry or for the individual company issuing
the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Emerging market risk is the possibility that     The Fund, to the limited extent that it   The Fund is subject to this risk.
the risks associated with international          invests in emerging markets, is subject   Striving to manage this risk, the
investing will be greater in emerging markets    to this risk. Striving to manage this     portfolio managers carefully screen
than in more developed foreign markets           risk, the portfolio managers carefully    securities within emerging markets and
because, among other things, emerging markets    screen securities within emerging         attempt to consider material risks
may have less stable political and economic      markets and attempt to consider           associated with an individual company or
environments.                                    material risks associated with an         bond issuer.  We cannot eliminate
                                                 individual company or bond issuer.        emerging market risk and consequently
                                                                                           encourage shareholders to invest in the
                                                                                           Fund only if they have a long-term time
                                                                                           horizon, over which the potential of
                                                                                           individual securities is more likely to
                                                                                           be realized.
------------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or     We evaluate the political situations in the countries where we invest and take
the entire region where we invest may            into account any potential risks before we select securities for the portfolio.
experience political instability. This may       However, there is no way to eliminate political risk when investing
cause greater fluctuation in the value and       internationally.
liquidity of our investments due to changes in
currency exchange rates, governmental seizures
or nationalization of assets.
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of a    Each Fund may try to hedge its currency risk by purchasing foreign currency
fund's investments may be negatively affected    exchange contracts.  If a Fund agrees to purchase or sell foreign securities at a
by changes in foreign currency exchange          pre-set price on a future date, the Fund may attempt to protect the value of a
rates.  Adverse changes in exchange rates may    security it owns from future changes in currency rates.  If a Fund has agreed to
reduce or eliminate any gains produced by        purchase or sell a security, it may also use foreign currency exchange contracts
investments that are denominated in foreign      to  "lock-in" the security's price in terms of U.S. dollars or another applicable
currencies and may increase any losses.          currency.  Each Fund may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.
------------------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign        We conduct fundamental research on the companies we invest in rather than relying
companies may be subject to different            solely on information available through financial reporting.  As part of our
accounting, auditing and financial reporting     worldwide research process, we emphasize on company visits. We believe this will
standards than U.S. companies.  There may be     help us to better uncover any potential weaknesses in individual companies.
less information available about foreign
issuers than domestic issuers.  Furthermore,
regulatory oversight of foreign issuers may be
less stringent or less consistently applied
than in the United States.
------------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that         The Funds will attempt to reduce these risks by investing in a number of different
foreign markets may be less liquid, have         countries, and noting trends in the economy, industries and financial markets.
greater price volatility, less regulation and
higher transaction costs than U.S. markets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                    Delaware International Equity Fund          Delaware Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of    The Fund typically focuses its            The Fund may invest in small companies
smaller companies may be more volatile than      investment in larger companies.           and would be subject to this risk.  We
larger companies because of limited financial                                              typically hold a number of different
resources or dependence on narrow product                                                  stocks in order to reduce the impact
lines.                                                                                     that one small company stock would have
                                                                                           on the Fund.
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified fund risk is the risk that       The Fund is a diversified fund, and is    The Fund will not be diversified under
non-diversified funds are believed to be         not subject to this risk.                 the 1940 Act.  Non-diversified
subject to greater risks because adverse                                                   investment companies have the
effects on their security holdings may affect                                              flexibility to invest as much as 50% of
a larger portion of their overall assets.                                                  their assets in as few as two issuers
                                                                                           with no single issuer accounting for
                                                                                           more than 25% of the portfolio.  The
                                                                                           remaining 50% of the portfolio must be
                                                                                           diversified so that no more than 5% of a
                                                                                           fund's assets is invested in the
                                                                                           securities of a single issuer.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that              The Funds are generally less affected by interest rate risk because they typically
securities, particularly bonds with longer       hold a small amount of fixed-income securities than other risks.
maturities, will decrease in value if interest
rates rise.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government and supranational             This is not a significant risk for the    The Fund is subject to this risk with
securities risks relate to the ability of a      Fund.                                     respect to its debt investments and will
foreign government or government related                                                   attempt to limit this risk by performing
issuer to make timely payments on its external                                             credit analysis on the issuer of each
debt obligations.                                                                          security purchased. The Fund attempts to
                                                                                           reduce this risk by limiting the portion
                                                                                           of net assets that may be invested in
                                                                                           these securities.

                                                                                           The Fund also compares the risk-reward
                                                                                           potential of foreign government
                                                                                           securities being considered to that
                                                                                           offered by equity securities to
                                                                                           determine whether to allocate assets to
                                                                                           equity or fixed-income investments.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk of high-yield, high risk             This is not a significant risk for the    The Fund may invest up to 35% of its net
fixed-income securities relates to Securities    Fund.                                     assets in high-yield, high risk foreign
rated lower than BBB by S&P and Baa by Moody's                                             fixed-income securities.
are considered to be of poor standing and
predominantly speculative as to the issuer's                                               We intend to limit our investment in
ability to repay interest and principal.                                                   any single lower rated bond, which can
                                                                                           help to reduce the effect of an
These bonds are often issued by less                                                       individual default on the Fund.  We also
creditworthy companies or by highly leveraged                                              intend to limit our overall holdings of
(indebted) firms, which are generally less                                                 bonds in this category.  Such
able than more financially stable firms to                                                 limitations may not protect the Fund
make scheduled payments of interest and                                                    from widespread bond defaults brought
principal.  The risks posed by bonds issued                                                about by a sustained economic downturn
under such circumstances are substantial.                                                  or from price declines that might result
                                                                                           from changes in the quality ratings of
                                                                                           individual bonds.
------------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk relates to the  costs     Each Fund is subject to this risk.  We strive to monitor transaction costs and to
of buying, selling and holding foreign           choose an efficient trading strategy for the Funds.
securities, including brokerage, tax and
custody costs, may be higher than those
involved in domestic transactions
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Funds

Investment manager
Delaware International Advisers Ltd. makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services.

For the services provided, the manager was paid an aggregate fee by each Fund for the last fiscal year as follows:

                                                                                                         Investment management fees

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Delaware International Equity Fund              Delaware Emerging Markets Fund
-----------------------------------------------------------------------------------------------------------------------------------
As a percentage of average daily net                           0.85%                                         0.40%*
assets
-----------------------------------------------------------------------------------------------------------------------------------

*Reflects a waiver of fees by the manager.

Portfolio managers

Delaware International Equity Fund
Clive A. Gillmore and Nigel G. May have primary responsibility for making day-to-day investment decisions for Delaware International Equity Fund. In making investment decisions for the Fund, Mr. Gillmore and Mr. May regularly consult with Emma R. E. Lewis and with a fourteen member international equity team.

Clive A. Gillmore, Deputy Managing Director, Senior Portfolio Manager and a Director of Delaware International Advisers Ltd., has been the senior portfolio manager for Delaware International Equity Fund since its inception. A graduate of the University of Warwick and having begun his career at Legal and General Investment Management, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program.

Nigel G. May, Regional Research Director, Senior Portfolio Manager and a Director of Delaware International Advisers Ltd., is a graduate of Sidney Sussex College, Cambridge. Mr. May joined Mr. Gillmore as Co-Manager of the Fund on December 22, 1997. He joined Delaware International in 1991, assuming portfolio-management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

Emma R. E. Lewis, Portfolio Manager of Delaware International Advisers Ltd., is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research.

Delaware Emerging Markets Fund
Clive Gillmore also has primary responsibility for making day-to-day investment decisions for Delaware Emerging Markets Fund (please see Delaware International Equity Fund for a description of Mr. Gillmore's business experience). In making investment decisions for Delaware Emerging Markets Fund, Mr. Gillmore regularly consults with a fourteen member international equity team, including co-managers Robert Akester, Ormala Krishman and Emma R.E. Lewis (please see Delaware International Equity Fund for a description of Ms. Lewis' business experience). Mr. Gillmore has been managing the Fund since its inception.

Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers Ltd. in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the Southeast Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

Ormala Krishnan, Portfolio Manager of Delaware International Advisers Ltd., received a BSc (Mathematics) from the National University of Singapore and an MSc (Actuarial Science) from City University, London. Before joining Delaware International in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in 1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Currently, she is pursuing a PhD in Investment & Finance with City University Business School, London.

Who's who?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                Board of Trustees
Investment manager                                                                             Custodian
Delaware International Advisers Ltd.                                                           The Chase Manhattan Bank
Third Floor                                                                                    4 Chase Metrotech Center
80 Cheapside                                                                                   Brooklyn, NY 11245
London, England EC2V 6EE                           The Funds

                                   Distributor                              Service agent
                                   Delaware Distributors, L.P.              Delaware Service Company, Inc.
                                   One Commerce Square                      One Commerce Square
                                   Philadelphia, PA 19103                   Philadelphia, PA 19103


                                   Financial Intermediary Distributor
                                   Lincoln Financial Distributors, Inc.
                                   350 Church Street
                                   Hartford, CT 06103
Portfolio managers
(see page __ for details)
                                                Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. For funds (such as Delaware International Equity Fund and Delaware Emerging Markets Fund) that rely on certain exemptive rules created by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial Intermediary Distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Funds

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Funds' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Funds' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of the Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 267.256.8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends, if any, are paid annually for Delaware International Equity Fund and Delaware Emerging Markets Fund. Any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds
Delaware International Equity Fund and Delaware Emerging Markets Fund accept investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on each Fund and Foundation Funds as a result of these transactions.

Financial highlights
The financial highlights tables are intended to help you understand a Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

-----------------------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund                                                      Institutional Class
                                                                                          Year Ended 11/30
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      2000         1999        1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $16.190      $15.370     $14.720      $14.710     $12.240
Income (loss) from investment operations:
Net investment income(1)                                               0.210        0.222       0.318        0.267       0.530
Net realized and unrealized gain (loss) on
  investments and foreign currencies                                  (0.078)       0.880       0.962        0.238       2.405
                                                                     -------      -------     -------      -------     -------
Total from investment operations                                       0.132        1.102       1.280        0.505       2.935
                                                                     -------      -------     -------      -------     -------
Less dividends and distributions:
Dividends from net investment income                                  (0.240)      (0.282)     (0.475)      (0.475)     (0.320)
Distributions from net realized gain on investments                   (0.322)          --      (0.155)      (0.020)     (0.145)
                                                                     -------      -------     -------      -------     -------
Total dividends and distributions                                     (0.562)      (0.282)     (0.630)      (0.495)     (0.465)
                                                                     -------      -------     -------      -------     -------
Net asset value, end of period                                       $15.760      $16.190     $15.370      $14.720     $14.710
                                                                     =======      =======     =======      =======     =======
Total return(2)                                                        0.70%        7.26%       9.10%        3.55%(3)   24.68%(3)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                             $117,039     $115,009    $164,823      $71,177     $34,194
Ratio of expenses to average net assets                                1.59%        1.56%       1.40%        1.40%       1.55%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                              1.59%        1.56%       1.40%        1.41%       1.65%
Ratio of net investment income to average net assets                   1.32%        1.40%       2.10%        1.76%       4.00%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly             1.32%        1.40%       2.10%        1.75%       3.90%
Portfolio turnover                                                       10%           3%          5%           8%          9%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(3) Total return reflects expense limitations in effect during the period.

------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund                                             Institutional Class                        Period
                                                                             Year Ended 11/30                       6/10/96(1)
-----------------------------------------------------------------------------------------------------------------    through
                                                                  2000          1999          1998          1997     11/30/96
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $8.080        $6.550       $10.250       $ 9.990      $10.000
Income (loss) from investment operations:
Net investment income(2)                                         0.128         0.099         0.151         0.098        0.047
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            (1.438)        1.521        (3.191)        0.262       (0.057)
                                                                ------        ------       -------       -------      -------
Total from investment operations                                (1.310)        1.620        (3.040)        0.360       (0.010)
                                                                ------        ------       -------       -------      -------
Less dividends and distributions:
Dividends from net investment income                            (0.140)       (0.090)       (0.055)       (0.025)          --
Distributions from net realized gain on investments                 --            --        (0.605)       (0.075)          --
                                                                ------        ------       -------       -------      -------
Total dividends and distributions                               (0.140)       (0.090)       (0.660)       (0.100)          --
                                                                ------        ------       -------       -------      -------
Net asset value, end of period                                  $6.630        $8.080       $ 6.550       $10.250      $ 9.990
                                                                ======        ======       =======       -------      -------
Total return(3)                                                (16.65%)       25.24%       (31.55%)        3.64%       (0.10%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $2,229        $2,791        $1,117        $1,916       $3,717
Ratio of expenses to average net assets                          1.70%         1.70%         1.70%         1.70%        1.70%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                        2.55%         2.69%         3.61%         2.72%        3.80%
Ratio of net investment income to average net assets             1.53%         1.40%         1.84%         0.82%        0.47%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly       0.68%         0.41%       (0.07%)        (0.20%)      (1.63%)
Portfolio turnover                                                 31%           17%           47%           65%          36%
------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return also reflects expense limitations in effect during the period.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments and foreign currencies
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments." Realized and unrealized gain (loss) on foreign currencies represent changes in the U.S. dollar value of assets (including investments) and liabilities denominated in foreign currencies as a result of changes in foreign currency exchange rates.

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic, and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on 16 exchanges in Europe, Australia and the Far East, weighted by capitalization.

Morgan Stanley Capital International Emerging Markets Free Index
The Morgan Stanley International Emerging Markets Free Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware International Equity Fund
Delaware Emerging Markets Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statements of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of a Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.510.4015. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

Web site

www.delawareinvestments.com
---------------------------

E-mail

service@delinvest.com

Client Services Representative

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone service.

Investment Company Act file number: 811-6324

                                  DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London

------------------------------------------------------------------------------------------------------
Fund Symbols
------------------------------------------------------------------------------------------------------
Fund Name                                                         CUSIP number          NASDAQ symbol
                                                                  ------------          -------------
------------------------------------------------------------------------------------------------------
Delaware International Equity Fund Institutional Class            245914403             DEQIX
------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund Institutional Class                245914817             DEMIX
------------------------------------------------------------------------------------------------------


P-048 [--] BUR 3/01

                                   DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London



                            Delaware Global Bond Fund
                           Delaware Global Equity Fund


                           Class A o Class B o Class C


                                   Prospectus
                                 March 30, 2001

                         Global and International Funds


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profiles                                  page
Delaware Global Bond Fund
Delaware Global Equity Fund

How we manage the Funds                        page
Our investment strategies
The securities we typically invest in
The risks of investing in the Funds

Who manages the Funds                          page
Investment managers and sub-advisers
Portfolio managers
Fund administration (Who's who)

About your account                             page
Investing in the Funds
      Choosing a share class
      How to reduce your sales charge
      How to buy shares
      Retirement plans
      How to redeem shares
      Account minimums
      Special services
Dividends, distributions and taxes

Certain management considerations              page

Financial highlights                           page

Profile: Delaware Global Bond Fund

What is the Fund's goal?
Delaware Global Bond Fund seeks to achieve current income consistent with preservation of principal. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
Delaware Global Bond Fund invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Fund is a global fund. Therefore, at least 65% of the Fund's total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.


In selecting investments for the Fund,


o We strive to identify fixed-income securities that provide high income potential.
o In order to compare the value of different fixed-income securities, even those issued in different countries, we look at the value of anticipated future interest and principal payments, taking into consideration what we think the inflation rate in that country will be. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.


o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund?


Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. These fluctuations can be even more pronounced for funds like Delaware Global Bond Fund, which invests in developing countries. The Fund's investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Fund may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Fund is considered "non-diversified" under federal laws that regulate mutual funds. This means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 17.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Global Bond Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past six calendar years, as well as the average annual returns of all shares for the one-year, five-year and lifetime periods, as applicable. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)]

Year-by-year total return (Class A)

--------------------------------------------------------------------------------------------------------------------------------
1995                    1996                 1997                 1998                 1999                  2000
--------------------------------------------------------------------------------------------------------------------------------
20.87%                  11.87%               0.67%                7.30%                -3.82%                1.54%
--------------------------------------------------------------------------------------------------------------------------------

During the periods illustrated in this bar chart, Class A's highest quarterly return was 8.92% for the quarter ended December 31, 2000 and its lowest quarterly return was -2.95% for the quarter ended March 31, 1997.

The maximum Class A sales charge of 4.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown below do include the sales charge.

                                                                              Average annual returns for periods ending 12/31/00

---------------------------------------------------------------------------------------------------------------------------------
CLASS                                         A                        B                         C     Salomon Smith Barney World
                                                                                                            Government Bond Index
---------------------------------------------------------------------------------------------------------------------------------
                                                          (if redeemed)*             (if redeemed)*
---------------------------------------------------------------------------------------------------------------------------------
                           (Inception 12/27/94)      (Inception 12/27/94)      (Inception 11/29/95)
---------------------------------------------------------------------------------------------------------------------------------
1 year                                   -3.30%                   -3.16%                     -0.16%                         1.59%
---------------------------------------------------------------------------------------------------------------------------------
5 years                                   2.37%                    2.32%                      2.64%                         3.10%
---------------------------------------------------------------------------------------------------------------------------------
Lifetime**                                5.23%                    5.36%                      2.85%                         5.60%
---------------------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

* If shares were not redeemed, the returns for Class B would be 0.83%, 2.65% and 5.36% respectively, for the one-year, five-year and lifetime periods. Returns for Class C would be 0.84%, 2.64% and 2.85%, respectively, for the one-year, five-year and lifetime periods.

** The Salomon Smith Barney World Government Bond Index return shown is for Class A and Class B lifetime period. The Index return for Class C lifetime period was 3.26%.

What are Delaware Global Bond Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

--------------------------------------------------------------------------------
CLASS                                              A            B          C
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases as a percentage of offering price        4.75%        none       none
--------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower               none(1)      4%(2)      1%(3)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
reinvested dividends                               none         none       none
--------------------------------------------------------------------------------
Redemption fees                                    none         none       none
--------------------------------------------------------------------------------


Annual fund operating expenses are deducted from the Fund's assets.


--------------------------------------------------------------------------------
Management fees                                    0.75%        0.75%      0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees              0.30%        1.00%      1.00%
--------------------------------------------------------------------------------
Other expenses                                     0.83%        0.83%      0.83%
--------------------------------------------------------------------------------
Total annual fund operating expenses(4)            1.88%        2.58%      2.58%
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(5) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------------------------------------------------------------------------
CLASS(6)                  A            B                    B           C                   C
                                                (if redeemed)                   (if redeemed)
----------------------------------------------------------------------------------------------
1 year                 $657         $261                 $661        $261                $361
----------------------------------------------------------------------------------------------
3 years              $1,038         $802               $1,102        $802                $802
----------------------------------------------------------------------------------------------
5 years              $1,443       $1,370               $1,570      $1,370              $1,370
----------------------------------------------------------------------------------------------
10 years             $2,571       $2,744               $2,744      $2,915              $2,915
----------------------------------------------------------------------------------------------

(1) A purchase of Class A shares at $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares within two years of purchase, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The investment manager has agreed to waive fees and pay expenses through July 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.00% of average daily net assets. The fees and expenses shown in the table above do not reflect this voluntary expense cap. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waiver and payment.


--------------------------------------------------------------------------------
                        Fund operating expenses including
             voluntary expense caps in place through July 31, 2001
--------------------------------------------------------------------------------
CLASS                                                 A            B           C
--------------------------------------------------------------------------------
Management fees                                   0.17%        0.17%       0.17%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees             0.30%        1.00%       1.00%
--------------------------------------------------------------------------------
Other expenses                                    0.83%        0.83%       0.83%
--------------------------------------------------------------------------------
Total operating expenses                          1.30%        2.00%       2.00%
--------------------------------------------------------------------------------

(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged for the periods we show. In addition, this example does not reflect the voluntary expense cap described in footnote 4.
(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware Global Equity Fund

What is the Fund's goal?
Delaware Global Equity Fund seeks long-term total return. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
The Fund invests primarily in U.S. and foreign equity securities that provide the potential for capital appreciation and income. Under normal circumstances, we will invest at least 65% of the Fund's total assets in equity securities from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

To determine how much of the Fund's assets to allocate to international stocks and how much to U.S. stocks, we compare the potential total return of each asset class in the context of our expectations for inflation, economic growth and political stability in various regions.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.
o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.
o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Fund invests in foreign securities, it will be affected by international investment risks related to currency valuations, political instability, economic instability and lax accounting and regulatory standards.

The Fund is considered "non-diversified" under federal laws that regulate mutual funds. This means that the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 17.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Global Equity Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past six calendar years, as well as the average annual returns of all shares for the one-year, five-year and lifetime periods, as applicable. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps. On July 21, 1998, the Fund's name was changed from Global Assets Fund to Global Equity Fund and the Fund's investment focus changed from a mix of foreign and U.S. stocks and bonds to primarily foreign and U.S. stocks.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)]

Year-by-year total return (Class A)


--------------------------------------------------------------------------------
1995           1996           1997           1998          1999           2000
--------------------------------------------------------------------------------
24.73%         15.50%         11.04%         8.54%         5.91%         -2.67%
--------------------------------------------------------------------------------

During the periods illustrated in this bar chart, Class A's highest quarterly return was 11.24% for the quarter ended December 31, 1998 and its lowest quarterly return was -9.60% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown below do include the sales charge.

                                                                Average annual returns for periods ending 12/31/00

------------------------------------------------------------------------------------------------------------------
CLASS                           A                        B                       C          Morgan Stanley Capital
                                            (if redeemed)*          (if redeemed)*       International World Index
------------------------------------------------------------------------------------------------------------------
             (Inception 12/27/94)     (Inception 12/27/94)    (Inception 11/29/95)
------------------------------------------------------------------------------------------------------------------
1 year                     -8.29%                   -7.94%                  -4.28%                         -12.92%
------------------------------------------------------------------------------------------------------------------
5 years                     6.22%                    6.43%                   6.74%                          12.53%
------------------------------------------------------------------------------------------------------------------
Lifetime**                  9.06%                    9.38%                   7.05%                          13.95%
------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Morgan Stanley Capital International World Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns in the table.

* If shares were not redeemed, the returns for Class B would be -3.35%, 6.74% and 9.38%, respectively, for the one-year, five-year and lifetime periods. Returns for Class C would be -3.36%, 6.74% and 7.05%, respectively, for the one-year, five-year and lifetime periods.
** The Morgan Stanley Capital International World Index return shown is for the A Class and B Class lifetime period. The Index return for Class C lifetime period was 12.96%.

What are the Global Equity Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

--------------------------------------------------------------------------------
CLASS                                                  A           B          C
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases as a percentage of offering price        5.75%        none       none
--------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower               none(1)      5%(2)      1%(3)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
reinvested dividends                               none         none       none
--------------------------------------------------------------------------------
Redemption fees                                    none         none       none
--------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

--------------------------------------------------------------------------------
Management fees                                    0.85%        0.85%      0.85%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees              0.30%        1.00%      1.00%
--------------------------------------------------------------------------------
Other expenses                                     1.79%        1.79%      1.79%
--------------------------------------------------------------------------------
Total annual fund operating expenses(4)            2.94%        3.64%      3.64%
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(5) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------------------------------------------------------------------------------------
CLASS(6)                  A            B                    B                  C                  C
                                                (if redeemed)                         (if redeemed)
-----------------------------------------------------------------------------------------------------------
1 year                 $855         $366                 $866               $366               $466
-----------------------------------------------------------------------------------------------------------
3 year               $1,432       $1,114               $1,414             $1,114             $1,114
-----------------------------------------------------------------------------------------------------------
5 year               $2,034       $1,883               $2,083             $1,883             $1,883
-----------------------------------------------------------------------------------------------------------
10 year              $3,649       $3,744               $3,744             $3,897             $3,897
-----------------------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will be imposed on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The investment manager has agreed to waive fees and pay expenses through July 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.55% of average daily net assets. The fees and expenses shown in the table above do not reflect this voluntary expense cap. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waiver and payment.

--------------------------------------------------------------------------------
                        Fund operating expenses including
             voluntary expense caps in place through July 31, 2001
--------------------------------------------------------------------------------
CLASS                                                  A            B          C
--------------------------------------------------------------------------------
Management fees                                     none         none       none
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees              0.30%        1.00%      1.00%
--------------------------------------------------------------------------------
Other expenses                                     1.55%        1.55%      1.55%
--------------------------------------------------------------------------------
Total operating expenses                           1.85%        2.55%      2.55%
--------------------------------------------------------------------------------

(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense cap described in footnote 4.
(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Funds

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

         We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Each Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change became effective.

Delaware Global Bond Fund
Delaware Global Bond Fund seeks current income consistent with the preservation of principal. We invest primarily in fixed-income securities that may also provide the potential for capital appreciation.

We may invest in:
o   foreign and U.S. government securities;
o   debt obligations of foreign and U.S. companies;
o   debt securities of supranational entities;
o securities of issuers in emerging market countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers; and
o   zero-coupon bonds.


We anticipate a large percentage of Global Bond Fund's assets would be invested in securities of supranational entities and in U.S. and foreign government securities.


While the Fund may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Belgium, Canada, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, Singapore, Spain, Switzerland and the United Kingdom, as well as Indonesia, Korea, New Zealand, the Philippines, South Africa, Taiwan and Thailand. This is a representative list; we may also invest in other countries. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Fund will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. However, if we anticipate a declining interest rate environment, we may extend the average weighted maturity past ten years or if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.

Delaware Global Equity Fund
Delaware Global Equity Fund seeks long-term total return. We invest in U.S. and foreign equity securities, including common stocks, that provide the potential for capital appreciation and income. We invest primarily in developed markets; however, we may purchase securities in emerging markets. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.

To determine how much of the Fund's assets to allocate to international stocks and how much to U.S. stocks, we compare the potential total return of each asset class in the context of our expectations for inflation, economic growth and political stability in various regions.

In selecting foreign stocks for the Fund, we follow the same investment strategy as Delaware International Equity Fund. We generally look for securities that are undervalued based on our analysis of their future income stream.

The Fund may also seek to achieve growth by investing up to 35% of its assets in income producing debt securities such as U.S. or foreign government bonds or corporate bonds. As a general policy, the Fund only invests in debt securities when we believe they offer better long-term potential returns with less risk than investments in equity securities. We apply our analysis of future income potential to both stocks and bonds in order to decide whether any portion of the portfolio should be allocated to bonds.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Funds may invest in. The Funds can hold securities denominated in any currency. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.


------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                      Delaware Global Bond Fund                  Delaware Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent      The Fund typically does not invest in       The Fund will invest its assets in common
shares of ownership in a corporation.         common stocks.                              stocks, some of which will be
Stockholders participate in the                                                           dividend-paying stocks.
corporation's profits and losses,
proportionate to the number of shares they
own.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by   The Fund may invest in corporate bonds,     Although not a principal strategy of the
U.S. or foreign corporation.                  generally those rated A or better by S&P    Fund, for temporary defensive purposes,
                                              or Moody's or if unrated, determined to     the Fund may invest all or a substantial
                                              be of comparable quality. The Fund may      portion of its assets in corporate
                                              also invest in high-yield, high risk        obligations.
                                              emerging markets corporate bonds.
                                                                                          All corporate debt will be rated AA or
                                                                                          better by S&P and Aa or better by
                                                                                          Moody's, or if unrated, determined to be
                                                                                          of comparable quality.

                                                                                          The Fund may seek to achieve growth by
                                                                                          investing up to 35% of its assets in debt
                                                                                          securities, including corporate bonds.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Debt           The Fund will generally invest in           The Fund may seek to achieve growth by
obligations issued by a government other      securities issued by foreign governments,   investing up to 35% of its assets in
than the United States or by an agency,       their agencies, instrumentalities or        foreign governmental debt securities.
instrumentality or political subdivision of   political subdivisions that are rated AAA   Generally, the Fund will invest in debt
such governments.                             or AA by S&P or Aaa or Aa by Moody's or,    securities when we believe they offer
                                              if unrated, considered to be of             better long-term potential returns with
                                              comparable quality.  We may invest a        less risk than equity investments.
                                              portion of the Fund's assets in foreign
                                              governmental securities issued by           Although not a principal strategy of the
                                              emerging countries, which may be lower      Fund, for temporary defensive purposes,
                                              rated, including securities rated below     the Fund may invest all or a substantial
                                              investment grade.                           portion of its assets in high quality
                                                                                          debt obligations of foreign governments,
                                                                                          their agencies, instrumentalities and
                                                                                          political sub-divisions.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Securities        The Fund may invest a significant portion   Although not a principal strategy of the
issued or guaranteed by the U.S. government   of its assets in U.S. government            Fund, for temporary defensive purposes,
or issued by an agency or instrumentality     securities.  It will invest only in U.S.    the Fund may invest in U.S. government
of the U.S. government.                       government obligations, including bills,    securities.
                                              notes and bonds that are issued or
                                              guaranteed as to the payment of principal
                                              and interest by the U.S. government and
                                              securities of U.S. government agencies or
                                              instrumentalities that are backed by the
                                              full faith and credit of the United
                                              States.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some        The Fund may hold closed-end investment     The Fund may hold investment company
countries, investments by U.S. mutual funds   company securities.                         securities if we believe the country
are generally made by purchasing shares of                                                offers good investment opportunities.
investment companies that in turn invest in                                               The Fund would generally hold closed-end
the securities of such countries.                                                         investment companies, but may also hold
                                                                                          open-end investment companies. These
                                                                                          investments involve an indirect payment
                                                                                          of a portion of the expenses of the other
                                                                                          investment companies, including their
                                                                                          advisory fees.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                      Delaware Global Bond Fund                  Delaware Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward      Although the Funds value their assets daily in U.S. dollars, they do not intend to
foreign currency exchange contract involves   convert their holdings of foreign currencies into U.S. dollars on a daily basis.
an obligation to purchase or sell a           Each Fund will, however, from time to time, purchase or sell foreign currencies
specific currency on a fixed future date at   and/or engage in forward foreign currency exchange transactions.  Each Fund may
a price that is set at the time of the        conduct its foreign currency transactions on a cash basis at the rate prevailing in
contract. The future date may be any number   the foreign currency exchange market or through a forward foreign currency exchange
of days from the date of the contract as      contract or forward contract.
agreed by the parties involved.
                                              A Fund may use forward contracts for defensive hedging purposes to attempt to protect the value of the Fund's current security or currency holdings.  It may also use forward contracts if it has agreed to sell a security and wants to "lock-in" the price of that security, in terms of U.S. dollars.  Investors should be aware of the costs of currency conversion. The Funds will not use forward contracts for speculative purposes.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs),          This is not a principal strategy for the    The Fund may invest in sponsored and
European Depositary Receipts (EDRs), and      Fund.                                       unsponsored ADRs, EDRs and GDRs,
Global Depositary Receipts (GDRs):  ADRs                                                  generally focusing on those whose
are receipts issued by a U.S. depositary                                                  underlying securities are issued by
(usually a U.S. bank) and EDRs and GDRs are                                               foreign entities.
receipts issued by a depositary outside of
the U.S. (usually a non-U.S. bank or trust                                                To determine whether to purchase a
company or a foreign branch of a U.S.                                                     security in a foreign market or through
bank).  Depositary receipts represent an                                                  an ADR, we evaluate the price levels, the
ownership interest in an underlying                                                       transaction costs, taxes and
security that is held by the depositary.                                                  administrative costs involved with each
Generally, the holder of the depositary                                                   security to identify the most efficient
receipt is entitled to all payments of                                                    choice.
interest, dividends or capital gains that
are made on the underlying security.
------------------------------------------------------------------------------------------------------------------------------------
Supranational entities: Debt securities of    We anticipate investing a large             The Fund does not invest in these
supranational entities may be denominated     percentage of the Fund's assets in debt     entities.
in any currency. These securities are         securities of supranational entities.
typically of high-grade quality. A
supranational entity is an entity
established or financially supported by the
national governments of one or more
countries to promote reconstruction or
development. The International Bank for
Reconstruction and Development (more
commonly known as the World Bank) would be
one example of a supranational entity.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds: Zero coupon bonds are      The Fund may invest in zero coupon bonds.   The Fund does not invest in these
debt obligations that do not entitle the                                                  securities. Delaware Global Equity Fund
holder to any periodic payments of interest                                               and Delaware Overseas Equity Fund do not
before maturity or a specified date when                                                  invest in these securities. Delaware
the securities begin paying current                                                       Emerging Markets Fund may invest in zero
interest. Therefore, they are issued and                                                  coupon bonds. Delaware New Pacific Fund
traded at a discount from their face                                                      does not invest in these securities.
amounts or par value. The market prices of                                                Delaware Global Bond Fund may invest in
zero coupon bonds are generally more                                                      zero coupon bonds.
volatile than the market prices of
securities that pay interest periodically                                                 Delaware International Equity Fund
and are likely to respond to changes in                                                   Delaware Global Equity Fund
interest rates to a greater degree than do                                                Delaware Overseas Equity Fund
non-zero coupon securities having similar                                                 Delaware Emerging Markets Fund
maturities and credit quality.                                                            Delaware New Pacific Fund
                                                                                          Delaware Global Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities        The Fund may invest in Brady Bonds. We      The Fund does not invest in these
issued under the framework of the Brady       believe that the economic reforms           securities.
Plan, an initiative for debtor nations to     undertaken by countries in connection
restructure their outstanding external        with the issuance of Brady Bonds can make
indebtedness (generally, commercial bank      the debt of countries that have issued or
debt). Brady Bonds tend to be of lower        have announced plans to issue these bonds
quality and more speculative than             a viable opportunity for investment.
securities of developed country issuers.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                      Delaware Global Bond Fund                  Delaware Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
High-yield, high risk fixed-income            The Fund may invest a portion of its        The Fund does not invest in these
securities: Securities that are rated lower   assets in these securities.                 securities.
than BBB by S&P or Baa by Moody's, or if
unrated, of equal quality. These securities
may be issued by companies or governments
of emerging or developing countries, which
may be less creditworthy. The risk that
these companies or governments may not be
able to make interest or principal payments
is substantial.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed       We may invest in privately placed securities including those that are eligible for
securities  whose resale is restricted        resale only among certain institutional buyers without registration, which are
under securities law.                         commonly known as Rule 144A Securities.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not   Each Fund may invest up to 10% of its net asses in illiquid securities.
have a ready market, and cannot be easily
sold within seven days at approximately the
price at a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between   Typically, we use repurchase agreements as a short-term investment for a Fund's cash
a buyer of securities, such as a fund, and    position. In order to enter into these repurchase agreements, a Fund must have
a seller of securities in which the seller    collateral of at least 102% of the repurchase price. The Funds will only enter into
agrees to buy the securities back within a    repurchase agreements in which the collateral is comprised of U.S. government
specified time at the same price the buyer    securities.
paid for them, plus an amount equal to an
agreed upon interest rate. Repurchase
agreements are often viewed as equivalent
to cash.
------------------------------------------------------------------------------------------------------------------------------------
Other securities: Each Fund is permitted to   The Fund may invest in futures and          The Fund may invest in preferred stocks,
invest in other securities that are listed    options. The Fund may also invest in        convertible securities, warrants futures
here. More information about these            interest rate swaps.                        and options.
securities can be found in the Statement of
Additional Information.
------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover
Each Fund anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover in a Fund can result in increased transaction costs and tax liability for investors.

Borrowing from banks
Each Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets.

Lending securities
Each Fund may loan up to one-quarter of its assets to qualified brokers, dealers or institutional investors for their use in securities transaction. These transactions, if any, may generate additional income for the Funds. All such loans will be secured by collateral.

Temporary defensive positions
For temporary defensive purposes, Delaware Global Equity Fund may invest all or a substantial portion of its assets in high quality debt instruments of foreign governments, the U.S. government, or foreign or U.S. companies. To the extent that the Fund does so, the Fund may be unable to meet its investment objective.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                     Delaware Global Bond Fund                   Delaware Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a       We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a certain     appreciate over an extended time frame regardless of interim market fluctuations. In
market-like the stock or bond market-or     deciding what portion of a Fund's portfolio should be invested in any individual
in a certain country or region will         country, we evaluate a variety of factors, including opportunities and risks relative
decline in value because of factors such    to other countries.
as economic conditions, future
expectations or investor confidence.        As part of Delaware Global Bond Fund         In addition, for temporary defensive
                                            principal investment strategy, the Fund      purposes, Delaware Global Equity Fund may
                                            may invest in securities that generally      invest all or a substantial portion of its
                                            have relatively less market risk.            assets in high quality debt instruments of
                                                                                         foreign governments, the U.S. government,
                                                                                         (including their agencies and
                                                                                         instrumentalities) or foreign or U.S.
                                                                                         companies.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk      We typically hold a number of different securities in a variety of sectors in order to
that the value of securities in a           minimize the impact that a poorly performing security would have on a Fund.  This risk
particular industry or the value of an      is more significant for the Funds since they are non-diversified funds.
individual stock or bond will decline
because of changing expectations for the
performance of that industry or for the
individual company issuing the stock or
bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that         Interest rate risk is a significant risk     The Fund is generally less affected by
securities, particularly bonds with         for the Fund. In an attempt to manage        interest rate risk because it typically
longer maturities, will decrease in value   interest rate risk, we adjust the Fund's     holds a smaller amount of fixed-income
if interest rates rise.                     average weighted maturity based on our       securities than Delaware Global Bond Fund.
                                            view of interest rates.  The Fund's
                                            average weighted maturity will generally
                                            be in the five-to-ten year range.  When we
                                            anticipate that interest rates will
                                            decline, we may extend the average
                                            maturity beyond ten years and when we
                                            anticipate that interest rates will rise,
                                            we may shorten the average maturity to
                                            less than five years.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                     Delaware Global Bond Fund                   Delaware Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value    Each Fund may try to hedge its currency risk by purchasing foreign currency exchange
of a fund's investments may be negatively   contracts. If a Fund agrees to purchase or sell foreign securities at a pre-set price
affected by changes in foreign currency     on a future date, the Fund attempts to protect the value of a security it owns from
exchange rates. Adverse changes in          future changes in currency rates.  If a Fund has agreed to purchase or sell a security,
exchange rates may reduce or eliminate      it may also use foreign currency exchange contracts to  "lock-in" the security's price
any gains produced by investments that      in terms of U.S. dollars or another applicable currency.  Each Fund may use forward
are denominated in foreign currencies and   currency exchange contracts only for defensive or protective measures, not to enhance
may increase any losses.                    portfolio returns. However, there is no assurance that such a strategy will be successful.
------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that         The Fund does not invest in small            The Fund typically focuses its investment
prices of smaller companies may be more     companies.                                   in larger companies.
volatile than larger companies because
of limited financial resources or
dependence on narrow product lines.
------------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries   We evaluate the political situations in the countries where we invest and take into
or the entire region where we invest may    account any potential risks before we select securities for the portfolio.  However,
experience political instability. This      there is no way to eliminate political risk when investing internationally.
may cause greater fluctuation in the
value and liquidity of our investments
due to changes in currency exchange
rates, governmental seizures or
nationalization of assets.
------------------------------------------------------------------------------------------------------------------------------------
Emerging market risk is the possibility     The Fund is subject to this risk.            The Fund, to the limited extent that it
that the risks associated with              Striving to manage this risk, the            invests in emerging markets, is subject to
international investing will be greater     portfolio managers carefully screen          this risk.
in emerging markets than in more            securities within emerging markets and
developed foreign markets because, among    attempt to consider material risks
other things, emerging markets may have     associated with an individual company or
less stable political and economic          bond issuer. We cannot eliminate emerging
environments.                               market risk and consequently encourage
                                            shareholders to invest in the Fund only if
                                            they have a long-term time horizon, over
                                            which the potential of individual
                                            securities is more likely to be realized.
------------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that    The Funds will attempt to reduce these risks by investing in a number of different
foreign markets may be less liquid, have    countries, and noting trends in the economy, industries and financial markets.
greater price volatility, less regulation
and higher transaction costs than U.S.      Delaware Global Bond Fund will also
markets.                                    perform credit analysis in an attempt to
                                            reduce these risks.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                     Delaware Global Bond Fund                   Delaware Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign   We conduct fundamental research on the companies we invest in rather than relying
companies may be subject to different       solely on information available through financial reporting. We believe this will help
accounting, auditing and financial          us to better uncover any potential weaknesses in individual companies.
reporting standards than U.S. companies.
There may be less information available
about foreign issuers than domestic
issuers.  Furthermore, regulatory
oversight of foreign issuers may be less
stringent or less consistently applied
than in the United States.
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified fund riskIs the risk that   The Funds will not be diversified under the 1940 Act. Non-diversified investment
non-diversified funds are believed to be    companies have the flexibility to invest as much as 50% of their assets in as few as
subject to greater risks because adverse    two issuers with no single issuer accounting for more than 25% of the portfolio.  The
effects on their security holdings may      remaining 50% of the portfolio must be diversified so that no more than 5% of a fund's
affect a larger portion of their overall    assets is invested in the securities of a single issuer.
assets.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government and supranational        The Fund is subject to this risk and will    This is not a significant risk for the
securities risks relate to the ability of   attempt to limit this risk by performing     Fund.
a foreign government or government          credit analysis on the issuer of each
related issuer to make timely payments on   security purchased.
its external debt obligations.
                                            The Fund attempts to reduce the risks
                                            associated with investing in foreign
                                            governments by focusing on  bonds rated
                                            within the two highest rating categories.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk of high-yield, high risk        The Fund may invest a portion of its         This is not a significant risk for the
fixed-income securities relates to          assets in these securities.                  Fund.
Securities rated lower than BBB by S&P
and Baa by Moody's are considered to be     We intend to limit our investment in any
of poor standing and predominantly          single lower rated bond, which can help to
speculative as to the issuer's ability to   reduce the effect of an individual default
repay interest and principal.               on the Fund. We also intend to limit our
                                            overall holdings of bonds in this
These bonds are often issued by less        category. Such limitations may not
creditworthy companies or by highly         protect the Fund from widespread bond
leveraged (indebted) firms, which are       defaults brought about by a sustained
generally less able than more financially   economic downturn or from price declines
stable firms to make scheduled payments     that might result from changes in the
of interest and principal.  The risks       quality ratings of individual bonds.
posed by bonds issued under such
circumstances are substantial.
------------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk relates to the       Each of the Funds is subject to this risk. We strive to monitor transaction costs and
costs of buying, selling and holding        to choose an efficient trading strategy for the Funds.
foreign securities, including brokerage,
tax and custody costs, may be higher than
those involved in domestic transactions.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Funds

Investment manager and sub-adviser
Delaware International Advisers Ltd. makes investment decisions for Delaware Global Bond Fund and Delaware Global Equity Fund, manages the Funds' business affairs and provides daily administrative services. Delaware International Advisers Ltd. is affiliated with Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Delaware Management Company is the sub-adviser to Delaware Global Equity Fund. Delaware Management Company manages the U.S. securities portion of Delaware Global Equity Fund's portfolio under the overall supervision of Delaware International Advisers Ltd. and furnishes Delaware International Adviser Ltd. with investment recommendations, asset allocation advice, research and other investment services regarding U.S. securities.

For the services they provided, the manager and sub-adviser, where applicable, were paid an aggregate fee by each Fund for the last fiscal year as follows:

                                                                                                          Investment management fees
------------------------------------------------------------------------------------------------------------------------------------
                                                 Delaware Global Bond Fund                   Delaware Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
As a percentage of average daily net assets                0.17%*                                        none*
------------------------------------------------------------------------------------------------------------------------------------

*Reflects a waiver of fees by the manager.

Portfolio managers

Delaware Global Bond Fund
Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Delaware Global Bond Fund. In making investment decisions for Delaware Global Bond Fund, Mr. Moth and Ms. Bates regularly consult with David G. Tilles.

Christopher A. Moth, Director of Investment Strategy, Senior Portfolio Manager and a Director of Delaware International Advisers Ltd., is a graduate of The City University, London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth became Co-Manager of the Fund in January 1997.

Joanna Bates, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed-Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Fund in July 1999.

David G. Tilles, Managing Director, Chief Investment Officer and a Director of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Ltd. in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Delaware Global Equity Fund
Elizabeth A. Desmond has primary responsibility for making day-to-day investment decisions for Delaware Global Equity Fund. Robert L. Arnold makes investment decisions for the U.S. equity portion of the Fund.

Elizabeth A. Desmond, Regional Research Director, Senior Portfolio Manager and a Director of Delaware International Advisers Ltd., has been the portfolio manager for the Fund since July 21, 1998. Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder.

Robert L. Arnold, Vice President/Senior Portfolio Manager of the Fund, has been managing the U.S. equity portion of the Fund since July 21, 1998. Prior to that time he managed other Delaware Investments mutual funds and was a financial analyst focusing on the financial services industry including banks, thrifts, insurance companies and consumer finance companies. Mr. Arnold holds a BS from Carnegie Mellon University and earned an MBA from the University of Chicago. He began his investment career as a management consultant with Arthur Young in Philadelphia. Prior to joining Delaware Investments in March 1992, Mr. Arnold was a planning analyst with Chemical Bank in New York.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                         Board of Trustees
Investment manager                                                                             Custodian
Delaware International Advisers Ltd.                                                           The Chase Manhattan Bank
Third Floor                                                                                    4 Chase Metrotech Center
80 Cheapside                                                                                   Brooklyn, NY 11245
London, England EC2V 6EE                                       The Funds

Sub-adviser                                  Distributor                     Service agent
Delaware Management Company                  Delaware Distributors, L.P.     Delaware Service Company, Inc.
One Commerce Square                          One Commerce Square             One Commerce Square
Philadelphia, PA 19103                       Philadelphia, PA 19103          Philadelphia, PA 19103


                                             Financial Intermediary Distributor
                                             Lincoln Financial Distributors, Inc.
                                             350 Church Street
                                             Hartford, CT 06103
Portfolio managers
(see page __ for details)

                                                         Financial advisers
                                                            Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. For funds (such as Delaware Global Bond Fund and Delaware Global Equity Fund) that rely on certain exemptive rules disseminated by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial Intermediary Distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Funds
You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class:

Class A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares for Delaware Global Equity Fund. Class A shares of Delaware Global Bond Fund have an up-front sales charge of up to 4.75%. The offering price for Class A shares includes the front-end sales charge.

o If you invest $50,000 or more for Delaware Equity Fund and $100,000 or more for Delaware Global Bond Fund, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A sales charges



-----------------------------------------------------------------------------------------------------------------------------------
                             Delaware Global Bond Fund                                     Delaware Global Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
                      Sales charge as    Sales charge as       Dealer's      Sales charge as    Sales charge as       Dealer's
      Amount of       % of offering       % of amount      commission as %    % of offering       % of amount      commission as %
      purchase            price            invested       of offering price       price            invested       of offering price
-----------------------------------------------------------------------------------------------------------------------------------
  Less than $50,000       4.75%               4.99%             4.00%            5.75%               6.10%             5.00%
-----------------------------------------------------------------------------------------------------------------------------------
  $50,000 but under       4.75%               4.99%             4.00%            4.75%               4.99%             4.00%
      $100,000
-----------------------------------------------------------------------------------------------------------------------------------
 $100,000 but under       3.75%               3.90%             3.00%            3.75%               3.90%             3.00%
      $250,000
-----------------------------------------------------------------------------------------------------------------------------------
 $250,000 but under       2.50%               2.56%             2.00%            2.50%               2.56%             2.00%
      $500,000
-----------------------------------------------------------------------------------------------------------------------------------
 $500,000 but under       2.00%               2.04%             1.60%            2.00%               2.04%             1.60%
     $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------


As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year unless a specific waiver of the charge applies.

--------------------------------------------------------------------------------
                          Sales charge as    Sales charge as       Dealer's
       Amount of           % of offering       % of amount      commission as %
       purchase                price            invested       of offering price
--------------------------------------------------------------------------------
   $1 million up to
     $5 million                 none              none               1.00%
--------------------------------------------------------------------------------
 Next $20 million up
   to $25 million               none              none               0.50%
--------------------------------------------------------------------------------
    Amount over
    $25 million                 none              none               0.25%
--------------------------------------------------------------------------------

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them in the Global Equity Fund, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter. For Delaware Global Bond Fund Class B, the contingent deferred sales charge is 4% during the first two years, 3% during the third and fourth years after your purchase, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.



-------------------------------------------------------------------------------------------------------------------------------
         Program             How it works                                                   Share class
                                                                       A                     B                     C
-------------------------------------------------------------------------------------------------------------------------------
  Letter of Intent           Through a Letter of Intent you             X         Although the Letter of Intent and Rights of
                             agree to invest a certain                            Accumulation do not apply to the purchase
                             amount in Delaware Investments                       of Class B and Class C shares, you can
                             Funds (except money market                           combine your purchase of Class A shares
                             funds with no sales charge)                          with your purchase of Class B and Class C
                             over a 13-month period to                            shares to fulfill your Letter of Intent or
                             qualify for reduced front-end                        qualify for Rights of Accumulation.
                             sales charges.
-------------------------------------------------------------------------------------------------------------------------------
  Rights of                  You can combine your holdings              X
  Accumulation               or purchases of all funds in
                             the Delaware Investments family
                             (except money market funds with
                             no sales charge) as well as the
                             holdings and purchases of your
                             spouse and children under 21 to
                             qualify for reduced front-end
                             sales charges.
-------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of            Up to 12 months after you           For Class A,       For Class B, your             Not
  Redeemed Shares            redeem shares, you can reinvest     you will not       account will be               available
                             the proceeds without paying a       have to pay        credited with the
                             sales charge as noted to the        an                 contingent deferred
                             right.                              additional         sales charge you
                                                                 front-end          previously paid on the
                                                                 sales charge.      amount you are
                                                                                    reinvesting. Your
                                                                                    schedule for contingent
                                                                                    deferred sales charges
                                                                                    and conversion to Class
                                                                                    A will not start over
                                                                                    again; it will pick up
                                                                                    from the point at which
                                                                                    you redeemed your
                                                                                    shares.
-------------------------------------------------------------------------------------------------------------------------------
  SIMPLE IRA, SEP IRA,       These investment plans may                 X         There is no reduction in sales charges for
  SARSEP, Prototype          qualify for reduced sales                            Class B or Class C shares for group
  Profit Sharing,            charges by combining the                             purchases by retirement plans.
  Pension, 401(k),           purchases of all members of the
  SIMPLE 401(k),             group. Members of these groups
  403(b)(7), and 457         may also qualify to purchase
  Retirement Plans           shares without a front-end
                             sales charge and may also
                             qualify for a waiver of any
                             contingent deferred sales
                             charges.
-------------------------------------------------------------------------------------------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after day we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares-not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minor Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends, if any, are paid quarterly for Delaware Global Bond Fund and annually for Delaware Global Equity Fund. Any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds
Delaware Global Bond Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Fund and Foundation Funds as a result of these transactions.

Financial highlights
The financial highlights tables are intended to help you understand a Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.


-------------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund                                                                     Class A shares
                                                                                             Year Ended 11/30
-------------------------------------------------------------------------------------------------------------------------------
                                                                            2000        1999       1998       1997        1996
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $10.000     $10.940    $10.790    $11.480     $11.230
Income (loss) from investment operations:
Net investment income(1)                                                   0.521       0.560      0.595      0.625       0.755
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                      (1.096)     (0.935)    (0.015)    (0.505)      0.730
Total from investment operations                                          (0.575)     (0.375)     0.580      0.120       1.485
                                                                         -------     -------    -------    -------     -------
Less dividends and distributions:
Dividends from net investment income                                      (0.035)     (0.460)    (0.400)    (0.770)     (0.875)
In excess of net investment income                                        (0.020)         --         --         --          --
Distributions from net realized gain on investments                           --      (0.105)    (0.030)    (0.040)     (0.360)
                                                                         -------     -------    -------    -------     -------
Return of capital                                                         (0.120)         --         --         --          --
                                                                         -------     -------    -------    -------     -------
Total dividends and distributions                                             --      (0.565)    (0.430)    (0.810)     (1.235)
                                                                         -------     -------    -------    -------     -------
Net asset value, end of period                                            $9.250     $10.000    $10.940    $10.790     $11.480
                                                                         =======     =======    =======    =======     =======
Total return(2)                                                           (5.83%)     (3.50%)     5.47%      1.24%      14.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $1,707      $3,944     $4,684     $4,567      $3,467
Ratio of expenses to average net assets                                    1.30%       1.30%      1.25%      1.25%       1.25%
Ratio of expenses to average net assets prior to expense limitation        1.88%       1.54%
  and expenses paid indirectly                                                                    1.59%      2.04%       5.00%
Ratio of net investment income to average net assets                       5.48%       5.34%      5.58%      5.76%       6.82%
Ratio of net investment income to average net assets prior to              4.90%       5.10%
  expense limitation and expenses paid indirectly                                                 5.24%      4.97%       3.07%
Portfolio turnover                                                           49%         90%        93%        76%         42%

-----------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund                                                     Class B shares
                                                                             Year Ended 11/30
-----------------------------------------------------------------------------------------------------------------------
                                                             2000         1999        1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $10.000      $10.930     $10.790      $11.490      $11.230
Income (loss) from investment operations:
Net investment income(1)                                    0.454        0.487       0.520        0.550        0.679
Net realized and unrealized gain  (loss) on
  investments and  foreign currencies                      (1.104)      (0.927)     (0.020)      (0.511)       0.735
Total from investment operations                           (0.650)      (0.440)      0.500        0.039        1.414
                                                          -------      -------     -------      -------       ------
Less dividends and distributions:
Dividends from net investment income                       (0.026)      (0.385)     (0.330)      (0.699)      (0.794)
In excess of net investment income                         (0.014)          --          --           --           --
Distributions from net realized gain on investments            --       (0.105)     (0.030)      (0.040)      (0.360)
                                                          -------      -------     -------      -------       ------
Return of capital                                          (0.100)          --          --           --           --
                                                          -------      -------     -------      -------       ------
Total dividends and distributions                          (0.140)      (0.490)     (0.360)      (0.739)      (1.154)
                                                          -------      -------     -------      -------       ------
Net asset value, end of period                             $9.210      $10.000     $10.930      $10.790      $11.490
                                                          =======      =======     =======      =======       ======
Total return(2)                                            (6.58%)      (4.01%)      4.59%        0.48%       13.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $719       $1,646      $1,188       $1,081         $707
Ratio of expenses to average net assets                     2.00%        2.00%       1.95%        1.95%        1.95%
Ratio of expenses to average net assets prior to            2.58%        2.24%
  expense limitation and expenses paid indirectly                                    2.29%        2.74%        5.70%
Ratio of net investment income to average net assets        4.78%        4.64%       4.88%        5.06%        6.12%
Ratio of net investment income to average net
  assets prior to expense limitation and expenses
  paid indirectly                                           4.20%        4.40%       4.54%        4.27%        2.37%
Portfolio turnover                                            49%          90%         93%          76%          42%

-----------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund                                                       Class C shares
                                                                               Year Ended 11/30
-----------------------------------------------------------------------------------------------------------------------
                                                               2000         1999         1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $9.940       10.880      $10.740      $11.440     $11.240
Income (loss) from investment operations:
Net investment income(1)                                      0.454        0.487        0.521        0.551       0.680
Net realized and unrealized gain  (loss) on
  investments and  foreign currencies                        (1.094)      (0.937)      (0.021)      (0.512)      0.719
Total from investment operations                             (0.640)      (0.450)       0.500        0.039       1.399
                                                             ------       ------      -------      -------     -------
Less dividends and distributions:
Dividends from net investment income                         (0.026)      (0.385)      (0.330)      (0.699)     (0.839)
In excess of net investment income                           (0.014)          --           --           --          --
Distributions from net realized gain on investments              --       (0.105)      (0.030)      (0.040)     (0.360)
                                                             ------       ------      -------      -------     -------
Return of capital                                            (0.100)          --           --           --          --
                                                             ------       ------      -------      -------     -------
Total dividends and distributions                            (0.140)      (0.490)      (0.360)      (0.739)     (1.199)
                                                             ------       ------      -------      -------     -------
Net asset value, end of period                               $9.160       $9.940      $10.880      $10.740     $11.440
                                                             ======       ======      =======      =======     =======
Total return(2)                                              (6.51%)     (4.21%)        4.71%        0.49%      13.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $318         $681         $539         $703        $118
Ratio of expenses to average net assets                       2.00%        2.00%        1.95%        1.95%       1.95%
Ratio of expenses to average net assets prior to              2.58%        2.24%
  expense limitation and expenses paid indirectly                                       2.29%        2.74%       5.70%
Ratio of net investment income to average net assets          4.78%        4.64%        4.88%        5.06%       6.12%
Ratio of net investment income to average net
  assets prior to expense limitation and expenses
  paid indirectly                                             4.20%        4.40%        4.54%        4.27%       2.37%
Portfolio turnover                                              49%          90%          93%          76%         42%

(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return also reflects expense limitations in effect during the period.

----------------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund                                                                   Class A shares
                                                                                             Year Ended 11/30
----------------------------------------------------------------------------------------------------------------------------------
                                                                          2000         1999         1998        1997         1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $13.220      $13.600      $14.050     $13.310      $11.900
Income (loss) from investment operations:
Net investment income(1)                                                 0.104        0.130        0.289       0.437        0.493
Net realized and unrealized gain (loss) on investments  and
  foreign currencies                                                    (0.751)       0.290        0.826       0.843        1.572
Total from investment operations                                        (0.647)       0.420        1.115       1.280        2.065
                                                                       -------       ------      -------    --------     --------
Less dividends and distributions:
Dividends from net investment income                                    (0.073)      (0.120)      (0.335)     (0.490)      (0.385)
                                                                       -------       ------      -------    --------     --------
Distributions from net realized gain on investments                     (0.550)      (0.680)      (1.230)     (0.050)      (0.270)
                                                                       -------       ------      -------    --------     --------
Total dividends and distributions                                       (0.623)      (0.800)      (1.565)     (0.540)      (0.655)
                                                                       -------       ------      -------    --------     --------
Net asset value, end of period                                         $11.950      $13.220      $13.600     $14.050      $13.310
                                                                       =======       ======      =======    ========     ========
Total return(2)                                                         (5.12%)       3.17%        8.83%       9.91%       18.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $4,986       $7,386       $7,329      $6,939      $11,878
Ratio of expenses to average net assets                                  1.85%        1.85%        1.55%       1.25%        1.25%
Ratio of expenses to average net assets                                  2.94%        2.32%
  prior to expense limitation and expenses paid indirectly                                         1.99%       2.16%        2.72%
Ratio of net investment income to average net assets                     0.85%        0.97%        2.17%       3.24%        4.13%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly              (0.24%)       0.50%        1.73%       2.33%        2.66%
Portfolio turnover                                                         26%          29%          90%         74%          34%

--------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund                                                        Class B shares
                                                                                  Year Ended 11/30
--------------------------------------------------------------------------------------------------------------------------
                                                               2000         1999        1998         1997         1996
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $13.190      $13.600     $14.040      $13.300      $11.880
Income (loss) from investment operations:
Net investment income(1)                                       0.018        0.036       0.197        0.342        0.379
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                      (0.745)       0.294       0.813        0.848        1.606
Total from investment operations                              (0.727)       0.330       1.010        1.190        1.985
                                                             -------      -------     -------      -------      -------
Less dividends and distributions:
Dividends from net investment income                          (0.043)      (0.060)     (0.220)      (0.400)      (0.295)
                                                             -------      -------     -------      -------      -------
Distributions from net realized gain on investments           (0.550)      (0.680)     (1.230)      (0.050)      (0.270)
                                                             -------      -------     -------      -------      -------
Total dividends and distributions                             (0.593)      (0.740)     (1.450)      (0.450)      (0.565)
                                                             -------      -------     -------      -------      -------
Net asset value, end of period                               $11.870      $13.190     $13.600      $14.040      $13.300
                                                             =======      =======     =======      =======      =======
Total return(2)                                               (5.83%)       2.56%       7.97%        9.18%       17.32%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $3,766       $5,044      $5,397       $4,445       $4,796
Ratio of expenses to average net assets                        2.55%        2.55%       2.25%        1.95%        1.95%
Ratio of expenses to average net assets                        3.64%        3.02%
  prior to expense limitation and expenses paid indirectly                              2.69%        2.86%        3.42%
Ratio of net investment income to average net assets           0.15%        0.27%       1.47%        2.54%        3.43%
Ratio of net investment income (loss) to average net
  assets  prior to expense limitation and expenses paid
  indirectly                                                  (0.94%)      (0.20%)      1.03%        1.63%        1.96%
Portfolio turnover                                               26%          29%         90%          74%          34%

-------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund                                                          Class C shares
                                                                                  Year Ended 9/11/30
-------------------------------------------------------------------------------------------------------------------------
                                                                2000         1999        1998         1997         1996
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.140      $13.550     $13.990      $13.250      $11.890
Income (loss) from investment operations:
Net investment income(1)                                        0.018        0.036       0.197        0.341        0.446
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                       (0.745)       0.294       0.813        0.849        1.534
Total from investment operations                               (0.727)       0.330       1.010        1.190        1.980
                                                              -------      -------     -------      -------      -------
Less dividends and distributions:
Dividends from net investment income                           (0.043)      (0.060)     (0.220)      (0.400)      (0.350)
                                                              -------      -------     -------      -------      -------
Distributions from net realized gain on investments            (0.550)      (0.680)     (1.230)      (0.050)      (0.270)
                                                              -------      -------     -------      -------      -------
Total dividends and distributions                              (0.593)      (0.740)     (1.450)      (0.450)      (0.620)
                                                              -------      -------     -------      -------      -------
Net asset value, end of period                                $11.820      $13.140     $13.550      $13.990      $13.250
                                                              =======      =======     =======      =======      =======
Total return(2)                                                (5.85%)       2.57%       8.00%        9.21%       17.33%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,290       $2,614      $3,391       $3,094       $1,185
Ratio of expenses to average net assets                         2.55%        2.55%       2.25%        1.95%        1.95%
Ratio of expenses to average net assets                         3.64%        3.02%
  prior to expense limitation and expenses paid indirectly                               2.69%        2.86%        3.42%
Ratio of net investment income to average net assets            0.15%        0.27%       1.47%        2.54%        3.43%
Ratio of net investment income (loss) to average net
  assets  prior to expense limitation and expenses paid
  indirectly                                                   (0.94%)      (0.20%)       1.03%        1.63%        1.96%
Portfolio turnover                                                26%          29%         90%          74%          34%

(1) Per share information for the years ended November 30, 1997, 1998, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return also reflects expense limitations in effect during the period.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments and foreign currencies
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments." Realized and unrealized gain (loss) on foreign currencies represent changes in the U.S. dollar value of assets (including investments) and liabilities denominated in foreign currencies as a result of changes in foreign currency exchange rates.

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See bond.

Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic, and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Morgan Stanley Capital International World Index
The Morgan Stanley Capital International World Index is an international index that includes stocks traded in Europe, Australia, the Far East, plus the U.S., and Canada, and South Africa, weighted by capitalization.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

Salomon Smith Barney World Government Bond Index
The WGBI is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Global Bond Fund
Delaware Global Equity Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statements of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these funds, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about each Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Shareholder Service Center
800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o    For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-6324

--------------------------------------------------------------------------------
Fund Symbols                               CUSIP                 NASDAQ
--------------------------------------------------------------------------------
Delaware Global Bond Fund
--------------------------------------------------------------------------------
Class A                                  245914205                DGBAX
--------------------------------------------------------------------------------
Class B                                  245914882                DGBBX
--------------------------------------------------------------------------------
Class C                                  245914866                DGBCX
--------------------------------------------------------------------------------
Delaware Global Equity Fund
--------------------------------------------------------------------------------
Class A                                  245914304                DEGAX
--------------------------------------------------------------------------------
Class B                                  245914809                DGABX
--------------------------------------------------------------------------------
Class C                                  245914874                DGACX
--------------------------------------------------------------------------------

                                   DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London


P-036 [--] BUR 03/01

                                  DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London



                            Delaware Global Bond Fund
                           Delaware Global Equity Fund

                               Institutional Class



                                   Prospectus
                                 March 30, 2001

                         Global and International Funds


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents


Fund profiles                                  page
Delaware Global Bond Fund
Delaware Global Equity Fund


How we manage the Funds                        page
Our investment strategies
The securities we typically invest in
The risks of investing in the Funds


Who manages the Funds                          page
Investment managers and sub-adviser
Portfolio managers
Fund administration (Who's who)


About your account                             page
Investing in the Funds
      How to buy shares
      How to redeem shares
      Account minimum
      Exchanges
Dividends, distributions and taxes


Certain management considerations              page


Financial highlights                           page

Profile: Delaware Global Bond Fund

What is the Fund's goal?

Delaware Global Bond Fund seeks to achieve current income consistent with preservation of principal. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?

Delaware Global Bond Fund invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Fund is a global fund. Therefore, at least 65% of the Fund's total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.


In selecting investments for the Fund,

o We strive to identify fixed-income securities that provide high income potential.
o In order to compare the value of different fixed-income securities, even those issued in different countries, we look at the value of anticipated future interest and principal payments, taking into consideration what we think the inflation rate in that country will be. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. These fluctuations can be even more pronounced for funds like Delaware Global Bond Fund, which invests in developing countries. The Fund's investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Fund may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Fund is considered "non-diversified" under federal laws that regulate mutual funds. This means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see 'The risks of investing in the Funds" on page 13.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Global Bond Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class have varied over the past six calendar years, as well as the average annual returns of these shares for the one-year, five-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Institutional)]

Year-by-year total return (Institutional)

 1995   1996  1997  1998   1999  2000
------ ------ ----- ----- ------ -----
21.23% 12.20% 0.91% 7.61% -3.46% 1.83%

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 9.02% for the quarter ended December 31, 2000 and its lowest quarterly return was -2.86% for the quarter ended March 31, 1997.

                                                   Average annual returns for periods ending 12/31/00
-----------------------------------------------------------------------------------------------------
                                                                 Salomon Smith Barney World
                        Institutional                                 Government Bond Index
-----------------------------------------------------------------------------------------------------
                 (Inception 12/27/94)
-----------------------------------------------------------------------------------------------------
1 year                          1.83%                                                 1.59%
-----------------------------------------------------------------------------------------------------
5 years                         3.68%                                                 3.10%
-----------------------------------------------------------------------------------------------------
Lifetime                        6.40%                                                 5.60%
-----------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are Delaware Global Bond Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

------------------------------------------------------- ----------
Maximum sales charge (load) imposed on purchases as a         none
percentage of offering price
------------------------------------------------------- ----------
Maximum contingent deferred sales charge (load) as a          none
percentage of original purchase price or redemption
price, whichever is lower
------------------------------------------------------- ----------
Maximum sales charge (load) imposed on reinvested             none
dividends
------------------------------------------------------- ----------
Redemption fees                                               none
------------------------------------------------------- ----------
Exchange fees(1)                                              none
------------------------------------------------------- ----------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------- ----------
Management fees                                              0.75%
------------------------------------------------------- ----------
Distribution and service (12b-1) fees                         none
------------------------------------------------------- ----------
Other expenses                                               0.83%
------------------------------------------------------- ----------
Total annual fund operating expenses(2)                      1.58%
------------------------------------------------------- ----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------- -----------
1 year                 $161
---------------- -----------
3 years                $499
---------------- -----------
5 years                $860
---------------- -----------
10 years             $1,878
---------------- -----------


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The investment manager has agreed to waive fees and pay expenses through July 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.00% of average daily net assets. The fees and expenses shown in the table above do not reflect this voluntary expense cap. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments.

--------------------------------------------------------------
     Fund operating expenses including voluntary expense
            caps in effect through July 31, 2001
-------------------------------------------------------- -----
Management fees                                          0.17%
-------------------------------------------------------- -----
Distribution and service (12b-1) fees                    none
-------------------------------------------------------- -----
Other expenses                                           0.83%
-------------------------------------------------------- -----
Total operating expenses                                 1.00%
-------------------------------------------------------- -----

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense cap described in footnote 2.

Profile: Delaware Global Equity Fund

What is the Fund's goal?

Delaware Global Equity Fund seeks long-term total return. Although the Fund will strive to meet its goal, there is no assurance that it will.


What are the Fund's main investment strategies?
The Fund invests primarily in U.S. and foreign equity securities that provide the potential for capital appreciation and income. Under normal circumstances, we will invest at least 65% of the Fund's total assets in equity securities from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

To determine how much of the Fund's assets to allocate to international stocks and how much to U.S. stocks, we compare the potential total return of each asset class in the context of our expectations for inflation, economic growth and political stability in various regions.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.
o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.
o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Fund invests in foreign securities, it will be affected by international investment risks related to currency valuations, political instability, economic instability and lax accounting and regulatory standards.


The Fund is considered "non-diversified" under federal laws that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks.


For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 13.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Global Equity Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past six calendar years, as well as the average annual returns of these shares for the one-year, five-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps. On July 21, 1998, the Fund's name was changed from Global Assets Fund to Global Equity Fund and the Fund's investment focus changed from a mix of foreign and U.S. stocks and bonds to primarily foreign and U.S. stocks.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Institutional)]

Year-by-year total return (Institutional Class)


------ ------ ------ ------ ----- ------
 1995   1996   1997   1998   1999  2000
------ ------ ------ ------ ----- ------
25.08% 15.80% 11.43% 8.85%  6.29% -2.45%
------ ------ ------ ------ ----- ------

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 11.31% for the quarter ended December 31, 1998 and its lowest quarterly return was -9.52% for the quarter ended September 30, 1998.

                                                            Average annual returns for periods ending 12/31/00
--------------------------------------------------------------------------------------------------------------
CLASS                            Institutional                      Morgan Stanley Capital International
                                                                                             World Index
--------------------------------------------------------------------------------------------------------------
                           (Inception 12/27/94)
--------------------------------------------------------------------------------------------------------------
1 year                                   -2.45%                                                  -12.96%
--------------------------------------------------------------------------------------------------------------
5 years                                   7.81%                                                   12.53%
--------------------------------------------------------------------------------------------------------------
Lifetime                                  10.47%                                                  13.95%
--------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Morgan Stanley Capital International World Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are Delaware Global Equity Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.


------------------------------------------------------- ----------
Maximum sales charge (load) imposed on purchases as a         none
percentage of offering price
------------------------------------------------------- ----------
Maximum contingent deferred sales charge (load) as a          none
percentage of original purchase price or redemption
price, whichever is lower
------------------------------------------------------- ----------
Maximum sales charge (load) imposed on reinvested             none
dividends
------------------------------------------------------- ----------
Redemption fees                                               none
------------------------------------------------------- ----------
Exchange fees(1)                                              none
------------------------------------------------------- ----------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------- ----------
Management fees                                              0.85%
------------------------------------------------------- ----------
Distribution and service (12b-1) fees                         none
------------------------------------------------------- ----------
Other expenses                                               1.79%
------------------------------------------------------- ----------
Total annual fund operating expenses(2)                      2.64%
------------------------------------------------------- ----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------- -----------
1 year               $  267
---------------- -----------
3 years              $  820
---------------- -----------
5 years              $1,400
---------------- -----------
10 years             $2,973
---------------- -----------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has agreed to waive fees and pay expenses through July 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.55% of average daily net assets. The fees and expenses shown in the table above do not reflect this voluntary expense cap. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments.

-------------------------------------------------------------------
        Fund operating expenses including voluntary expense
              caps in effect through July 31, 2001
-------------------------------------------------------- ----------
Management fees                                                none
-------------------------------------------------------- ----------
Distribution and service (12b-1) fees                          none
-------------------------------------------------------- ----------
Other expenses                                                1.55%
-------------------------------------------------------- ----------
Total operating expenses                                      1.55%
-------------------------------------------------------- ----------

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense cap described in footnote 2.

How we manage the Funds

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

         We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


Each Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change became effective.


Delaware Global Bond Fund
Delaware Global Bond Fund seeks current income consistent with the preservation of principal. We invest primarily in fixed-income securities that may also provide the potential for capital appreciation.

We may invest in:
o    foreign and U.S. government securities;
o    debt obligations of foreign and U.S. companies;
o    debt securities of supranational entities;
o securities of issuers in emerging market countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers; and
o    zero-coupon bonds.


We anticipate a large percentage of Delaware Global Bond Fund's assets would be invested in securities of supranational entities and in U.S. and foreign government securities.


While the Fund may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Belgium, Canada, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, Singapore, Spain, Switzerland and the United Kingdom, as well as Indonesia, Korea, New Zealand, the Philippines, South Africa, Taiwan and Thailand. This is a representative list; we may also invest in other countries. We may invest more than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Fund will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. However, if we anticipate a declining interest rate environment, we may extend the average weighted maturity past ten years or if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.


Delaware Global Equity Fund
Delaware Global Equity Fund seeks long-term total return. We invest in U.S. and foreign equity securities, including common stocks, that provide the potential for capital appreciation and income. We invest primarily in developed markets; however, we may purchase securities in emerging markets. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.

To determine how much of the Fund's assets to allocate to international stocks and how much to U.S. stocks, we compare the potential total return of each asset class in the context of our expectations for inflation, economic growth, and political stability in various regions.

In selecting foreign stocks for the Fund, we follow the same investment strategy as Delaware International Equity Fund. We generally look for securities that are undervalued based on our analysis of their future income stream.

The Fund may also seek to achieve growth by investing up to 35% of its assets in income producing debt securities such as U.S. or foreign government bonds or corporate bonds. As a general policy, the Fund only invests in debt securities when we believe they offer better long-term potential returns with less risk than investments in equity securities. We apply our analysis of future income potential to both stocks and bonds in order to decide whether any portion of the portfolio should be allocated to bonds.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Funds may invest in. The Funds can hold securities denominated in any currency. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.


------------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                      Delaware Global Bond Fund                  Delaware Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent      The Fund typically does not invest in       The Fund will invest its assets in common
shares of ownership in a corporation.         common stocks.                              stocks, some of which will be
Stockholders participate in the                                                           dividend-paying stocks.
corporation's profits and losses,
proportionate to the number of shares they
own.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by   The Fund may invest in corporate bonds,     Although not a principal strategy of the
U.S. or foreign corporation.                  generally those rated A or better by S&P    Fund, for temporary defensive purposes,
                                              or Moody's or if unrated, determined to     the Fund may invest all or a substantial
                                              be of comparable quality. The Fund may      portion of its assets in corporate
                                              also invest in high-yield, high risk        obligations.
                                              emerging markets corporate bonds.
                                                                                          All corporate debt will be rated AA or
                                                                                          better by S&P and Aa or
                                                                                          better by Moody's, or if unrated,
                                                                                          determined to be of comparable quality.

                                                                                          The Fund may seek to achieve growth by
                                                                                          investing up to 35% of its assets in debt
                                                                                          securities, including corporate bonds.

                                                                                          Generally, the Fund will invest in debt
                                                                                          securities when we believe they offer
                                                                                          better long-term potential returns with
                                                                                          less risk than equity investments.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Debt           The Fund will generally invest in           The Fund may seek to achieve growth by
obligations issued by a government other      securities issued by foreign governments,   investing up to 35% of its assets in
than the United States or by an agency,       their agencies, instrumentalities or        foreign governmental debt securities.
instrumentality or political subdivision of   political subdivisions that are rated AAA   Generally, the Fund will invest in debt
such governments.                             or AA by S&P or Aaa or Aa by Moody's or,    securities when we believe they offer
                                              if unrated, considered to be of             better long-term potential returns with
                                              comparable quality.  We may invest a        less risk than equity investments.
                                              portion of the Fund's assets in foreign
                                              governmental securities issued by           Although not a principal strategy of the
                                              emerging countries, which may be lower      Fund, for temporary defensive purposes,
                                              rated, including securities rated below     the Fund may invest all or a substantial
                                              investment grade.                           portion of its assets in high quality
                                                                                          debt obligations of foreign governments,
                                                                                          their agencies, instrumentalities and
                                                                                          political sub-divisions.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Securities        The Fund may invest a significant portion   Although not a principal strategy of the
issued or guaranteed by the U.S. government   of its assets in U.S. government            Fund, for temporary defensive purposes,
or issued by an agency or instrumentality     securities.  It will invest only in U.S.    the Fund may invest in U.S. government
of the U.S. government.                       government obligations, including bills,    securities.
                                              notes and bonds that are issued or
                                              guaranteed as to the payment of principal
                                              and interest by the U.S. government and
                                              securities of U.S. government agencies or
                                              instrumentalities that are backed by the
                                              full faith and credit of the United
                                              States.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some        The Fund may hold closed-end investment     The Fund may hold investment company
countries, investments by U.S. mutual funds   company securities.                         securities if we believe the country
are generally made by purchasing shares of                                                offers good investment opportunities.
investment companies that in turn invest in                                               The Fund would generally hold closed-end
the securities of such countries.                                                         investment companies, but may also hold
                                                                                          open-end investment companies. These
                                                                                          investments involve an indirect payment
                                                                                          of a portion of the expenses of the other
                                                                                          investment companies, including their
                                                                                          advisory fees.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                      Delaware Global Bond Fund                  Delaware Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward      Although the Funds value their assets daily in U.S. dollars, they do not intend to
foreign currency exchange contract involves   convert their holdings of foreign currencies into U.S. dollars on a daily basis.
an obligation to purchase or sell a           Each Fund will, however, from time to time, purchase or sell foreign currencies
specific currency on a fixed future date at   and/or engage in forward foreign currency exchange transactions.  Each Fund may
a price that is set at the time of the        conduct its foreign currency transactions on a cash basis at the rate prevailing in
contract. The future date may be any number   the foreign currency exchange market or through a forward foreign currency exchange
of days from the date of the contract as      contract or forward contract.
agreed by the parties involved.
                                              A Fund may use forward contracts for defensive hedging purposes to attempt to protect the value of the Fund's current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to 'lock-in' the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Funds will not use forward contracts for speculative purposes.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs),          This is not a principal strategy for the    The Fund may invest in sponsored and
European Depositary Receipts (EDRs), and      Fund.                                       unsponsored ADRs, EDRs and GDRs,
Global Depositary Receipts (GDRs):  ADRs                                                  generally focusing on those whose
are receipts issued by a U.S. depositary                                                  underlying securities are issued by
(usually a U.S. bank) and EDRs and GDRs are                                               foreign entities.
receipts issued by a depositary outside of
the U.S. (usually a non-U.S. bank or trust                                                To determine whether to purchase a
company or a foreign branch of a U.S.                                                     security in a foreign market or through
bank).  Depositary receipts represent an                                                  an ADR, we evaluate the price levels, the
ownership interest in an underlying                                                       transaction costs, taxes and
security that is held by the depositary.                                                  administrative costs involved with each
Generally, the holder of the depositary                                                   security to identify the most efficient
receipt is entitled to all payments of                                                    choice.
interest, dividends or capital gains that
are made on the underlying security.
------------------------------------------------------------------------------------------------------------------------------------
Supranational entities: Debt securities of    We anticipate investing a large             The Fund does not invest in these
supranational entities may be denominated     percentage of the Fund's assets in debt     entities.
in any currency. These securities are         securities of supranational entities.
typically of high-grade quality. A
supranational entity is an entity
established or financially supported by the
national governments of one or more
countries to promote reconstruction or
development. The International Bank for
Reconstruction and Development (more
commonly known as the World Bank) would be
one example of a supranational entity.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds:  Zero coupon bonds are     The Fund may invest in zero coupon bonds.   The Fund does not invest in these
debt obligations that do not entitle the                                                  securities.
holder to any periodic payments of interest
before maturity or a specified date when
the securities begin paying current
interest. Therefore, they are issued and
traded at a discount from their face
amounts or par value. The market prices of
zero coupon bonds are generally more
volatile than the market prices of
securities that pay interest periodically
and are likely to respond to changes in
interest rates to a greater degree than do
non-zero coupon securities having similar
maturities and credit quality.
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds:  These are debt securities       The Fund may invest in Brady Bonds. We      The Fund does not invest in these
issued under the framework of the Brady       believe that the economic reforms           securities.
Plan, an initiative for debtor nations to     undertaken by countries in connection
restructure their outstanding external        with the issuance of Brady Bonds can make
indebtedness (generally, commercial bank      the debt of countries that have issued or
debt). Brady Bonds tend to be of lower        have announced plans to issue these bonds
quality and more speculative than             a viable opportunity for investment.
securities of developed country issuers.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                      Delaware Global Bond Fund                  Delaware Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
High-yield, high risk fixed-income            The Fund may invest a portion of its        The Fund does not invest in these
securities: Securities that are rated lower   assets in these securities.                 securities.
than BBB by S&P or Baa by Moody's, or if
unrated, of equal quality. These securities
may be issued by companies or governments
of emerging or developing countries, which
may be less creditworthy. The risk that
these companies or governments may not be
able to make interest or principal payments
is substantial.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed       We may invest in privately placed securities including those that are eligible for
securities  whose resale is restricted        resale only among certain institutional buyers without registration, which are
under securities law.                         commonly known as Rule 144A Securities.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not   Each Fund may invest up to 10% of its net asses in illiquid securities.
have a ready market, and cannot be easily
sold within seven days at approximately the
price at a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between   Typically, we use repurchase agreements as a short-term investment for a Fund's cash
a buyer of securities, such as a fund, and    position. In order to enter into these repurchase agreements, a Fund must have
a seller of securities in which the seller    collateral of at least 102% of the repurchase price.  The Funds will only enter into
agrees to buy the securities back within a    repurchase agreements in which the collateral is comprised of U.S. government
specified time at the same price the buyer    securities.
paid for them, plus an amount equal to an
agreed upon interest rate. Repurchase
agreements are often viewed as equivalent
to cash.
------------------------------------------------------------------------------------------------------------------------------------
Other securities: Each Fund is permitted to   The Fund may invest in futures and          The Fund may invest in preferred stocks,
invest in other securities that are listed    options. The Fund may also invest in        convertible securities, warrants futures
here. More information about these            interest rate swaps.                        and options.
securities can be found in the Statement of
Additional Information.
------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover
Each Fund anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover in a Fund can result in increased transaction costs and tax liability for investors.


Borrowing from banks
Each Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets.


Lending securities
Each Fund may loan up to one-quarter of its assets to qualified brokers, dealers or institutional investors for their use in securities transaction. These transactions, if any, may generate additional income for the Funds. All such loans will be secured by collateral.

Temporary defensive positions
For temporary defensive purposes, Delaware Global Equity Fund may invest all or a substantial portion of its assets in high quality debt instruments of foreign governments, the U.S. government, or foreign or U.S. companies. To the extent that the Fund does so, the Fund may be unable to meet its investment objective.

The risks of investing in the Funds
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                      Delaware Global Bond Fund                  Delaware Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a       We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a certain     appreciate over an extended time frame regardless of interim market fluctuations. In
market--like the stock or bond market--or   deciding what portion of a Fund's portfolio should be invested in any individual
in a certain country or region will         country, we evaluate a variety of factors, including opportunities and risks relative
decline in value because of factors such    to other countries.
as economic conditions, future
expectations or investor confidence.        As part of Delaware Global Bond Fund         In addition, for temporary defensive
                                            principal investment strategy, the Fund      purposes, Delaware Global Equity Fund may
                                            may invest in securities that generally      invest all or a substantial portion of its
                                            have relatively less market risk.            assets in high quality debt instruments of
                                                                                         foreign governments, the U.S. government,
                                                                                         (including their agencies and
                                                                                         instrumentalities) or foreign or U.S.
                                                                                         companies.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk      We typically hold a number of different securities in a variety of sectors in order to
that the value of securities in a           minimize the impact that a poorly performing security would have on a Fund. This risk
particular industry or the value of an      is more significant for the Funds since they are non-diversified funds.
individual stock or bond will decline
because of changing expectations for the
performance of that industry or for the
individual company issuing the stock or
bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that         Interest rate risk is a significant risk     The Fund is generally less affected by
securities, particularly bonds with         for the Fund.  In an attempt to manage       interest rate risk because it typically
longer maturities, will decrease in value   interest rate risk, we adjust the Fund's     holds a smaller amount of fixed-income
if interest rates rise.                     average weighted maturity based on our       securities than Delaware Global Bond Fund.
                                            view of interest rates.  The Fund's
                                            average weighted maturity will generally
                                            be in the five-to-ten year range.  When we
                                            anticipate that interest rates will
                                            decline, we may extend the average
                                            maturity beyond ten years and when we
                                            anticipate that interest rates will rise,
                                            we may shorten the average maturity to
                                            less than five years.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                      Delaware Global Bond Fund                  Delaware Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value    Each Fund may try to hedge its currency risk by purchasing foreign currency exchange
of a fund's investments may be negatively   contracts.  If a Fund agrees to purchase or sell foreign securities at a pre-set price
affected by changes in foreign currency     on a future date, the Fund attempts to protect the value of a security it owns from
exchange rates. Adverse changes in          future changes in currency rates. If a Fund has agreed to purchase or sell a security,
exchange rates may reduce or eliminate      it may also use foreign currency exchange contracts to  "lock-in" the security's price
any gains produced by investments that      in terms of U.S. dollars or another applicable currency.  Each Fund may use forward
are denominated in foreign currencies and   currency exchange contracts only for defensive or protective measures, not to enhance
may increase any losses.                    portfolio returns. However, there is no assurance that such a strategy will be successful.
------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that         The Fund does not invest in small            The Fund typically focuses its investment
prices of smaller companies may be more     companies.                                   in larger companies.
volatile than larger companies because
of limited financial resources or
dependence on narrow product lines.
------------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries   We evaluate the political situations in the countries where we invest and take into
or the entire region where we invest may    account any potential risks before we select securities for the portfolio. However,
experience political instability. This      there is no way to eliminate political risk when investing internationally.
may cause greater fluctuation in the
value and liquidity of our investments
due to changes in currency exchange
rates, governmental seizures or
nationalization of assets.
------------------------------------------------------------------------------------------------------------------------------------
Emerging market risk is the possibility     The Fund is subject to this risk.            The Fund, to the limited extent that it
that the risks associated with              Striving to manage this risk, the            invests in emerging markets, is subject to
international investing will be greater     portfolio managers carefully screen          this risk.
in emerging markets than in more            securities within emerging markets and
developed foreign markets because, among    attempt to consider material risks
other things, emerging markets may have     associated with an individual company or
less stable political and economic          bond issuer. We cannot eliminate emerging
environments.                               market risk and consequently encourage
                                            shareholders to invest in the Fund only if
                                            they have a long-term time horizon, over
                                            which the potential of individual
                                            securities is more likely to be realized.
------------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that    The Funds will attempt to reduce these risks by investing in a number of different
foreign markets may be less liquid, have    countries, and noting trends in the economy, industries and financial markets.
greater price volatility, less regulation
and higher transaction costs than U.S.      Delaware Global Bond Fund will also
markets.                                    perform credit analysis in an attempt to
                                            reduce these risks.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                      Delaware Global Bond Fund                  Delaware Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign   We conduct fundamental research on the companies we invest in rather than relying
companies may be subject to different       solely on information available through financial reporting. We believe this will help
accounting, auditing and financial          us to better uncover any potential weaknesses in individual companies.
reporting standards than U.S. companies.
There may be less information available
about foreign issuers than domestic
issuers.  Furthermore, regulatory
oversight of foreign issuers may be less
stringent or less consistently applied
than in the United States.
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified fund risk Is the risk that  The Funds will not be diversified under the 1940 Act. Non-diversified investment
non-diversified funds are believed to be    companies have the flexibility to invest as much as 50% of their assets in as few as
subject to greater risks because adverse    two issuers with no single issuer accounting for more than 25% of the portfolio. The
effects on their security holdings may      remaining 50% of the portfolio must be diversified so that no more than 5% of a fund's
affect a larger portion of their overall    assets is invested in the securities of a single issuer.
assets.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government and supranational        The Fund is subject to this risk and will    This is not a significant risk for the
securities risks relate to the ability of   attempt to limit this risk by performing     Fund.
a foreign government or government          credit analysis on the issuer of each
related issuer to make timely payments on   security purchased. The Fund attempts to
its external debt obligations.              reduce the risks associated with investing
                                            in foreign governments by focusing on
                                            bonds rated within the two highest rating
                                            categories.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk of high-yield, high risk        The Fund may invest a portion of its         This is not a significant risk for the
fixed-income securities relates to          assets in these securities.                  Fund.
Securities rated lower than BBB by S&P
and Baa by Moody's are considered to be     We intend to limit our investment in any
of poor standing and predominantly          single lower rated bond, which can help to
speculative as to the issuer's ability to   reduce the effect of an individual default
repay interest and principal.               on the Fund. We also intend to limit our
                                            overall holdings of bonds in this
These bonds are often issued by less        category. Such limitations may not
creditworthy companies or by highly         protect the Fund from widespread bond
leveraged (indebted) firms, which are       defaults brought about by a sustained
generally less able than more financially   economic downturn or from price declines
stable firms to make scheduled payments     that might result from changes in the
of interest and principal.  The risks       quality ratings of individual bonds.
posed by bonds issued under such
circumstances are substantial.
------------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk relates to the       Each of the Funds is subject to this risk. We strive to monitor transaction costs and
costs of buying, selling and holding        to choose an efficient trading strategy for the Funds.
foreign securities, including brokerage,
tax and custody costs, may be higher than
those involved in domestic transactions.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Funds


Investment manager and sub-adviser
Delaware International Advisers Ltd. makes investment decisions for Delaware Global Bond Fund and Delaware Global Equity Fund, manages the Funds' business affairs and provides daily administrative services. Delaware International Advisers Ltd. is affiliated with Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Delaware Management Company is the sub-adviser to Delaware Global Equity Fund. Delaware Management Company manages the U.S. securities portion of Delaware Global Equity Fund's portfolio under the overall supervision of Delaware International Advisers Ltd. and furnishes Delaware International Adviser Ltd. with investment recommendations, asset allocation advice, research and other investment services regarding U.S. securities.

For the services they provided, the manager and sub-adviser, where applicable, were paid an aggregate fee by each Fund for the last fiscal year as follows:

                                                                        Investment Management Fees

-------------------------------------------- ------------------------- ---------------------------
                                             Delaware Global Bond Fund Delaware Global Equity Fund
-------------------------------------------- ------------------------- ---------------------------
As a percentage of average daily net assets           0.17%*                      none*
-------------------------------------------- ------------------------- ---------------------------


*  Reflects a waiver of fees by the manager.

Portfolio managers


Delaware Global Bond Fund
Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Delaware Global Bond Fund. In making investment decisions for Delaware Global Bond Fund, Mr. Moth and Ms. Bates regularly consult with David G. Tilles.

Christopher A. Moth, Director of Investment Strategy, Senior Portfolio Manager and a Director Delaware International Advisers Ltd., is a graduate of The City University, London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth became Co-Manager of the Fund in January 1997.

Joanna Bates, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed-Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Fund in July 1999.

David G. Tilles, Managing Director, Chief Investment Officer and a Director of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Ltd. in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Delaware Global Equity Fund
Elizabeth A. Desmond has primary responsibility for making day-to-day investment decisions for Delaware Global Equity Fund. Robert L. Arnold makes investment decisions for the U.S. equity portion of the Fund.


Elizabeth A. Desmond, Senior Portfolio Manager and a Director of Delaware International Advisers Ltd., has been the portfolio manager for the Fund since July 21, 1998. Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder.


Robert L. Arnold, Vice President/Senior Portfolio Manager of the Fund, has been managing the U.S. equity portion of the Fund since July 21, 1998. Prior to that time he managed other Delaware Investments mutual funds and was a financial analyst focusing on the financial services industry including banks, thrifts, insurance companies and consumer finance companies. Mr. Arnold holds a BS from Carnegie Mellon University and earned an MBA from the University of Chicago. He began his investment career as a management consultant with Arthur Young in Philadelphia. Prior to joining Delaware Investments in March 1992, Mr. Arnold was a planning analyst with Chemical Bank in New York.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]


                                                  Board of Trustees
Investment manager                                                                         Custodian
Delaware International Advisers Ltd.                                                       The Chase Manhattan Bank
Third Floor                                                                                4 Chase Metrotech Center
80 Cheapside                                                                               Brooklyn, NY 11245
London, England EC2V 6EE                              The Funds

Sub-adviser                     Distributor                     Service agent
Delaware Management Company     Delaware Distributors, L.P.     Delaware Service Company, Inc.
One Commerce Square             One Commerce Square             One Commerce Square
Philadelphia, PA 19103          Philadelphia, PA 19103          Philadelphia, PA 19103


                                Financial Intermediary Distributor
                                Lincoln Financial Distributors, Inc.
                                350 Church Street
                                Hartford, CT 06103
Portfolio managers
(see page __ for details)


                                  Shareholders


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. For funds (such as Delaware Global Bond Fund and Delaware Global Equity Fund) that rely on certain exemptive rules disseminated by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the funds assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.


Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial Intermediary Distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.


Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.


Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Funds

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;


o tax-exempt employee benefit plans of the Funds' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Funds' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of the Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.


How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.



How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 267.256.8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.



[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.


Dividends, distributions and taxes

Dividends, if any, are paid quarterly for Delaware Global Bond Fund and annually for Delaware Global Equity Fund. Any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains.


Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds

Delaware Global Bond Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on each Fund and Foundation Funds as a result of these transactions.

Financial highlights
The financial highlights tables are intended to help you understand a Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.


----------------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund                                                                 Institutional Class
                                                                                            Year Ended 11/30
----------------------------------------------------------------------------------------------------------------------------------
                                                                           2000        1999        1998        1997        1996
                                                                          ------     -------     -------     -------     -------
Net asset value, beginning of period                                      $9.990     $10.930     $10.810     $11.520     $11.270
                                                                          ------     -------     -------     -------     -------
Income (loss) from investment operations:
Net investment income(1)                                                   0.550       0.592       0.627       0.658       0.788
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                  (1.097)     (0.937)     (0.017)     (0.515)      0.732
Total from investment operations                                          (0.547)     (0.345)      0.610       0.143       1.520
                                                                          ------     -------     -------     -------     -------
Less dividends and distributions:
Dividends from net investment income                                      (0.035)     (0.490)     (0.460)     (0.813)     (0.910)
In excess of net investment income                                        (0.020)         --          --          --          --
Distributions from net realized gain on investments                           --      (0.105)     (0.030)     (0.040)     (0.360)
Return of capital                                                         (0.128)         --          --          --          --
Total dividends and distributions                                         (0.183)     (0.595)     (0.490)     (0.853)     (1.270)
                                                                          ------     -------     -------     -------     -------

Net asset value, end of period                                            $9.260      $9.990     $10.930     $10.810     $11.520
                                                                          ------     -------     -------     -------     -------
Total return(2)                                                           (5.57%)     (3.31%)      5.88%       1.45%      14.68%
                                                                          ------     -------     -------     -------     -------

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $8,279     $11.668     $12,937     $11,278      $6,707
Ratio of expenses to average net assets                                    1.00%        1.00%       0.95%       0.95%       0.95%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                              1.58%       1.24%       1.29%       1.74%       4.70%
Ratio of net investment income to average net assets                        5.78%       5.64%       5.88%       6.06%       7.12%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                           5.20%       5.40%       5.54%       5.27%       3.37%
Portfolio turnover                                                            49%         90%         93%         76%         42%

(1)  Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return also reflects expense limitations in effect during the period.

Global Bond-Global Equity IC
---------------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund                                                                Institutional Class
                                                                                             Year Ended 11/30
---------------------------------------------------------------------------------------------------------------------------------
                                                                              2000       1999       1998        1997       1996
                                                                            -------    -------    -------     -------    -------
Net asset value, beginning of period                                        $13.250    $13.610    $14.100     $13.340    $11.930
                                                                            -------    -------    -------     -------    -------
Income (loss) from investment operations:
Net investment income(1)                                                      0.141      0.170      0.329       0.478      0.567
Net realized and net unrealized gain (loss) on investments and
  foreign currencies                                                         (0.758)     0.300      0.816       0.857      1.533
Total from investment operations                                             (0.617)     0.470      1.145       1.335      2.100
                                                                            -------    -------    -------     -------    -------
Less dividends and distributions:
Dividends from net investment income                                         (0.083)    (0.150)    (0.405)     (0.525)    (0.420)
Distributions from net realized gain on investments                          (0.550)    (0.680)    (1.230)     (0.050)    (0.270)
Total dividends and distributions                                            (0.633)    (0.830)    (1.635)     (0.575)    (0.690)
                                                                            -------    -------    -------     -------    -------
Net asset value, end of period                                              $12.000    $13.250    $13.610     $14.100    $13.340
                                                                            -------    -------    -------     -------    -------
Total return(2)                                                               (4.95%)     3.63%      9.07%      10.34%     18.38%
                                                                            -------    -------    -------     -------    -------
Ratios and supplemental data:
Net assets, end of period (000 omitted)                                        $698     $1,229     $2,627      $2,310     $2,203
Ratio of expenses to average net assets                                        1.55%      1.55%      1.25%       0.95%      0.95%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                      2.64%      2.02%      1.69%       1.86%      2.42%
Ratio of net investment income to average net assets                           1.15%      1.27%      2.47%       3.54%      4.43%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                      0.06%      0.80%      2.03%       2.63%      2.96%
Portfolio turnover                                                               26%        29%        90%         74%        34%


(1) Per share information for the years ended November 30, 1997, 1998, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return also reflects expense limitations in effect during the period.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments and foreign currencies

A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments." Realized and unrealized gain (loss) on foreign currencies represent changes in the U.S. dollar value of assets (including investments) and liabilities denominated in foreign currencies as a result of changes in foreign currency exchange rates.


Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.


Portfolio turnover

This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.


Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic, and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Morgan Stanley Capital International World Index
The Morgan Stanley Capital International World Index is an international index that includes stocks traded in Europe, Australia, the Far East, plus the U.S., Canada and South Africa, weighted by capitalization.


NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).


Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

Salomon Smith Barney World Government Bond Index
The World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Global Bond Fund
Delaware Global Equity Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statements of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of a Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.510.4015. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.


Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Client Services Representative
800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)


For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


Investment Company Act file number: 811-6324

--------------------------------------------------------------------------------
Fund Symbols                                       CUSIP number    NASDAQ symbol
--------------------------------------------------------------------------------
Delaware Global Bond Fund Institutional Class       245914502         DGBIX
--------------------------------------------------------------------------------
Delaware Global Equity Fund Institutional Class     245914601         DGAIX
--------------------------------------------------------------------------------

                                  DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London

P-049 [--] BUR 3/01

                                   DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London



                      Delaware International Small Cap Fund


                           Class A * Class B * Class C



                                   Prospectus
                                 March 30, 2001


                         Global and International Funds


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund Profile                                 page
Delaware International Small Cap Fund

How we manage the Fund                       page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Who manages the Fund                         page
Investment manager
Portfolio managers
Fund administration (Who's who)

About your account                           page
Investing in the Fund
   Choosing a share class
   How to reduce your sales charge
   How to buy shares
   Retirement plans
   How to redeem shares
   Account minimums
   Special services
   Exchanges
Dividends, Distributions and Taxes

Other investment policies and risk           page
considerations

Certain management considerations            page

Financial highlights                         page

Profile: Delaware International Small Cap Fund

What is the Fund's goal?
Delaware International Small Cap Fund seeks long-term capital appreciation. Although, the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
Delaware International Small Cap Fund seeks to achieve its objective by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. The market capitalization of the companies in which the Fund intends to invest primarily will typically be $1.5 billion or less (at the time of purchase).

By focusing on smaller, non-U.S. companies, the Fund seeks to identify equity securities of emerging and other growth-oriented companies which, in the opinion of the manager, are responsive to changes within their markets, and have the fundamental characteristics to support growth. We will seek to identify changing and dominant trends within the relevant markets, and will purchase securities of companies which we believe will benefit from these trends. In addition, we will consider the financial strength of the company or its industry. We may invest in smaller capitalization companies that may be temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not be fully recognized by the market.

The Fund may invest up to 15% of its net assets in high yield, high risk foreign fixed-income securities.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's investments. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. Investments in small capitalization securities tend to be more volatile than investments in larger capitalization securities. Investments in foreign securities whether equity or fixed-income, involve special risks including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. The high yield, high risk foreign fixed-income securities that the Fund may invest in are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 11.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware International Small Cap Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how the returns for the Fund's Class A shares have varied for the past three calendar years, as well as the average annual returns for these shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps.

Year-by-year total return (Class A)

 1998     1999      2000
 ----     ----      ----
 5.83%   23.20%    -2.66%

During the period illustrated in this bar chart, the Class A's highest quarterly return was 19.01% for the quarter ended December 31, 1998 and its lowest quarterly return was -15.22% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include sales charge.

                              Average annual returns for periods ending 12/31/00

-----------------------------------------------------------------------------
CLASS                                        A            Morgan Stanley EAFE
                          (inception 12/19/97)                          Index
-----------------------------------------------------------------------------
1 year                                  -8.22%                        -13.96%
-----------------------------------------------------------------------------
Lifetime                                 6.40%                          9.69%
-----------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Morgan Stanley EAFE (Europe, Australia, Far East) Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund's returns shown immediately above.

What are Delaware International Small Cap Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

--------------------------------------------------------------------------------------------
CLASS                                                       A            B             C
--------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as       5.75%         none          none
a percentage of offering price
--------------------------------------------------------------------------------------------
Maximum contingent deferred sales charge
(load) as a percentage of original purchase price or
redemption price, whichever is lower                      none(1)       5%(2)         1%(3)
--------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
dividends                                                 none          none          none
--------------------------------------------------------------------------------------------
Redemption fees                                           none          none          none
--------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

-----------------------------------------------------------------------------------------------
CLASS                                                       A            B             C
-----------------------------------------------------------------------------------------------
Management fees                                           1.25%        1.25%         1.25%
-----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                     0.30%(4)     1.00%         1.00%
-----------------------------------------------------------------------------------------------
Other expenses                                            0.27%        0.27%         0.27%
-----------------------------------------------------------------------------------------------
Total annual fund operating expenses                      1.82%        2.52%         2.52%
-----------------------------------------------------------------------------------------------
Fee waivers and payments(5)                              (0.27%)      (0.27%)       (0.27%)
-----------------------------------------------------------------------------------------------
Net expenses                                              1.55%6        2.25%         2.25%
-----------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-----------------------------------------------------------------------------------------------
CLASS (8)         A              B               B               C              C
                                                 (if                            (if
                                                 redeemed)                      redeemed)
-----------------------------------------------------------------------------------------------
1 year         $  724        $  228           $  728          $  228          $  328
-----------------------------------------------------------------------------------------------
3 years        $1,090        $  759           $1,059          $  759          $  759
-----------------------------------------------------------------------------------------------
5 years        $1,480        $1,316           $1,516          $1,316          $1,316
-----------------------------------------------------------------------------------------------
10 years       $2,569        $2,664           $2,664          $2,835          $2,835
-----------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The distributor has agreed to waive the 12b-1 fees through January 31, 2002.
(5) The investment manager has contracted to waive fees and pay expenses through January 31, 2002, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.25% of average daily net assets.
(6) Had the voluntary waiver described in footnote 4 been included, net operating expenses would have been 1.25%.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Our investment strategies
The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. However, more than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. The current market capitalization of the companies in which the Fund intends to invest primarily will generally be $1.5 billion or less (at the time of purchase).

The equity securities in which the Fund may invest include common stocks, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stocks. The Fund may also invest in foreign companies through sponsored or unsponsored Depositary Receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Fund may invest in securities issued in any currency and may hold foreign currency.

In selecting investments for the Fund, the manager will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. The manager uses the dividend discount analysis to compare the value of different investments. Using this technique, the manager looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. With a purchasing parity approach, the manager attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. Conversely, when the dollar buys more, the currency may be considered to be undervalued.

While the Fund may purchase securities in any foreign country, developed and underdeveloped, or emerging market countries, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore and Malaysia, Spain, Switzerland, the United Kingdom, as well as Argentina, Brazil, Chile, Egypt, Greece, India, Indonesia, Korea, Peru, the Philippines, South Africa, Taiwan, Thailand and Turkey. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries.

The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as preferred equity redemption cumulative stock, and certain other non-traditional equity securities.

The Fund may invest up to 15% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high yield, high risk fixed-income securities (commonly known as junk bonds) rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the manager to be of equivalent quality and which present special investment risks. See High Yield, High Risk Securities.

For temporary defensive purposes, the Fund may invest all or a substantial portion of its assets in high quality U.S. and foreign governmental and corporate debt instruments. The Fund may also hold these securities pending investment of proceeds from new sales of Fund shares and to maintain sufficient cash to meet redemption requests.


        ------------------------------------------------------------------------
        The Fund's investment objective is non-fundamental. This means the
        Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change became effective.
        ------------------------------------------------------------------------

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation potential. The following chart provides a brief description of the securities that the Fund may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks: Securities that represent shares of      Consistent with its investment objective, the Fund will invest its assets in
ownership in a corporation. Stockholders participate    common stocks, some of which may be dividend paying stocks.
in the corporation's profits and losses,
proportionate to the number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions:  A forward foreign       Although the Fund values its assets daily in U.S. dollars, it does not
currency exchange contract involves an obligation to    intend to convert its holdings of foreign currencies into U.S. dollars on a
purchase or sell a specific currency at a future        daily basis. The Fund will, however, from time to time, purchase or sell
date, which may be any fixed number of days from the    foreign currencies and/or engage in forward foreign currency exchange
date of the contract, agreed upon by the parties, at    transactions. The Fund may conduct its foreign currency transactions on a
a price set at the time of the contract.                cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                        The Fund may use forward contracts for hedging purposes to attempt to protect the value of its current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to
                                                        "lock-in" the price of that security, in terms of U.S. dollars or another currency in which the transaction will be completed. Investors should be aware of the costs of currency conversion. The Fund will not use forward contracts for speculative purposes.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs), European           The Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs,
Depositary Receipts (EDRs), and Global Depositary       generally focusing on those whose underlying securities are issued by
Receipts (GDRs): ADRs are receipts issued by a U.S.     foreign  entities.
depositary (usually a U.S. bank) and EDRs and GDRs
are receipts issued by a depositary outside of the      To determine whether to purchase a security in a foreign market or through
U.S. (usually a non-U.S. bank or trust company or a     a depositary receipt, we evaluate the price levels, the transaction costs,
foreign branch of a U.S. bank). Depositary receipts     taxes and administrative costs or other relevant factors involved with each
represent an ownership interest in an underlying        security to try to identify the most efficient choice.
security that is held by the depositary. Generally,
the underlying security represented by an ADR is
issued by a foreign issuer and the underlying
security represented by an EDR or GDR may be issued
by a foreign or U.S. issuer. Sponsored depositary
receipts are issued jointly by the issuer of the
underlying security and the depositary, and
unsponsored depositary receipts are issued by the
depositary without the participation of the issuer of
the underlying security. Generally, the holder of
the depositary receipt is entitled to all payments of
interest, dividends or capital gains that are made on
the underlying security.
------------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds:  Debt obligations issued by U.S. or    The Fund may invest in corporate bonds generally rated AA or better by S&P
foreign corporations.                                   and Aa by Moody's.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
High-Yield, High Risk Fixed-Income Securities:          The Fund may invest up to 15% of its net assets in these securities.
Securities that are rated lower than BBB by S&P or
Baa by Moody's, or if unrated, of equal quality.        The Fund will not purchase securities rated lower than C by S&P or Ca by
These securities may be issued by companies or          Moody's or, if unrated, considered to  be of an equivalent quality to such
governments of emerging or developing countries,        ratings by the manager.
which may be less creditworthy. A primary risk is
that these companies or governments may not be
able to make interest or principal payments is
substantial. An additional risk is that the value
of these securities may decline significantly.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Government Securities: Debt obligations         A portion of the Fund's assets may be invested in foreign governmental
issued by a government other than the United States     securities issued by emerging or developing countries, which may be lower
or by an agency, instrumentality or political           rated, including securities rated below investment grade.
subdivision of such governments.
                                                        For temporary defensive purposes, the Fund may invest all or a substantial portion of its assets in high quality debt obligations of foreign governments, their agencies, instrumentalities and political sub-divisions.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements: An agreement between a buyer     Typically, we use repurchase agreements as a short-term investment for the
of securities, such as the Fund, and a seller of        Fund's cash position. In order to enter into these repurchase agreements,
securities in which the seller agrees to buy the        the Fund must have collateral in excess 102% of the repurchase price.
securities back within a specified time at the same
price the buyer paid for them, plus an amount equal     The Fund will only enter into repurchase agreements in which the collateral
to an agreed upon interest rate. Repurchase             is comprised of U.S. government securities.
agreements are often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities: Privately placed securities      We may invest in privately placed securities including Rule 144A Securities,
whose resale is restricted under securities law.        which are eligible for resale only among certain institutional buyers
Restricted securities are generally considered to be    without registration.
illiquid except that a Fund may treat Rule 144A
securities as liquid based on their trading markets.
Rule 144A securities are restricted securities but
may be freely traded among qualified institutional
buyers.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware International Small Cap Fund
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities: Securities that do not have a      The Fund may invest up to 15% of its assets in illiquid securities.
ready market and cannot be easily sold within seven
days at approximately the price that a Fund has
valued them.
------------------------------------------------------------------------------------------------------------------------------------
Investment Company Securities: In some countries,       The Fund may invest in investment company securities if we believe the
investments by U.S. mutual funds are generally made     country offers good investment opportunities. We would generally invest in
by purchasing shares investment companies that in       closed-end investment companies, but we can also invest in open-end
turn invest in the securities of such countries.        investment companies. These investments involve an indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also enter into put and call options, futures contracts and options on futures contracts and options on foreign currencies. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Portfolio turnover
The Fund anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets.

Lending securities
The Fund may loan up to 25% of its assets to qualified broker, dealers or institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund. All such loans will be secured by collateral.

Temporary defensive measures
For temporary defensive purposes, the Fund may invest in high quality debt obligations of foreign governments, their agencies, instrumentalities and political sub-divisions. For temporary defensive purposes, each Fund may invest in high quality debt instruments issued by the U.S. government, its agencies or instrumentalities (and which are backed by the full faith and credit of the U.S. government), or issued by U.S. companies. To the extent that the Fund does so, it may be unable to meet its investment objective.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market Risk is the risk that all or a majority    We maintain a long-term investment approach and focus on stocks we believe can
of the securities in a certain market-like the    appreciate over an extended time frame regardless of interim market
stock or bond market-or in a certain country or   fluctuations. We do not try to predict overall stock market movements and do not
region will decline in value because of factors   trade for short-term purposes.
such as economic conditions, future
expectations or investor confidence.
------------------------------------------------------------------------------------------------------------------------------------
Industry and Security Risk is the risk that the   We limit the amount of the Fund's assets invested in any one industry and in any
value of securities in a particular industry or   individual security in order to minimize the impact that a poorly performing
the value of an individual stock or bond will     security would have on the fund.
decline because of changing expectations for
the performance of that industry or for the
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Currency Risk is the risk that the value of the   The Fund may try to hedge its currency risk by purchasing foreign currency
Fund's investments may be negatively affected     exchange contracts. If the Fund agrees to purchase or sell foreign securities at
by changes in foreign currency exchange rates.    a pre-set price on a future date, the Fund may attempt to protect the value of a
Adverse changes in exchange rates may reduce or   security it owns from future changes in currency rates. If the Fund has agreed
eliminate any gains produced by investments       to purchase or sell a security, it may also use foreign currency exchange
that are denominated in foreign currencies and    contracts to "lock-in" the security's price in terms of U.S. dollars or another
may increase any losses.                          applicable currency. The Fund may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Risk is the possibility that     The Fund has the ability to invest in emerging market securities. Striving to
the risks associated with international           manage this risk, the portfolio managers carefully screen securities within
investing will be greater in emerging markets     emerging markets and attempt to consider material risks associated with an
than in more developed foreign markets because,   individual company or bond issuer.
among other things, emerging markets may have
less stable political and economic environments.
------------------------------------------------------------------------------------------------------------------------------------
Inefficient Market Risk is the risk that          The Fund will attempt to reduce these risks by investing in a number of different
foreign markets may be less liquid, have          countries, performing credit analysis and noting trends in the economy,
greater price volatility, less regulation and     industries and financial markets.
higher transaction costs than U.S. markets.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk of high-yield, high risk foreign      We intend to limit our investment in any one lower rated bond, which can help to
fixed-income securities: Securities rated lower   reduce the effect of an individual default on the Funds, and to limit our overall
than BBB by S&P and Baa by Moody's are            allocation of Fund assets to bonds in this category. Such limitations may not
considered to be of poor standing and             protect the Funds from widespread bond defaults brought about by a sustained
predominantly speculative as to the issuer's      economic downturn.
ability to repay interest and principal.
                                                  The economy and interest rates may affect these high yield, high risk securities
These bonds are often issued by less              differently from other securities. Prices have been found to be less sensitive to
creditworthy companies or by highly leveraged     interest rate changes than higher rated investments, but more sensitive to adverse
(indebted) firms, which are generally less able   economic changes or individual corporate developments. Also, during an economic
than more financially stable firms to make        downturn or a substantial period of rising interest rates, highly leveraged
scheduled payments of interest and principal.     issuers may experience financial stress which would adversely affect their ability
The risks posed by bonds issued under such        to service principal and interest payment obligations, to meet projected business
circumstances are substantial.                    goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any such security and in the ability of the issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Consequently, these changes will affect the Fund's net asset value per share.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Political Risk is the risk that countries or      We evaluate the political situations in the countries where we invest and take
the entire region where we invest may             into account any potential risks before we select securities for the Fund's
experience political instability, which may       portfolio. However, there is no way to eliminate political risk when investing
cause greater fluctuation in the value and        internationally.
liquidity of our investments due to changes in
currency exchange rates, governmental seizures
or nationalization of assets.
------------------------------------------------------------------------------------------------------------------------------------
Information Risk is the risk that foreign         We conduct fundamental research on the companies we invest in rather than relying
companies may be subject to different             solely on information available through financial reporting. As part of our
accounting, auditing and financial reporting      worldwide research process, we emphasize company visits. We believe this
standards than U.S. companies. There may be       will help us to better uncover any potential weaknesses in individual companies.
less information available about foreign
issuers than domestic issuers. Furthermore,
regulatory oversight of foreign issuers may be
less stringent or less consistently applied
than in the United States.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Government Securities Risks relate to     The Fund attempts to reduce the risks associated with investing in foreign
the ability of a foreign government or            governments by limiting the portion of portfolio assets that may be invested in
government related issuer to make timely          such securities.
payments on its external debt obligations.
This ability to make payments will be strongly
influenced by the issuer's balance of payments,
including export performance, its access to
international credits and investments,
fluctuations in interest rates and the extent
of its foreign reserves.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Investment Risk includes the        The Fund attempts to reduce this risk by diversifying investments.
general risks of investing in common stocks
such as market, economic and business risk that
cause their prices to fluctuate over time.
Historically, smaller capitalization stocks
have been more volatile in price than larger
capitalization stocks. Among the reasons for
the greater price  volatility of these
securities are the lower degree of liquidity in
the markets for such stocks, and the
potentially greater sensitivity of such small
companies to changes in or failure of
management, and in many other changes in
competitive, business, industry and economic
conditions, including risks associated with
limited production, markets, management depth,
or financial resources.
------------------------------------------------------------------------------------------------------------------------------------
Transaction Costs Risk relates to the costs       We strive to monitor transaction costs and to choose an efficient trading
of buying, selling and holding foreign            strategy for the Fund.
securities, including brokerage, tax and
custody costs, which may be higher than
those involved in domestic transactions
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager

Delaware International Advisers Ltd. makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services.

For its services to the Fund, the manager was paid a fee of 0.98% of average daily net assets of the Fund for the last fiscal year after giving effect to voluntary expense caps.

Portfolio managers

Clive A. Gillmore and Gavin A. Hall have primary responsibility for making day-to-day investment decisions for the Fund.

Clive A. Gillmore, Deputy Managing Director, Senior Portfolio Manager and Director of Delaware International Advisers Ltd., has been a Portfolio Manager for the Fund since its inception. A graduate of the University of Warwick and having begun his career at Legal and General Investment Management, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program.

Gavin A. Hall, Senior Portfolio Manager of Delaware International Advisers Ltd., has been managing the Fund since October 25, 1999. Mr. Hall joined Delaware International in 1991. He began his investment career with Barings Investment Management Ltd. after attending Dulwich College. In 1988, he became a Portfolio Manager and Research Analyst covering the United Kingdom market at Hill Samuel Investment Management Ltd. At Delaware International his research responsibilities have included United Kingdom, Continental European and Asian equity markets.

Who's who?

The following shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                              Board of Trustees

Investment manager                                                                             Custodian
Delaware International Advisers Ltd.                                                           The Chase Manhattan Bank
Third Floor                                                                                    4 Chase Metrotech Center
80 Cheapside                                                     The Fund                      Brooklyn, NY 11245
London, England EC2V 6EE
                                   Distributor Service agent               Delaware Service Company, Inc.
                                   Delaware Distributors, L.P.             One Commerce Square
                                   One Commerce Square                     Philadelphia, PA 19103
                                   Philadelphia, PA 19103


                                   Financial Intermediary Distributor
                                   Lincoln Financial Distributors, Inc.
                                   350 Church Street
                                   Hartford, CT 06103
Portfolio managers
(see page __ for details)
                                                           Financial advisers
                                                              Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. For funds (such as Delaware International Small Cap Fund) that rely on certain exemptive rules created by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial Intermediary Distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributor, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients-analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A
o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o   If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Absent 12b-1 fee waivers, Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances noted in the table below.

Class A sales charges

------------------------------------------------------------------------------------------------------------------------------
                                                   Sales charge as % of      Sales charge as % of     Dealer's commission as
               Amount of purchase                     offering price           amount invested         % of offering price
------------------------------------------------------------------------------------------------------------------------------
               Less than $50,000                           5.75%                     6.10%                    5.00%
------------------------------------------------------------------------------------------------------------------------------
           $50,000 but under $100,000                      4.75%                     4.99%                    4.00%
------------------------------------------------------------------------------------------------------------------------------
          $100,000 but under $250,000                      3.75%                     3.90%                    3.00%
------------------------------------------------------------------------------------------------------------------------------
          $250,000 but under $500,000                      2.50%                     2.56%                    2.00%
------------------------------------------------------------------------------------------------------------------------------
         $500,000 but under $1,000,000                     2.00%                     2.04%                    1.60%
------------------------------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year unless a specific waiver of the sales charge applies.

------------------------------------------------------------------------------------------------------------------------------
                                                   Sales charge as % of     Sales charge as % of    Dealer's commission as %
               Amount of purchase                     offering price           amount invested          of offering price
------------------------------------------------------------------------------------------------------------------------------
          $1 million up to $5 million                      none                     none                      1.00%
------------------------------------------------------------------------------------------------------------------------------
       Next $20 million up to $25 million                  none                     none                      0.50%
------------------------------------------------------------------------------------------------------------------------------
            Amount over $25 million                        none                     none                      0.25%
------------------------------------------------------------------------------------------------------------------------------

Class B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, absent 12b-1 fee waivers, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%, which is currently being waived. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Absent 12b-1 fee waivers, Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

-------------------------------------------------------------------------------------------------------------------------------
         Program              How it works                                             Share class
                                                                       A                 B                            C
-------------------------------------------------------------------------------------------------------------------------------
  Letter of Intent           Through a Letter of Intent you              X        Although the Letter of Intent and Rights of
                             agree to invest a certain                            Accumulation do not apply to the purchase
                             amount in Delaware Investments                       of Class B and Class C shares, you can
                             Funds (except money market                           combine your purchase of Class A shares
                             funds with no sales charge)                          with your purchase of Class B and Class C
                             over a 13-month period to                            shares to fulfill your Letter of Intent or
                             qualify for reduced front-end                        qualify for Rights of Accumulation.
                             sales charges.
--------------------------------------------------------------------------------
  Rights of                  You can combine your holdings              X
  Accumulation               or purchases of all funds in
                             the Delaware Investments family
                             (except money market funds with
                             no sales charge) as well as the
                             holdings and purchases of your
                             spouse and children under 21 to
                             qualify for reduced front-end
                             sales charges.
-------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of            Up to 12 months after you           For Class A,       For Class B, your             Not
  Redeemed Shares            redeem shares, you can reinvest     you will not       account will be               available
                             the proceeds without paying a       have to pay        credited with the
                             sales charge as noted to the        an                 contingent deferred
                             right.                              additional         sales charge you
                                                                 front-end          previously paid on the
                                                                 sales charge.      amount you are
                                                                                    reinvesting. Your
                                                                                    schedule for contingent
                                                                                    deferred sales charges
                                                                                    and conversion to Class
                                                                                    A will not start over
                                                                                    again; it will pick up
                                                                                    from the point at which
                                                                                    you redeemed your
                                                                                    shares.
-------------------------------------------------------------------------------------------------------------------------------
  SIMPLE IRA, SEP IRA,       These investment plans may                 X         There is no reduction in sales charges for
  SARSEP, Prototype          qualify for reduced sales                            Class B or Class C shares for group
  Profit Sharing,            charges by combining the                             purchases by retirement plans.
  Pension, 401(k),           purchases of all members of the
  SIMPLE 401(k),             group. Members of these groups
  403(b)(7), and 457         may also qualify to purchase
  Retirement Plans           shares without a front-end
                             sales charge and may qualify
                             for a waiver of any contingent
                             deferred sales charges.
-------------------------------------------------------------------------------------------------------------------------------

How to buy shares

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service. For more information about how to sign up for this service, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service. For more information about how to sign up for this service, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult you tax adviser about your particular tax situation and how it might be affected by current law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Other investment policies and risk considerations

High yield, high risk securities
The Fund may invest in high yield, high risk foreign fixed-income securities. In the past, in the opinion of the manager, the high yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The manager intends to maintain an adequately diversified portfolio of stocks and bonds. While diversification can help to reduce the effect of an individual default on a Fund, there can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn.

Medium- and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

The economy and interest rates may affect these high yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Consequently, these changes will affect a Fund's net asset value per share.

Foreign currency transactions
Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Funds may realize gains or losses from currency transactions.

The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by the Fund and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by the Fund will be covered, which means that the Fund will own the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund will be required to pay upon exercise of the put.

As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Certain management considerations

Investments by fund of funds
Delaware International Small Cap Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on Delaware International Small Cap Fund and Foundation Funds as a result of these transactions.

Financial highlights

The financial highlights table is intended to help you understand a Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

---------------------------------------------------------------------------------------------------------------------------
                                                                                       Class A(1)                  Period
Delaware International Small Cap Fund                                               Year Ended 11/30           12/19/97(2)
----------------------------------------------------------------------------------------------------------         through
                                                                                     2000            1999         11/30/98
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $10.730          $9.000           $8.500
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                                            0.209           0.168            0.191
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currencies      (0.727)          1.817            0.309
                                                                                  -------           -----            -----
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  (0.518)           1.985            0.500
                                                                                  -------           -----            -----
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                               (0.140)         (0.180)              --
---------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments                                (1.732)         (0.075)              --
                                                                                  -------         -------           ------
---------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                  (1.872)         (0.255)              --
                                                                                  -------          ------           ------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $8.340         $10.730           $9.000
                                                                                   ======         =======           ======
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Total return(4)                                                                    (5.32%)         22.74%            5.88%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                            $   --          $   --           $   --
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                             1.25%           1.25%            1.25%
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense limitation and
expenses paid indirectly                                                            1.82%           1.87%            2.35%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                2.45%           1.71%            2.25%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets prior to expense
limitation and expenses paid indirectly                                             1.88%           1.09%            1.15%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                    22%             96%               4%
---------------------------------------------------------------------------------------------------------------------------

(1) Shares of Delaware International Small Cap Fund A Class were initially offered on December 19, 1997. Between January 16, 1998 and July 15, 1998, the A Class sold shares which were subsequently repurchased, leaving a balance of one share, representing the initial share purchase by an affiliate of the manager, as of November 30, 2000. The Class B and C shares of the Fund were not operating as of the close of the fiscal year.
(2) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(3) Per share information was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value during the period and assumes reinvestment of distributions at net asset value and does not reflect an impact of a sales charge. Total return reflects expense limitations in effect for the Fund.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from the Fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments and foreign currencies
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments." Realized and unrealized gain (loss) on foreign currencies represent changes in the U.S. dollar value of assets (including investments) and liabilities denominated in foreign currencies as a result of changes in foreign currency exchange rates.

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary
The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See bonds.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Morgan Stanley Capital International Emerging Markets Free Index
The Morgan Stanley International Emerging Markets Free Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's Prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Appendix A - Bond Ratings

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Delaware International Small Cap Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Shareholder Service Center
800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o   For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service
800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-6324

---------------------------------------------------------------------
                                                  CUSIP Number
---------------------------------------------------------------------
Delaware International Small Cap Fund
---------------------------------------------------------------------
Class A                                           245914718
---------------------------------------------------------------------

                                  DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London


P-182 [--] BUR 3/01

                                   DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London



                      Delaware International Small Cap Fund

                               Institutional Class



                                   Prospectus


                                 March 30, 2001

                         Global and International Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund Profiles                                                 page
Delaware International Small Cap Fund

How we manage the Fund                                       page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Who manages the Funds                                         page
Investment manager
Portfolio managers
Fund administration (Who's who)

About your account                                            page
Investing in the Fund
         How to buy shares
         How to redeem shares
         Account minimum
         Exchanges
Dividends, distributions and taxes

Other investment policies and risk considerations             page

Certain management considerations                             page

Financial highlights                                          page

Profile: Delaware International Small Cap Fund


What is the Fund's goal?
Delaware International Small Cap Fund seeks long-term capital appreciation. Although, the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
Delaware International Small Cap Fund seeks to achieve its objective by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. The market capitalization of the companies in which the Fund intends to invest primarily will typically be $1.5 billion or less (at the time of purchase).


By focusing on smaller, non-U.S. companies, the Fund seeks to identify equity securities of emerging and other growth-oriented companies which, in the opinion of the manager, are responsive to changes within their markets, and have the fundamental characteristics to support growth. We will seek to identify changing and dominant trends within the relevant markets, and will purchase securities of companies which we believe will benefit from these trends. In addition, we will consider the financial strength of the company or its industry. We may invest in smaller capitalization companies that may be temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not be fully recognized by the market.

The Fund may invest up to 15% of its net assets in high yield, high risk foreign fixed-income securities.


What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. Investments in smaller capitalization securities tend to be more volatile than investments in larger capitalization securities. Investments in foreign securities whether equity or fixed-income, involve special risks including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. The high yield, high risk foreign fixed-income securities that the Fund may invest in are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware International Small Cap Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how the returns for the Fund's Institutional Class have varied for the past three calendar years, as well as the average annual returns for these shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps.

Year-by-year total return (Institutional Class)

 1998      1999      2000
------    ------    ------
 5.83%    23.20%    -2.66%

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 19.01% for the quarter ended December 31, 1998 and its lowest quarterly return was -15.32% for the quarter ended September 30, 1998.

                             Average annual returns for periods ending 12/31/00
-------------------------------------------------------------------------------
CLASS                                      Institutional        Morgan Stanley
                                               Class              EAFE Index
-------------------------------------------------------------------------------
1 year                                        -2.66%               -13.96%
-------------------------------------------------------------------------------
Lifetime (inception 12/19/97)                  8.50%                 9.69%
-------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Morgan Stanley EAFE (Europe, Australia, Far East) Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are Delaware International Small Cap Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.


------------------------------------------------------- ----------
Maximum sales charge (load) imposed on purchases as a   none
percentage of offering price
------------------------------------------------------- ----------
Maximum contingent deferred sales charge (load) as a    none
percentage of original purchase price or redemption
price, whichever is lower
------------------------------------------------------- ----------
Maximum sales charge (load) imposed on reinvested       none
dividends
------------------------------------------------------- ----------
Redemption fees                                         none
------------------------------------------------------- ----------
Exchange fees(1)                                        none
------------------------------------------------------- ----------



Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------------------
Management fees                                         1.25%
------------------------------------------------------------------
Distribution and service (12b-1) fees                   none
------------------------------------------------------------------
Other expenses                                          0.27%
------------------------------------------------------------------
Total annual fund operating expenses                    1.52%
------------------------------------------------------------------
Fee waivers and payments                               (0.27%)
------------------------------------------------------------------
Net expenses(2)                                         1.25%
------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------
1 year               $  127
--------------------------------
3 years              $  454
--------------------------------
5 years              $  803
--------------------------------
10 years             $1,790
--------------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses through January 31, 2002, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.25% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.

How we manage the Funds

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Our investment strategies

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. However, more than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. The current market capitalization of the companies in which the Fund intends to invest primarily will generally be $1.5 billion or less (at the time of purchase).

The equity securities in which the Fund may invest include common stocks, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stocks. The Fund may also invest in foreign companies through sponsored or unsponsored Depositary Receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Fund may invest in securities issued in any currency and may hold foreign currency.

In selecting investments for the Fund, the manager will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. The manager uses the dividend discount analysis to compare the value of different investments. Using this technique, the manager looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. With a purchasing parity approach, the manager attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. Conversely, when the dollar buys more, the currency may be considered to be undervalued.


While the Fund may purchase securities in any foreign country, developed and underdeveloped, or emerging market countries, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore and Malaysia, Spain, Switzerland, the United Kingdom, as well as Argentina, Brazil, Chile, Egypt, Greece, India, Indonesia, Korea, Peru, the Philippines, South Africa, Taiwan, Thailand and Turkey. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries.


The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as preferred equity redemption cumulative stock, and certain other non-traditional equity securities.

The Fund may invest up to 15% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high yield, high risk fixed-income securities (commonly known as junk bonds) rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the manager to be of equivalent quality and which present special investment risks. See High Yield, High Risk Securities.

For temporary defensive purposes, the Fund may invest all or a substantial portion of its assets in high quality U.S. and foreign governmental and corporate debt instruments. The Fund may also hold these securities pending investment of proceeds from new sales of Fund shares and to maintain sufficient cash to meet redemption requests.


          ---------------------------------------------------------------------
          The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change became effective.
          ---------------------------------------------------------------------

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation potential. The following chart provides a brief description of the securities that the Fund may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks: Securities that represent shares of     Consistent with its investment objective, the Fund will invest its assets in
ownership in a corporation. Stockholders participate   common stocks, some of which may be dividend paying stocks.
in the corporation's profits and losses,
proportionate to the number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions: A forward foreign       Although the Fund values its assets daily in U.S. dollars, it does not intend
currency exchange contract involves an obligation to   to convert its holdings of foreign currencies into U.S. dollars on a daily
purchase or sell a specific currency at a future       basis. The Fund will, however, from time to time, purchase or sell foreign
date, which may be any fixed number of days from the   currencies and/or engage in forward foreign currency exchange transactions.
date of the contract, agreed upon by the parties, at   The Fund may conduct its foreign currency transactions on a cash basis at the
a price set at the time of the contract.               rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                       The Fund may use forward contracts for hedging purposes to attempt to protect the value of its current security or currency holdings.  It may also use forward contracts if it has agreed to sell a security and wants to "lock-in"
                                                       the price of that security, in terms of U.S. dollars or another currency in which the transaction will be completed.  Investors should be aware of the costs of currency conversion. The Fund will not use forward contracts for speculative purposes.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs), European          The Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs,
Depositary Receipts (EDRs), and Global Depositary      generally focusing on those whose underlying securities are issued by foreign
Receipts (GDRs):  ADRs are receipts issued by a U.S.   entities.
depositary (usually a U.S. bank) and EDRs and GDRs
are receipts issued by a depositary outside of the     To determine whether to purchase a security in a foreign market or through a
U.S. (usually a non-U.S. bank or trust company or a    depositary receipt, we evaluate the price levels, the transaction costs,
foreign branch of a U.S. bank). Depositary receipts    taxes and administrative costs or other relevant factors involved with each
represent an ownership interest in an underlying       security to try to identify the most efficient choice.
security that is held by the depositary. Generally,
the underlying security represented by an ADR is
issued by a foreign issuer and the underlying
security represented by an EDR or GDR may be issued
by a foreign or U.S. issuer. Sponsored depositary
receipts are issued jointly by the issuer of the
underlying security and the depositary, and
unsponsored depositary receipts are issued by the
depositary without the participation of the issuer of
the underlying security. Generally, the holder of
the depositary receipt is entitled to all payments of
interest, dividends or capital gains that are made on
the underlying security.
------------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds: Debt obligations issued by U.S. or    The Fund may invest in corporate bonds generally rated AA or better by S&P
foreign corporations.                                  and Aa by Moody's.
------------------------------------------------------------------------------------------------------------------------------------
High-Yield, High Risk Fixed-Income Securities:         The Fund may invest up to 15% of its net assets in these securities.
Securities that are rated lower than BBB by S&P or
Baa by Moody's, or if unrated, of equal quality.       The Fund will not purchase securities rated lower than C by S&P or Ca by
These securities may be issued by companies or         Moody's or, if unrated, considered to  be of an equivalent quality to such
governments of emerging or developing countries,       ratings by the manager.
which may be less creditworthy. A primary risk is
that these companies or governments may not be able
to make interest or principal payments is
substantial. An additional risk is that the value
of these securities may decline significantly.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
Foreign Government Securities: Debt obligations        A portion of the Fund's assets may be invested in foreign governmental
issued by a government other than the United States    securities issued by emerging or developing countries, which may be lower
or by an agency, instrumentality or political          rated, including securities rated below investment grade.
subdivision of such governments.
                                                       For temporary defensive purposes, the Fund may invest all or a substantial portion of its assets in high quality debt obligations of foreign governments, their agencies, instrumentalities and political sub-divisions.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements: An agreement between a buyer    Typically, we use repurchase agreements as a short-term investment for the
of securities, such as the Fund, and a seller of       Fund's cash position. In order to enter into these repurchase agreements, the
securities in which the seller agrees to buy the       Fund must have collateral in excess 102% of the repurchase price.
securities back within a specified time at the same
price the buyer paid for them, plus an amount equal    The Fund will only enter into repurchase agreements in which the collateral
to an agreed upon interest rate. Repurchase            is comprised of U.S. government securities.
agreements are often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities: Privately placed securities     We may invest in privately placed securities including Rule 144A securities,
whose resale is restricted under securities law.       which are eligible for resale only among certain institutional buyers without
Restricted securities are generally considered to be   registration.
illiquid except that a Fund may treat Rule 144A
securities as liquid based on their trading markets.
Rule 144A securities are restricted securities but
may be freely traded among qualified institutional
buyers.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities: Securities that do not have a     The Fund may invest up to 15% of its assets in illiquid securities.
ready market and cannot be easily sold within seven
days at approximately the price that a Fund has
valued them.
------------------------------------------------------------------------------------------------------------------------------------
Investment Company Securities: In some countries,      The Fund may invest in investment company securities if we believe the
investments by U.S. mutual funds are generally made    country offers good investment opportunities.  We would generally invest in
by purchasing shares investment companies that in      closed-end investment companies, but we can also invest in open-end
turn invest in the securities of such countries.       investment companies. These investments involve an indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also enter into put and call options, futures contracts and options on futures contracts and options on foreign currencies. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.


Portfolio turnover

The Fund anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.


Borrowing from banks

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets.

Lending securities
The Fund may loan up to 25% of its assets to qualified broker, dealers or institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund. All such loans will be secured by collateral.


Temporary defensive measures

For temporary defensive purposes, the Fund may invest in high quality debt obligations of foreign governments, their agencies, instrumentalities and political sub-divisions. For temporary defensive purposes, each Fund may invest in high quality debt instruments issued by the U.S. government, its agencies or instrumentalities (and which are backed by the full faith and credit of the U.S. government), or issued by U.S. companies. To the extent that the Fund does so, it may be unable to meet its investment objective.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market Risk is the risk that all or a majority    We maintain a long-term investment approach and focus on stocks we believe can
of the securities in a certain market-like the    appreciate over an extended time frame regardless of interim market
stock or bond market-or in a certain country or   fluctuations.  We do not try to predict overall stock market movements and do not
region will decline in value because of factors   trade for short-term purposes.
such as economic conditions, future
expectations or investor confidence.
------------------------------------------------------------------------------------------------------------------------------------
Industry and Security Risk is the risk that the   We limit the amount of the Fund's assets invested in any one industry and in any
value of securities in a particular industry or   individual security in order to minimize the impact that a poorly performing
the value of an individual stock or bond will     security would have on the fund.
decline because of changing expectations for
the performance of that industry or for the
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Currency Risk is the risk that the value of       The Fund may try to hedge its currency risk by purchasing foreign currency the Fund's investments may be negatively affected exchange contracts. If the Fund agrees to purchase or sell foreign securities at
by changes in foreign currency exchange rates.    a pre-set price on a future date, the Fund may attempt to protect the value of a
Adverse changes in exchange rates may reduce or   security it owns from future changes in currency rates. If the Fund has agreed
eliminate any gains produced by investments       to purchase or sell a security, it may also use foreign currency exchange
that are denominated in foreign currencies and    contracts to "lock-in" the security's price in terms of U.S. dollars or another
may increase any losses.                          applicable currency.  The Fund may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Risk is the possibility that     The Fund has the ability to invest in emerging market securities. Striving to
the risks associated with international           manage this risk, the portfolio managers carefully screen securities within
investing will be greater in emerging markets     emerging markets and attempt to consider material risks associated with an
than in more developed foreign markets because,   individual company or bond issuer.
among other things, emerging markets may have
less stable political and economic environments.
------------------------------------------------------------------------------------------------------------------------------------
Inefficient Market Risk is the risk that          The Fund will attempt to reduce these risks by investing in a number of different
foreign markets may be less liquid, have          countries, performing credit analysis and noting trends in the economy,
greater price volatility, less regulation and     industries and financial markets.
higher transaction costs than U.S. markets.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk of high-yield, high risk foreign      We intend to limit our investment in any one lower rated bond, which can help to
fixed-income securities: Securities rated lower   reduce the effect of an individual default on the Funds, and to limit our overall
than BBB by S&P and Baa by Moody's are            allocation of Fund assets to bonds in this category.  Such limitations may not
considered to be of poor standing and             protect the Funds from widespread bond defaults brought about by a sustained
predominantly speculative as to the issuer's      economic downturn.
ability to repay interest and principal.
                                                  The economy and interest rates may affect these high yield, high risk securities
These bonds are often issued by less              differently from other securities. Prices have been found to be less sensitive to
creditworthy companies or by highly leveraged     interest rate changes than higher rated investments, but more sensitive to adverse
(indebted) firms, which are generally less able   economic changes or individual corporate developments. Also, during an economic
than more financially stable firms to make        downturn or a substantial period of rising interest rates, highly leveraged
scheduled payments of interest and principal.     issuers may experience financial stress which would adversely affect their ability
The risks posed by bonds issued under such        to service principal and interest payment obligations, to meet projected business
circumstances are substantial.                    goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any such security and in the ability of the issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Consequently, these changes will affect the Fund's net asset value per share.
------------------------------------------------------------------------------------------------------------------------------------
Political Risk is the risk that countries or      We evaluate the political situations in the countries where we invest and take
the entire region where we invest may             into account any potential risks before we select securities for the Fund's
experience political instability, which may       portfolio. However, there is no way to eliminate political risk when investing
cause greater fluctuation in the value and        internationally.
liquidity of our investments due to changes in
currency exchange rates, governmental seizures
or nationalization of assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Information Risk is the risk that foreign         We conduct fundamental research on the companies we invest in rather than relying
companies may be subject to different             solely on information available through financial reporting.  As part of our
accounting, auditing and financial reporting      worldwide research process, we emphasize on company visits. We believe this
standards than U.S. companies. There may be       will help us to better uncover any potential weaknesses in individual companies.
less information available about foreign
issuers than domestic issuers.  Furthermore,
regulatory oversight of foreign issuers may be
less stringent or less consistently applied
than in the United States.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Government Securities Risks relate to     The Fund attempts to reduce the risks associated with investing in foreign
the ability of a foreign government or            governments by limiting the portion of portfolio assets that may be invested in
government related issuer to make timely          such securities.
payments on its external debt obligations.
This ability to make payments will be strongly
influenced by the issuer's balance of payments,
including export performance, its access to
international credits and investments,
fluctuations in interest rates and the extent
of its foreign reserves.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Investment Risk includes the        The Fund attempts to reduce this risk by diversifying investments.
general risks of investing in common stocks
such as market, economic and business risk that
cause their prices to fluctuate over time.
Historically, smaller capitalization stocks
have been more volatile in price than larger
capitalization stocks.  Among the reasons for
the greater price  volatility of these
securities are the lower degree of liquidity in
the markets for such stocks, and the
potentially greater sensitivity of such small
companies to changes in or failure of
management, and in many other changes in
competitive, business, industry and economic
conditions, including risks associated with
limited production, markets, management depth,
or financial resources.
------------------------------------------------------------------------------------------------------------------------------------
Transaction Costs Risk relates to the costs of    We strive to monitor transaction costs and to choose an efficient trading
buying, selling and holding foreign securities,   strategy for the Fund.
including brokerage, tax and custody costs, which
may be higher than those involved in domestic
transactions
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager

Delaware International Advisers Ltd. makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services.

For its services to the Fund, the manager was paid a fee of 0.98% of average daily net assets of the Fund for the last fiscal year after giving effect to voluntary expense caps.

Portfolio Managers

Clive A. Gillmore and Gavin A. Hall have primary responsibility for making day-to-day investment decisions for the Fund.

Clive A. Gillmore, Deputy Managing Director, Senior Portfolio Manager and Director of Delaware International Advisers Ltd., has been a portfolio manager for the Fund since its inception. A graduate of the University of Warwick and having begun his career at Legal and General Investment Management, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program.


Gavin A. Hall, Senior Portfolio Manager of Delaware International Advisers Ltd., has been managing the Fund since October 25, 1999. Mr. Hall joined Delaware International in 1991. He began his investment career with Barings Investment Management Ltd. after attending Dulwich College. In 1988, he became a Portfolio Manager and Research Analyst covering the United Kingdom market at Hill Samuel Investment Management Ltd. At Delaware International his research responsibilities have included United Kingdom, Continental European and Asian equity markets.

Who's who?
The following shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                           Board of Trustees
Investment manager                                                                             Custodian
Delaware International Advisers Ltd.                                                           The Chase Manhattan Bank
Third Floor                                                                                    4 Chase Metrotech Center
80 Cheapside                                                   The Fund                        Brooklyn, NY 11245
London, England EC2V 6EE
                                   Distributor                              Service agent
                                   Delaware Distributors, L.P.              Delaware Service Company, Inc.
                                   One Commerce Square                      One Commerce Square
                                   Philadelphia, PA 19103                   Philadelphia, PA 19103


                                   Financial Intermediary Distributor
                                   Lincoln Financial Distributors, Inc.
                                   350 Church Street
                                   Hartford, CT 06103
Portfolio managers
(see page __ for details)

                                                             Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. For funds (such as the Delaware International Small Cap Fund) that rely on certain exemptive rules created from the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.


Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.


Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial Intermediary Distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.


Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.


Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account


Investing in the Fund
Institutional Class shares are available for purchase only by the following:


o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;


o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Us of the Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from advisory clients.


How to buy shares

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.


By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.



How to redeem shares

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 267.256.8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.


Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


Account minimum
If you redeem shares and your account balance falls below $250, your Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.


Tax laws are subject to change, so we urge you to consult you tax adviser about your particular tax situation and how it might be affected by current law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Other investment policies and risk considerations

High yield, high risk securities
Delaware International Small Cap Fund, Delaware New Europe Fund and Delaware Latin America Fund may invest in high yield, high risk foreign fixed-income securities. In the past, in the opinion of the Manager, the high yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Manager intends to maintain an adequately diversified portfolio of stocks and bonds. While diversification can help to reduce the effect of an individual default on a Fund, there can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn.


Medium- and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.



The economy and interest rates may affect these high yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Consequently, these changes will affect a Fund's net asset value per share.


Foreign currency transactions

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Funds may realize gains or losses from currency transactions.

The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by the Fund and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by the Fund will be covered, which means that the Fund will own the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund will be required to pay upon exercise of the put.


As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Certain management considerations


Investments by fund of funds
Delaware International Small Cap Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on Delaware International Small Cap Fund and Foundation Funds as a result of these transactions.

Financial highlights


The financial highlights table is intended to help you understand a Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.


---------------------------------------------------------------------------------------------------------------------------


                                                                                   Institutional Class              Period
Delaware International Small Cap Fund                                               Year Ended 11/30           12/19/97(1)
---------------------------------------------------------------------------------------------------------          through
                                                                                     2000            1999         11/30/98
                                                                                  -------          ------           ------
Net asset value, beginning of period                                              $10.730          $9.000           $8.500
                                                                                  -------          ------           ------
Income (loss) from investment operations
Net investment income(2)                                                            0.209           0.168            0.191
Net realized and unrealized gain (loss) on investments and foreign
  currencies                                                                       (0.727)          1.817            0.309
Total from investment operations                                                   (0.518)          1.985            0.500
                                                                                  -------          ------           ------
Less dividends and distributions
Dividends from net investment income                                               (0.140)         (0.180)              --
Distributions from net realized gain on investments                                (1.732)         (0.075)              --
Total dividends and distributions                                                  (1.872)         (0.255)              --
                                                                                  -------          ------           ------
Net asset value, end of period                                                     $8.340         $10.730           $9.000
                                                                                  -------          ------           ------


Total return(3)                                                                    (5.32%)         22.74%            5.88%
                                                                                  -------          ------           ------
Ratios and supplemental data:
Net assets, end of period (000 omitted)                                            $3,691          $3,900           $3,175
Ratio of expenses to average net assets                                             1.25%           1.25%            1.25%
Ratio of expenses to average net assets prior to expense limitation and
  expenses paid indirectly                                                          1.52%           1.57%            2.05%
Ratio of net investment income to average net assets                                2.45%           1.71%            2.25%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                           2.18%           1.39%            1.45%
Portfolio turnover                                                                    22%             96%               4%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value during the period and assumes reinvestment of distributions at net asset value. Total return reflects expense limitations in effect for the Fund.

How to read the financial highlights

Net investment income

Net investment income includes dividend and interest income earned from the Fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments and foreign currencies
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments." Realized and unrealized gain (loss) on foreign currencies represent changes in the U.S. dollar value of assets (including investments) and liabilities denominated in foreign currencies as a result of changes in foreign currency exchange rates.


Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.


Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.


Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary
The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.


Bond ratings

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.


Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.


Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding

Earnings on an investment's previous earnings.


Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation

A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.


Financial adviser

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.


Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Morgan Stanley EAFE Index
The Morgan Stanley Capital International EAFE Stock Index is an international index including stocks traded on 16 exchanges in Europe, Australia and the Far East, weighted by capitalization. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities.


NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).


Net asset value (NAV)

The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.


Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.


Principal

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.


Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.


Standard deviation

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.


Statement of Additional Information (SAI)

The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.


Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Appendix A - Bond Ratings


Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Delaware International Small Cap Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.510.4015. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.



Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Client Services Representative
800.510.4015

Delaphone Service
800.362.FUND (800.362.3863)


For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.



Investment Company Act file number: 811-6324


-------------------------------------------------------------------------
                                                    CUSIP Number
-------------------------------------------------------------------------
Delaware International Small Cap Fund
-------------------------------------------------------------------------
Institutional Class                                   245914676
-------------------------------------------------------------------------


                                    DELAWARE
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London


P-179 [--] BUR 3/01

Delaware Investments includes funds with                -----------------------------------------------------
a wide range of investment objectives.
Stock funds, income funds, national and                 DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
state-specific tax-exempt funds, money                  -----------------------------------------------------
market funds, global and international
funds and closed-end funds give                         Delaware International Equity Fund
investors the ability to create a                       Delaware Emerging Markets Fund
portfolio that fits their personal                      Delaware International Small Cap Fund
financial goals. For more information,
shareholders of the Class A, B and C                    CLASS A SHARES
Shares should contact their financial                   CLASS B SHARES
adviser or call Delaware Investments at                 CLASS C SHARES
800-523-1918.                                           INSTITUTIONAL CLASS

                                                        -----------------------------------------------------


INVESTMENT MANAGER
Delaware International Advisers Ltd.
80 Cheapside
Third Floor
London, England EC2V 6EE

NATIONAL DISTRIBUTOR                                    PART B
Delaware Distributors, L.P.
One Commerce Square                                     STATEMENT OF
Philadelphia, PA 19103                                  ADDITIONAL INFORMATION
                                                        -----------------------------------------------------

SHAREHOLDER SERVICING,                                                                        March 30, 2001
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
One Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

                                                                    DELAWARE(SM)
                                                                    INVESTMENTS
                                                                    ------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 30, 2001

                   DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware International Equity Fund         Delaware International Small Cap Fund
                         Delaware Emerging Markets Fund

                               One Commerce Square
                             Philadelphia, PA 19103

       For more information about the Institutional Classes: 800-510-4015

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares: Nationwide 800-523-1918

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         This Statement of Additional Information ("Part B") describes shares of the funds listed above (individually a "Fund" and collectively the "Funds") of Delaware Group Global & International Funds ("Global Funds"). Global Funds is a registered, open-end management investment company.

         Each Fund offers Class A Shares, Class B Shares and Class C Shares (together referred to as the "Fund Classes"). Each Fund also offers an Institutional Class (together referred to the "Institutional Classes"). All references to "shares" in this Part B refer to all Classes of shares, except where noted.

         This Part B should be read in conjunction with the Prospectuses for the Funds dated March 30, 2001, as they may be amended from time to time. The Prospectuses may be obtained by writing or calling your investment dealer or by calling the Funds at 800-523-1918 or by contacting the Funds' national distributor, Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800-523-1918.

-----------------------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS                                    Page                                                                      Page

-----------------------------------------------------------------------------------------------------------------------------------
Investment Policies and Portfolio Techniques               Distributions and Taxes
-----------------------------------------------------------------------------------------------------------------------------------
Accounting and Tax Issues                                  Investment Management Agreement and Sub-Advisory Agreements
-----------------------------------------------------------------------------------------------------------------------------------
Performance Information                                    Officers and Trustees
-----------------------------------------------------------------------------------------------------------------------------------
Trading Practices and Brokerage                            General Information
-----------------------------------------------------------------------------------------------------------------------------------
Purchasing Shares                                          Financial Statements
-----------------------------------------------------------------------------------------------------------------------------------
Investment Plans                                           Appendix A - Description of Ratings
-----------------------------------------------------------------------------------------------------------------------------------
Determining Offering Price and Net Asset Value             Appendix B - Investment Objectives of the Funds in the
                                                           Delaware Investments Family
-----------------------------------------------------------------------------------------------------------------------------------
Redemption and Exchange
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES

Investment Restrictions
         Fundamental Investment Restrictions -- Global Funds has adopted the following restrictions for each Fund, as applicable which cannot be changed without approval by the holders of a "majority" of the respective Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:
         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-Fundamental Investment Restrictions -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

Delaware International Equity Fund and Delaware Emerging Markets Fund:

         1. For Delaware International Equity Fund, as to 75% of its total assets, and for Delaware Emerging Markets Funds, as to 50% of their respective total assets, invest more than 5% of their respective total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).

         2. For Delaware International Equity invest in securities of other open-end investment companies, except as part of a merger, consolidation or other acquisition. This limitation does not prohibit a Fund from investing in the securities of closed-end investment companies at customary brokerage commission rates. Delaware Emerging Markets Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act.

         3. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with a Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         4. Purchase or sell real estate or real estate limited partnerships, but this shall not prevent a Fund from investing in securities secured by real estate or interests therein.

         5. For Delaware International Equity Fund, purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         6. Engage in the underwriting of securities of other issuers, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

          7. Make any investment which would cause 25% or more of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          8. For Delaware International Equity Fund, write, purchase or sell options, puts, calls or combinations thereof, except that such Fund may: (a) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of such Fund's total assets; (b) write secured put options; (c) write covered call options; and (d) purchase put options if such Fund owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Such Fund may sell put or call options previously purchased and enter into closing transactions with respect to the activities noted above.

          9. Purchase or sell commodities or commodity contracts, except that each Fund may enter into futures contracts and options on futures contracts in accordance with its respective prospectuses, subject to investment restriction 10 below.

         10. Enter into futures contracts or options thereon, except that a Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

         11. Make short sales of securities, or purchase securities on margin, except that a Fund may satisfy margin requirements with respect to futures transactions.

         12. For Delaware International Equity Fund, invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         13. For Delaware International Equity Fund, purchase or retain the securities of any issuer which has an officer, trustee or security holder who is a trustee or officer of Global Funds or of its investment manager if or so long as the trustees and officers of Global Funds and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

         14. For Delaware International Equity Fund, invest in interests in oil, gas or other mineral exploration or development programs or leases.

         15. For Delaware International Equity Fund, invest more than 10% of the Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets, and for Delaware Emerging Markets Fund, invest more than 15% of the Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

         16. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets. A Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks.

         Although not considered to be a fundamental policy, restriction 5 above will apply to each of the Funds of Global Funds as a whole. In addition, although not considered a fundamental policy, for purposes of restriction 15 above, securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets. As to Delaware International Equity Fund and Delaware Emerging Markets Fund, although not considered to be a fundamental investment restriction, each Fund will invest no more than 5% of its respective assets in warrants.

Delaware International Small Cap Fund shall not:

         1. As to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Fund may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.

         5. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Fund may engage in short sales, purchase securities on margin, and write put and call options.

         6. Purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

         7. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

INVESTMENTS

Foreign Securities
         Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Fund permit it to enter into forward foreign currency exchange contracts in order to hedge each Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Fund. Payment of such interest equalization tax, if imposed, would reduce a Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to a Fund by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts each Fund may make or enter into will be subject to the special currency rules described above.

Repurchase Agreements
         While each Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain Delaware Investments Funds jointly to invest cash balances. Each Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which Delaware International Advisers Ltd. (the "Manager"), under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of at least 102% of the repurchase price, including the portion representing a Fund's yield under such agreements which is monitored on a daily basis.

Portfolio Loan Transactions
         Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Global Funds from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of Global Funds know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Foreign Currency Transactions
         Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Each Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         A Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         A Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund will account for forward contracts by marking to market each day at daily exchange rates.

         When a Fund enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's assets denominated in such foreign currency, the Fund's Custodian Bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

         A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

         At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

         A Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by the Fund and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by a Fund will be covered, which means that the Fund will own the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund will be required to pay upon exercise of the put.

Depositary Receipts
         The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") that are actively traded in the United States. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. "Sponsored" ADRs, EDRs or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs, EDRs or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Portfolio's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Rule 144A Securities
         A Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.

         Investing in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager will continue to monitor the liquidity of that security to ensure that a Fund has no more than 15% (or, in the case of Delaware International Equity Fund, 10%) of its net assets in illiquid securities.

Non-Traditional Equity Securities
         Delaware Emerging Markets Fund and Delaware International Small Cap Fund may each invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Funds, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The Funds may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Zero-Coupon Securities
         Each Fund may also invest in zero-coupon bonds. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero-coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Fund has qualified as a regulated investment company under the Code. Accordingly, during periods when a Fund receives no interest payments on its zero-coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

U.S. Government Securities
         Although not a principal strategy for the Funds, for temporary defensive purposes, the Funds may invest in high quality debt instruments issued by the U.S. government, its agencies or instrumentalities (and which are backed by the full faith and credit of the U.S. government), or issued by U.S. companies

Brady Bonds
         Delaware Emerging Markets Fund and Delaware International Small Cap Fund may invest in Brady Bonds consistent with their investment objective. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by the U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds tend to be lower quality and more speculative than securities of developed country issuers. We believe that the economic reforms undertaken by countries in connection with the issuance of Brady Bonds makes the debt of countries that have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

Risks Relating to Russian Securities
         Delaware Emerging Markets Fund may invest to a limited degree in Russian Securities. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade;
(10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

         There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Investment Company Securities
         Any investments that a Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's limitations, the Fund may not
(1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

Diversification
         While Delaware Emerging Markets Fund intend to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Code, none of these Funds will be diversified under the 1940 Act. Thus, while at least 50% of each such Fund's total assets will be represented by cash, cash items, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Fund's assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

Options
         Each Fund may purchase call options or purchase put options and will not engage in option strategies for speculative purposes.

         Each Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. A Fund will not, however, invest more than 15% (or, in the case of Delaware International Equity Fund, 10%) of its assets in illiquid securities.

         Purchasing Call Options--Each Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets.

         When a Fund purchases a call option, in return for a premium paid by a Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund.

         Purchasing Put Options--Each Fund may invest up to 2% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Futures
         Each Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian Bank. Thereafter, a "variation margin" may be paid by a Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

         In addition, when a Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its Custodian Bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by a Fund with respect to such futures contracts.

         Each Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

         If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, a Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Options on Foreign Currencies
         Each Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian Bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its Custodian Bank.

         With respect to writing put options, at the time the put is written, a Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

         In order to comply with the securities laws of one state, a Fund will not write put or call options if the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold exceed 25% of the Fund's net assets. Should state laws change or Global Funds receive a waiver of their application for a Fund, the Funds reserve the right to increase this percentage.

Options on Stock Indices
         A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard and Poor's 500 (R) Composite Stock Price Index ("S&P 500") or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 Index ("S&P 100"). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.

         A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability effectively to hedge its securities. A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Concentration
         In applying the Funds' fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

SPECIAL RISK CONSIDERATIONS
        Foreign Securities Risks. Each Fund has the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

        In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with the United States' generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

        Further, a Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

        Emerging Markets Securities Risks. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Fund invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the Manager does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which a Fund may invest, and in which Delaware Emerging Markets Fund will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject. Under normal circumstances, Delaware Emerging Markets Fund will invest at least 65% of its assets in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three different countries which are considered to be emerging or developing.

        Foreign Government Securities Risks. With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

        As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

        Among the foreign government and government related issuers in which Delaware Emerging Markets Fund may invest are certain high-yield securities, including so-called Brady Bonds. The issuers of the foreign government and government-related high yield securities, including Brady Bonds, in which Delaware Emerging Markets Fund expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which Delaware Emerging Markets Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

        Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for new issued bonds (Brady Bonds). The investment advisers believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. Investors, however, should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. In addition, Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.

        Risks Related to Additional Investment Techniques. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

        It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

        Delaware Emerging Markets Fund may invest up to 35% of its net assets, in high yield, high risk foreign fixed-income securities. These securities are rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the Manager to be of equivalent quality. No Fund will purchase securities rated lower than C by S&P or Ca by Moody's, or, if unrated, considered to be of an equivalent quality to such ratings by the Investment Manager. Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk.


ACCOUNTING AND TAX ISSUES

         When a Fund writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund's assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a capital gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

Options on Certain Stock Indices
         Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked to market" for federal income tax purposes. Generally, 60% of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

Other Tax Requirements
         Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets. See Diversification under Investment Policies and Portfolio Techniques.

         In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

         (i) A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of that Fund's total assets, and, with respect to 50% of that Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of that Fund's total assets;

         (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years, and

         (iv) A Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Fund as a regulated investment company.

         The Code requires a Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to such
Fund) to shareholders by December 31 of each year in order to avoid federal excise taxes. The Funds intend as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--The Funds are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Fund:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Fund.

         If a Fund's Section 988 losses exceed a Fund's other investment company taxable income during a taxable year, a Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the new law, a Fund will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Funds may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by a Fund. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Fund); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by a Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by a Fund). If a Fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If a Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by a Fund. In this case, these taxes will be taken as a deduction by a Fund, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Fund to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by a Fund. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040.

         Investment in Passive Foreign Investment Company securities--The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by a Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Fund, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Fund's income available for distribution to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return and yield in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC or other CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                         n
                                P (1 + T) = ERV

        Where:       P  =  a hypothetical initial purchase order of $1,000 from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                     T  =  average annual total return;

                     n  =  number of years;

                   ERV  =  redeemable value of the hypothetical $1,000
                           purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. From time to time, each Fund may quote actual total return performance for its Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

         The average annual total return performance of each Fund through November 30, 2000 follows. The total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at the end of the period. The total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at the end of the period and, therefore, does not reflect the deduction of a CDSC. Pursuant to applicable regulation, total return shown for Delaware International Equity Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Delaware International Equity Fund A Class and adjusting it to reflect the elimination of all front-end sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 plan expenses, and performance would have been affected had such an adjustment been made.

         Performance information for the Class B and C Shares of Delaware International Small Cap Fund is not provided because these shares have not commenced operations as the close of Global Fund's fiscal year. Shares of Delaware International Small Cap Fund A Class were initially offered on December 19, 1997. Between January 16, 1998 and July 15, 1998, the Class A Shares sold shares which were subsequently repurchased, leaving a balance of one share, representing the initial seed purchase, as of November 30, 2000. Therefore performance is not being shown for this Class.

         Securities prices fluctuated during the periods covered and the past results should not be considered as representative of future performance.


                                                Average Annual Total Return(1)
---------------------------------------------------------------------------------------------------------------------
                                                                    1 year ended     3 years        5 years   Life of
                                                                    11/30/00         ended          ended     Fund(4)
                                                                                     11/30/00       11/30/00
---------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund A Class (at NAV)                     0.38%          5.30%         8.41%      8.50%
---------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund A Class (at Offer)(2)               -5.42%          3.25%         7.14%      7.79%
---------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund B Class (including CDSC)(3)         -5.15%          3.66%         7.37%      6.05%
---------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund B Class (excluding CDSC)            -0.31%          4.58%         7.67%      6.05%
---------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund C Class (including CDSC)            -1.21%          4.61%         7.69%      7.59%
---------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund C Class (excluding CDSC)            -0.25%          4.61%         7.69%      7.59%
---------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund Institutional Class                  0.70%          5.62%         8.75%      8.79%
---------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund A Class (at NAV)(5)                    -16.78%        -10.81%           N/A     -6.80%
---------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund A Class (at Offer)(2/5)                -21.55%        -12.55%           N/A     -8.02%
---------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund B Class (including CDSC)(3)            -21.54%        -12.29%           N/A     -7.84%
---------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund B Class (excluding CDSC)               -17.44%        -11.46%           N/A     -7.46%
---------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund C Class (including CDSC)               -18.28%        -11.51%           N/A     -7.49%
---------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund C Class (excluding CDSC)               -17.46%        -11.51%           N/A     -7.49%
---------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund Institutional Class                    -16.65%        -10.60%           N/A     -6.51%
---------------------------------------------------------------------------------------------------------------------
Delaware International Small Cap Fund Institutional Class               -5.32            N/A           N/A       7.28
---------------------------------------------------------------------------------------------------------------------

(1) The Manager voluntarily agreed to waive its management fee and pay expenses to limit total operating expenses to certain limits during certain periods shown. Without such waiver and payment performance would have been affected negatively. See Investment Management Agreement and Sub-Advisory Agreements for information about the expense caps.
(2) Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(3) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.

(4) The Fund's commencement of operations were as follows:

        ----------------------------------------------------------------------
        Delaware International Equity Fund A Class                    10/31/91
        Delaware International Equity Fund B Class                      9/6/94
        Delaware International Equity Fund C Class                    11/29/95
        Delaware International Equity Fund Institutional Class         11/9/92
        ----------------------------------------------------------------------
        Delaware Emerging Markets Fund A Class                         6/10/96
        Delaware Emerging Markets Fund B Class                         6/10/96
        Delaware Emerging Markets Fund C Class                         6/10/96
        Delaware Emerging Markets Fund Institutional Class             6/10/96
        ----------------------------------------------------------------------
        Delaware International Small Cap Fund A Class                 12/19/97
        Delaware International Small Cap Fund Institutional Class     12/19/97
        ----------------------------------------------------------------------

(5) For the period from February 1, 1998 through May 31, 2001, the Distributor elected voluntarily to waive 0.05% of Delaware Emerging Markets Fund A Class' 12b-1 fee in order to limit 12b-1 Plan expenses to 0.25%. In the absence of such voluntary waiver, performance would have been affected negatively.

         Total return performance for a Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum front-end sales charge or CDSC paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in a Fund in the future.

         From time to time, each Fund may also quote its Classes' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Fund Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, MSCI Emerging Markets Free Latin America Index, the MSCI Europe Index or the Salomon Brothers World Government Bond Index.

           Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula.

                                             a-b      6
                                 YIELD = 2[( --- + 1) - 1]
                                             cd

Where:         a  =  dividends and interest earned during the period;

               b  =  expenses accrued for the period (net of reimbursements);

               c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends;

               d  =  the maximum offering price per share on the last day of the period.

         Past performance, such as reflected in quoted yields, should not be considered as representative of the results which may be realized from an investment in a Fund in the future. The net asset value of any Fund may change. Unlike money market funds, the Funds invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. A Fund's net asset value will tend to rise when interest rates fall. Conversely, a Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in a Fund will vary from day to day and investors should consider the volatility of a Fund's net asset value as well as its yield before making a decision to invest.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         Each Fund may also promote its Classes' yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Educational IRAs) and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         The following table presents examples, for purposes of illustration only, of cumulative total return performance for each Class of each Fund through November 30, 2000. The calculations assume the reinvestment of any realized securities profits, distributions and income dividends paid during the indicated periods. The performance also reflects maximum sales charges, if any, but not any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on purchases of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. The net asset value of a class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

         Performance information for Class B and Class C Shares of Delaware International Small Cap Fund is not provided because these shares have not commenced operations as of the close of Global Fund's fiscal year. Shares of Delaware International Small Cap Fund A Class were initially offered on December 19, 1997. Between January 16, 1998 and July 15, 1998, the Class A Shares sold shares were subsequently repurchased, leaving a balance of one share, representing the initial seed purchase, as of November 30, 2000. Therefore performance is not being shown for this Class.

                                                               Cumulative Total Return(1)
--------------------------------------------------------------------------------------------------------------------------
                                           3 months    6 months    9 months    1 year     3 years     5 years
                                           ended       ended       ended       ended      ended       ended       Life of
                                           11/30/00    11/30/00    11/30/00    11/30/00   11/30/00    11/30/00    Fund(4)
--------------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund A        -3.03%      -0.57%       1.88%      0.38%      16.76%      49.78%     109.87%
Class (at NAV)
--------------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund A
Class (at Offer)(2)                         -8.62%      -6.27%      -3.98%     -5.42%      10.08%      41.21%      97.81%
--------------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund B
Class (including CDSC)(3)                   -8.01%      -5.85%      -3.63%     -5.15%      11.38%      42.70%      44.25%
--------------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund B
Class (excluding CDSC)                      -3.17%      -0.89%       1.37%     -0.31%      14.38%      44.70%      44.25%
--------------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund C
Class (including CDSC)                      -4.08%      -1.88%       0.37%     -1.21%      14.47%      44.83%      44.24%
--------------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund C
Class (excluding CDSC)                      -3.11%      -0.89%       1.37%     -0.25%      14.47%      44.83%      44.24%
--------------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund          -2.90%      -0.38%       2.07%      0.70%      17.84%      52.13%     114.97%
Institutional Class
--------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund A           -21.59%     -17.06%     -29.61%    -16.78%     -29.06%         N/A     -27.02%
Class (at NAV)(5)
--------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund A
Class (at Offer)(2/5)                      -26.06%     -21.87%     -33.63%    -21.55%     -33.12%         N/A     -31.21%
--------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund B
Class (including CDSC)(3)                  -25.73%     -21.60%     -33.54%    -21.54%     -32.54%         N/A     -30.61%
--------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund B
Class (excluding CDSC)                     -21.82%     -17.47%     -30.04%    -17.44%     -30.60%         N/A     -29.30%
--------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund C
Class (including CDSC)                     -22.63%     -18.32%     -30.77%    -18.28%     -30.71%         N/A     -29.41%
--------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund C
Class (including CDSC)                     -21.85%     -17.49%     -30.08%    -17.46%     -30.71%         N/A     -29.41%
--------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund             -21.63%    -17.13%      -29.54%    -16.65%     -28.55%         N/A     -26.02%
Institutional Class
--------------------------------------------------------------------------------------------------------------------------
Delaware International Small Cap Fund       -3.58%       4.51%      -0.12%     -5.32%         N/A         N/A      23.05%
Institutional  Class
--------------------------------------------------------------------------------------------------------------------------

(1) The Manager voluntarily agreed to waive its management fee and pay expenses to limit total operating expenses to certain limits during certain periods shown. Without such waiver and payment performance would have been affected negatively. See Investment Management Agreement and Sub-Advisory Agreements for information about the expense caps.
(2) Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(3) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.

(4) The Fund's commencement of operations were as follows:

         ---------------------------------------------------------------------
          Delaware International Equity Fund A Class                  10/31/91
          Delaware International Equity Fund B Class                    9/6/94
          Delaware International Equity Fund C Class                  11/29/95
          Delaware International Equity Fund Institutional Class       11/9/92
         ---------------------------------------------------------------------
          Delaware Emerging Markets Fund A Class                       6/10/96
          Delaware Emerging Markets Fund B Class                       6/10/96
          Delaware Emerging Markets Fund B Class                       6/10/96
          Delaware Emerging Markets Fund Institutional Class           6/10/96
         ---------------------------------------------------------------------
          Delaware International Small Cap Fund A Class               12/19/97
          Delaware International Small Cap Fund Institutional         12/19/97
            Class
         ---------------------------------------------------------------------

(5) For the period from February 1, 1998 through May 31, 2001, the Distributor elected voluntarily to waive 0.05% of Delaware Emerging Markets Fund A Class' 12b-1 fee in order to limit 12b-1 Plan expenses to 0.25%. In the absence of such voluntary waiver, performance would have been affected negatively.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for Global Funds and other Delaware Investments mutual funds, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor may also provide information that discusses the overriding investment philosophy of Delaware Management Company ("Delaware"), or Delaware Investment Advisers ("DIA"), both series of Delaware Management Business Trust, and the Manager, an affiliate of Delaware, and how that philosophy impacts Fund investment disciplines and strategies employed in seeking each Fund's objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of Delaware or DIA or the Manager, including the number of such clients serviced by Delaware, DIA and/or the Manager.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly - as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                       Number
                   Investment       Price Per         of Shares
                     Amount           Share           Purchased
Month 1               $100            $10.00              10
Month 2               $100            $12.50               8
Month 3               $100             $5.00              20
Month 4               $100            $10.00              10
-------------------------------------------------------------------
                      $400            $37.50              48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family of funds.

The Power of Compounding
          When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

          The Manager selects brokers or dealers to execute transactions on behalf of each Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund involved pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund may pay a minimal share transaction cost when the transaction presents no difficulty.

         During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by were paid by the following Funds:

--------------------------------------------------------------------------------------------------
                                                                      November 30,
--------------------------------------------------------------------------------------------------
                                                                  2000         1999           1998
                                                                  ----         ----           ----
--------------------------------------------------------------------------------------------------
Delaware International Equity Fund                            $199,066     $585,500       $300,844
--------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund                                 $30,490      $14,806        $52,507
--------------------------------------------------------------------------------------------------
Delaware International Small Cap Fund(1)                        $3,966      $17,044        $12,965
--------------------------------------------------------------------------------------------------

(1) Date of initial public offering of Delaware International Small Cap Fund was December 19, 1997.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During their last fiscal year, portfolio transactions of the following Funds, in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

------------------------------------------------------------------------------
                                             Portfolio          Brokerage
                                           Transactions        Commissions
                                              Amounts            Amounts
                                              -------            -------
------------------------------------------------------------------------------
Delaware International Equity Fund          $5,784,808            $13,188
------------------------------------------------------------------------------
Delaware Emerging Markets Fund                 none                 none
------------------------------------------------------------------------------
Delaware International Small Cap Fund        $60,080                $185
------------------------------------------------------------------------------

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and each Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives an allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Funds' Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD Conduct Rules, and subject to seeking best execution, a Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family of funds such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         A Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of its investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. In investing for capital appreciation, a Fund may hold securities for any period of time. Portfolio turnover will also be increased if a Fund writes a large number of call options which are subsequently exercised. To the extent a Fund realizes gains on securities held for less than twelve months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. Total brokerage costs generally increase with higher portfolio turnover rates.

         Under certain market conditions, a Fund may experience a rate of portfolio turnover which could exceed 100%. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         During the past two fiscal years, the portfolio turnover rates of the Funds were as follows:

-------------------------------------------------------------------
                                                    2000      1999
                                                    ----      ----
-------------------------------------------------------------------
Delaware International Equity Fund                   10%        3%
-------------------------------------------------------------------
Delaware Emerging Markets Fund                       31%       18%
-------------------------------------------------------------------
Delaware International Small Cap Fund                22%       96%
-------------------------------------------------------------------


PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Global Funds or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments Fund, the Manager or any of their affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Global Funds will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Global Funds reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules, relating to investment company sales charges. Global Funds and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Absent applicable fee waivers, Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares of the Funds are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase;
(ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Absent applicable fee waivers, Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Absent applicable fee waivers, Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

         The Distributor has voluntarily elected to waive 0.05% of the payment of 12b-1 Plan expenses by Delaware Emerging Markets Fund A Class beginning February 1, 1998 through May 31, 2001.

         The Distributor has voluntarily elected to waive the payment of 12b-1 Plan expenses by Delaware International Small Cap Fund from the commencement of the public offering through May 31, 2001.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Global Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A Shares, Class B Shares and Class
C Shares
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amount, of 12b-1 Plan expenses relating to Class A Shares, Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments Funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments Funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments Funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments Fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Global Funds has adopted a separate plan for each of the Class A Shares, the Class B Shares and the Class C Shares of a Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Classes of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer's agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, absent any applicable fee waiver, each Fund may make payments out of the assets of the Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under its Plans and a Fund's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of Class B Shares' and Class C Shares' average daily net assets for the year. Global Funds Board of Trustees may reduce these amounts at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Trustees of Global Funds including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Global Funds and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Global Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Global Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for its review.

         The amount and purpose of 12b-1 plan payments from each Class were as follows for their last fiscal year.

------------------------------------------------------------------------------------------------------------
                                     Delaware International Equity Fund     Delaware Emerging Markets Fund
------------------------------------------------------------------------------------------------------------
                                      Class A     Class B      Class C     Class A      Class B     Class C
------------------------------------------------------------------------------------------------------------
Advertising                             -----       -----        -----       -----        -----       -----
------------------------------------------------------------------------------------------------------------
Annual/Semi-Annual Reports              -----       -----        -----       -----        -----       -----
------------------------------------------------------------------------------------------------------------
Broker Trails                        $236,921     $87,322      $90,849     $20,543      $10,171     $10,871
------------------------------------------------------------------------------------------------------------
Broker Sales Charges                    -----    $119,783      $36,092       -----       $8,867      $6,769
------------------------------------------------------------------------------------------------------------
Dealer Service Expenses                 -----       -----        -----       -----        -----       -----
------------------------------------------------------------------------------------------------------------
Interest on Broker Sales Charges                 $125,625         $236                  $18,374         $44
------------------------------------------------------------------------------------------------------------
Commissions to Wholesalers            $42,303     $11,061         $194        $905       $1,469      $1,112
------------------------------------------------------------------------------------------------------------
Promotional-Broker Meetings             -----       -----        -----       -----       $1,423       -----
------------------------------------------------------------------------------------------------------------
Promotional-Other                       -----       -----        -----       -----        -----       -----
------------------------------------------------------------------------------------------------------------
Prospectus Printing                     -----        $352        -----       -----        -----       -----
------------------------------------------------------------------------------------------------------------
Telephone                               -----       -----        -----       -----        -----       -----
------------------------------------------------------------------------------------------------------------
Wholesaler Expenses                     -----        $636        -----       -----        -----       -----
------------------------------------------------------------------------------------------------------------
Other                                   -----       -----        -----       -----        -----       -----
------------------------------------------------------------------------------------------------------------
Total                                $279,224    $344,779     $127,371     $21,448      $40,304     $18,796
------------------------------------------------------------------------------------------------------------

Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments Fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Purchases of Class A Shares may be made at net asset value by current and former officers, trustees and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member. Class A Shares may also be purchased at net asset value by current and former officers, trustees and employees (and members of their families) of the Dougherty Financial Group LLC.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. ("RFS") (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from, Retirement Financial Services, Inc. in writing that it has the requisite number of employees. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Global Funds must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments Funds ("eligible Delaware Investments Fund shares"), as well as shares of designated classes of non-Delaware Investments Funds ("eligible non-Delaware Investments Fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments Fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments Fund shares for other eligible Delaware Investments Fund shares or for eligible non-Delaware Investments Fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments Fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Investments Fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments Fund shares. When eligible Delaware Investments Fund shares are exchanged into eligible non-Delaware Investments Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Global Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments Funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments Funds (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments Fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments Funds which offer such classes (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares of Delaware International Equity Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.

         The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Delaware International Small Cap Fund and the Institutional Classes of each Fund are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments Fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments Funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments Funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                    *  *  *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Global Funds for proper instructions.

MoneyLine(SM) On Demand
         You or your investment dealer may request purchases of Fund Class shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

Asset Planner
         To invest in Delaware Investments Funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments Funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments Funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
         An investment in the Funds may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $33,000 ($53,000 for taxpayers filing joint returns) for tax years beginning in 2001. A partial deduction is allowed for married couples with income between $53,000 and $63,000, and for single individuals with incomes between $33,000 and $43,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in
2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion was done prior to January 1, 1999, then the income from the conversion would have been included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

Group IRAs or Group Roth IRAs

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of a Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax-filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated after receipt of the order by the Fund in which shares are being purchased or its agent. See Distribution and Service under Investment Management Agreement and Sub-Advisory Agreements. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in a Fund's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the Fund's portfolio, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, for securities for which market quotations are not readily available and other assets the Manager uses methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Global Funds' 12b-1 Plans and Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Fund will vary.


REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

        Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement and Sub-Advisory Agreements); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Global Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares of the Funds are subject to a CDSC of (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second year after purchase (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to each Fund at One Commerce Square, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares or Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to each Fund (at One Commerce Square, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wiring fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand
         You or your investment dealer may request redemptions of Fund Class shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans.

Timing Accounts
         Right to Refuse Timing Accounts - With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments Funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or
(iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

        Redemptions of Timing Accounts - Proceeds from redemptions requested by Timing Accounts will be paid only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

          Restrictions on Timed Exchanges - Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments Funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments Funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments Funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

          Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is Delaware Investments Funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for Delaware International Small Cap Fund or for the Institutional Class of each Fund. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares
         Purchased at Net Asset Value For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments Fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Waiver of Contingent Deferred Sales Charge - Class B Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

Waiver of Contingent Deferred Sales Charge - Class C Shares
         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.


DISTRIBUTIONS AND TAXES

         Delaware International Equity Fund will normally declare and make payments from net investment income on a quarterly basis. Delaware Emerging Markets and Delaware International Small Cap Funds each will normally declare and make payments from net investment income on an annual basis.

         Payments from net realized securities profits of a Fund, if any, will be distributed annually in the quarter following the close of the fiscal year.

         Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the U.S. Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

         Each class of shares of a Fund will share proportionately in the investment income and expenses of such Fund, except that, absent any applicable fee waiver, Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

          Under the Taxpayer Relief Act of 1997 (the "1997 Act"), as revised by the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act") and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories:

         Long-term capital gains": Gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holder are taxed at the 20% rate when distributed to shareholders (10% for individual investors in the 15% tax bracket.)

         "Short -term capital gains": Gains on securities sold by a Fund that do not meet the long-term holdings period are considered short term capital gains and are taxable as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

          Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

          All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

          If you redeem some or all of yours shares in a Fund, and then reinvest the sales proceeds in such Fund or in another Delaware Investments Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

         Because of each Fund's investment policy, it is expected that either none or only a nominal portion of a Fund's dividends will be eligible for the dividends-received deduction for corporations. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by a Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Under the 1997 Act, the amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

         Shareholders will be notified annually by Global Funds as to the federal income tax status of dividends and distributions paid by the Funds.

         In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. Because shareholders' state and local taxes may be different than the federal taxes described above, shareholders should consult their own tax advisers.

         See also Other Tax Requirements under Accounting and Tax Issues in this Part B.


INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

         Delaware International Advisers Ltd. ("Delaware International" or the "Manager"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to each Fund subject to the supervision and direction of Global Funds' Board of Trustees. Delaware International is affiliated with Delaware Management.

         Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On November 30, 2000, Delaware Management, Delaware International and their affiliates within Delaware Investments were managing in the aggregate more than $41 billion in assets in the various institutional or separately managed (approximately $23,648,350,000) and investment company (approximately $17,429,790,000) accounts.

         The Investment Management Agreement for each Fund is dated November 23, 1999 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of Global Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Global Funds or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The compensation payable by each Fund to Delaware International for investment management services is equal to as follows:

-----------------------------------------------------------------------------------------
Fund                                                Management Fee Schedule
                                             (as a percentage of daily net assets)
                                                         Annual Rate
-----------------------------------------------------------------------------------------
Delaware International Equity Fund           0.85% on the first $500 million;
                                             0.80% on the next $500 million;
                                             0.75% on the next $1.5 billion; and
                                             0.70% on assets in excess of $2.5 billion.
-----------------------------------------------------------------------------------------
Delaware Emerging Markets Fund               1.25% on the first $500 million;
                                             1.20% on the next $500 million;
                                             1.15% on the next $1.5 billion; and
                                             1.10% on assets in excess of $2.5 billion.
-----------------------------------------------------------------------------------------
Delaware International Small Cap Fund        1.25% on the first $500 million;
                                             1.20% on the next $500 million;
                                             1.15% on the next $1.5 billion; and
                                             1.10% on assets in excess of $2.5 billion.
-----------------------------------------------------------------------------------------

         On November 30, 1999, the total net assets of the following Funds were:

----------------------------------------------------------------------
Delaware International Equity Fund                       $240,071,476
----------------------------------------------------------------------
Delaware Emerging Markets Fund                            $12,629,000
----------------------------------------------------------------------
Delaware International Small Cap Fund                      $3,691,235
----------------------------------------------------------------------

         Delaware International has contracted to waive that portion, if any, of the annual management fees payable by a Fund and to pay a Fund's expenses to the extent necessary to ensure that the Total Operating Expenses for a Fund do not exceed the following percentages of average daily net assets (exclusive of applicable 12b-1 payments, taxes, interest, brokerage commissions and extraordinary expenses) through January 31, 2002.

----------------------------------------------------------
Delaware Emerging Markets Fund1                1.70%
----------------------------------------------------------
Delaware International Small Cap Fund(1)       1.25%
----------------------------------------------------------
(1) This expense cap has been in place from the commencement of the Fund's operations.

         For Delaware International Equity Fund, Delaware International elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware International Equity Fund and to reimburse the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions, extraordinary expenses) did not exceed 0.95% from the commencement of operations through May 31, 1994. Such commitment from June 1, 1994 through November 30, 1994 was 1.50% of average daily net assets and from December 1, 1995 through November 30, 1998 was 1.55% of average daily net assets.

         The expense waivers and/or payments will be reevaluated by the Manager periodically.

         Investment management fees incurred for the last three fiscal years with respect to each Fund were as follows:

-----------------------------------------------------------------------------------------------------------
Fund                                       November 30, 2000      November 30, 1999      November 30, 1998
----                                       -----------------      -----------------      -----------------
-----------------------------------------------------------------------------------------------------------
Delaware International Equity Fund        $2,175,406 earned      $2,614,396 earned      $2,084,553 earned
                                          $2,175,406 paid        $2,614,396 paid        $2,084,553 paid
                                          $-0- waived            -$0- waived            -$0- waived
-----------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund            $216,254 earned        $155,098 earned        $172,141 earned
                                          $66,093 paid           $31,870 paid           -$0- paid
                                          $150,161 waived        $123,228 waived        $172,141 waived
-----------------------------------------------------------------------------------------------------------
Delaware International Small Cap Fund1    $46,641 earned         $44,574 earned         $37,005 earned
                                          $36,741 paid           $33,310 paid           $13,454 paid
                                          $9,900 waived          $11,264 waived         $23,551 waived
-----------------------------------------------------------------------------------------------------------

(1) Commenced operations on December 19, 1997.

         Delaware International and Delaware Management are controlled and indirectly, wholly owned by Delaware Management Holdings, Inc.

         Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Fund is responsible for all of its own expenses. Among others, these include each Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at One Commerce Square, serves as the national distributor of the shares of each Fund under separate agreements dated as of November 23, 1999.

         The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of its respective Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plan for each class. Commencing February 1, 1998, the Distributor has elected voluntarily to waive 0.05% of the 0.30% 12b-1 plan expenses otherwise payable by Delaware Emerging Markets Fund A Class through May 31, 2000. The Distributor elected to voluntarily waive payments under the 12b-1 Plan for Delaware International Small Cap Fund's Class A Shares, Class B Shares and Class C Shares during the commencement of the public offering of the Fund through May 31, 2001.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at One Commerce Square, Philadelphia, PA 19103, serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under an agreement dated November 23, 1998. The Transfer Agent provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

OFFICERS AND TRUSTEES

         The business and affairs of Global Funds are managed under the direction of its Board of Trustees.

         Certain officers and trustees of Global Funds hold identical positions in each of the other funds in the Delaware Investments family. As of February 28, 2001, the officers and trustees of Global Funds, as a group, owned less than 1% of the outstanding shares of Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares of each Fund.

         As of February 28, 2001, management believes the following accounts held 5% or more of a Class of shares of a Fund:

---------------------------------------------------------------------------------------------------------------------------------
Class                            Name and Address of Account                                        Share Amount      Percentage
---------------------------------------------------------------------------------------------------------------------------------
Delaware International Equity    Merrill Lynch, Pierce, Fenner & Smith                               239,752.040          10.20%
Fund Class B                     For the Sole Benefit of its Customers
                                 Attn: Fund Administration - SEC #97HN8
                                 4800 Deer Lake Dr. East, 2nd Floor
                                 Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware International Equity    Merrill Lynch, Pierce, Fenner & Smith                               104,105.490          14.53%
Fund Class C                     For the Sole Benefit of its Customers
                                 Attn: Fund Administration - SEC #97HY9
                                 4800 Deer Lake Dr. East, 2nd Floor
                                 Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware International Equity    Norwest Bank Colorado NA TTEE                                     3,007,526.240          49.55%
Fund Institutional Class         County of Los Angeles Def Comp and Thrift Plan
                                 c/o Great West Life and Annuity
                                 8515 East Orchard Rd #2T2
                                 Englewood, CO 80111-5002
---------------------------------------------------------------------------------------------------------------------------------
                                 Northern Telecom, Inc.                                            1,563,886.840          25.76%
                                 Long Term Investment Plan
                                 c/o BTNY Service
                                 Attn: Gina Anzalone
                                 34 Exchange Place Mail Stop 3064
                                 Jersey City, NJ 07302-3885
---------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund   GSC Enterprises Stock Bonus Plan                                     49,411.470           5.21%
Class A                          Attn: Theresa Patterson
                                 130 Hillcrest
                                 Sulphur Springs, TX 75482
---------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund   Salomon Smith Barney, Inc.                                           33,069.080          14.30%
Class C                          00123204858
                                 333 West 34th Street, 3rd Floor
                                 New York, NY 10001
---------------------------------------------------------------------------------------------------------------------------------
                                 NFSC FEB # BTK-329550                                                20,898.640           9.04%
                                 Susan J. Chokel Trustee
                                 Susan J. Chokel Trust
                                 UA 12/8/97
                                 826 Hanover Road
                                 Gates Mill, OH 44040-9602
---------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund   RS DMC Employee Profit Sharing Plan                                 157,018.030          44.27%
Institutional Class              Delaware Management Company
                                 Employee Profit Sharing Trust
                                 c/o Rick Seidel
                                 1818 Market Street
                                 Philadelphia, PA 19103-3682
---------------------------------------------------------------------------------------------------------------------------------
                                 Chase Manhattan Bank C/F                                            109,524.170          30.88%
                                 Delaware Group Foundation Funds Balanced Port.
                                 Attn: Marisol Gordon Global Inv. Services
                                 3 Metrotech Center 8th Floor
                                 Brooklyn, NY 11201-3800
---------------------------------------------------------------------------------------------------------------------------------
                                 Chase Manhattan Bank C/F                                             76,521.170          21.57%
                                 Delaware Group Foundation Funds Growth Portfolio
                                 Attn: Marisol Gordon Global Inv. Services
                                 3 Metrotech Center 8th Floor
                                 Brooklyn, NY 11201-3800
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Class                            Name and Address of Account                                        Share Amount      Percentage
---------------------------------------------------------------------------------------------------------------------------------
Delaware International Small     Delaware Management Company, Inc.                                         1.370          85.09%
Cap Fund Class A                 Attn: Joseph H. Hastings
                                 1818 Market Street 7th Floor
                                 Philadelphia, PA 19103-3602
---------------------------------------------------------------------------------------------------------------------------------
Delaware International Small     Delaware Service Company                                                  0.130            8.07
Cap Fund Class A                 Control Account
                                 Attn: Stephen Busch
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638
---------------------------------------------------------------------------------------------------------------------------------
                                 Delaware Service Company                                                  0.120           7.45%
                                 Control Account
                                 Attn: Stephen Busch
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638
---------------------------------------------------------------------------------------------------------------------------------

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc., Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware Management Business Trust), Vantage Investment Advisers (a series of Delaware Management Business Trsut) and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters currently located in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of Global Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is One Commerce Square, Philadelphia, PA 19103.

-----------------------------------------------------------------------------------------------------------------------------
Trustee/Officer                               Business Experience
-----------------------------------------------------------------------------------------------------------------------------
*Charles E. Haldeman (52)                     Chairman and Trustee/Director of Equity Funds V and each of the 24 other investment companies in the Delaware Investments family

                                              Chief Executive Officer of Delaware Management Company (a series of Delaware
                                              Management Business Trust) and Vantage Investment Advisers (a series of
                                              Delaware Management Business Trust)

                                              President, Chief Executive Officer and Director of Delaware Management
                                              Holdings, Inc. and Lincoln National Investment Companies, Inc.

                                              President and Chief Executive Officer of Delaware Lincoln Cash Management (a
                                              series of Delaware Management Business Trust) and Delaware Lincoln Investment
                                              Adviser (a series of Delaware Management Business Trust

                                              Chief Executive Officer and Director of DMH Corp., Delvoy, Inc., Delaware
                                              Management Company, Inc. and Delaware International Holdings Ltd.

                                              Chief Executive Officer and Trustee of Delaware Management Business Trust

                                              Director of Delaware Service Company, Inc., Delaware Capital Management,
                                              Inc., Retirement Financial Services, Inc. and Delaware Distributors, Inc.

                                              Chairman and Director of Delaware International Advisers Ltd.

                                              Chief Executive Officer of Delaware General Management, Inc.

                                              Before joining Delaware Investments in 2000, Mr. Haldeman was President,
                                              Chief Operating Officer and Director at United Asset Management from March
                                              1998 to January 2000. Prior to that, Mr. Haldeman was Director and Partner for Cooke and Bieler, Inc. from June 1974 to March 1998.

-----------------------------------------------------------------------------------------------------------------------------
----------------------
*Trustee affiliated with Global and International Funds' investment manager and considered an "interested person" as defined in the 1940 Act.
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Trustee/Officer                              Business Experience
-----------------------------------------------------------------------------------------------------------------------------
*David K. Downes (61)                        President, Chief Executive Officer, Chief Financial Officer and
                                             Trustee/Director of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family

                                             President and Director of Delaware Management Company, Inc.

                                             President of Delaware Management Company (a series of Delaware Management
                                             Business Trust)

                                             President, Chief Executive Officer and Director of Delaware Capital
                                             Management, Inc.

                                             Chairman, President, Chief Executive Officer and Director of Delaware Service
                                             Company, Inc., Delaware Management Trust Company and Retirement Financial
                                             Services, Inc.

                                             President, Chief Operating Officer, Chief Financial Officer and Director of
                                             Delaware International Holdings Ltd.

                                             President, Chief Operating Officer and Director of Delaware General
                                             Management, Inc.

                                             President and Chief Operating Officer of Delaware Lincoln Cash Management (a
                                             series of Delaware Management Business Trust)

                                             Executive Vice President, Chief Operating Officer and Chief Financial Officer
                                             of Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                             Distributors, L.P., Delaware Investment Advisers (a series of Delaware
                                             Management Business Trust), Delaware Lincoln Investment Adviser (a series of
                                             Delaware Management Business Trust) and Vantage Investment Advisers (a series of Delaware Management Business Trust)

                                             Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                             Trustee of Delaware Management Business Trust

                                             Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                             Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc.,
                                             Delvoy, Inc and Lincoln National Investment Companies, Inc.

                                             Director of Delaware International Advisers Ltd.

                                             During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------
----------------------
*Trustee affiliated with Global and International Funds' investment manager and considered an "interested person" as defined in the 1940 Act.
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Trustee                                      Business Experience
-----------------------------------------------------------------------------------------------------------------------------
Walter P. Babich (73)                        Trustee/Director of Global and International Funds and each of the other 32 investment companies in the Delaware Investments family

                                             460 North Gulph Road, King of Prussia, PA 19406

                                             Board Chairman, Citadel Constructors, Inc.

                                             From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

-----------------------------------------------------------------------------------------------------------------------------
John H. Durham (63)                          Trustee/Director of Global and International Funds and other 32 investment companies in the Delaware Investments family

                                             P.O. Box 819, Gwynedd Valley, PA 19437

                                             Private Investor

                                             Mr. Durham served as Chairman of the Board of each fund in the Delaware
                                             Investments family from 1986 to 1991; President of each fund from 1977 to
                                             1990; and Chief Executive Officer of each fund from 1984 to 1990. Prior to
                                             1992, with respect to Delaware Management Holdings, Inc., Delaware Management
                                             Company, Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr.
                                             Durham served as a director and in various executive capacities at different times. He was also a Partner of Complete Care Services from 1995 to 1999.

-----------------------------------------------------------------------------------------------------------------------------
John A Fry (40)                              Trustee/Director of Global and International Funds and each of the other 24 investment companies in the Delaware Investment family

                                             3451 Walnut Street, 721 Franklin Building, Philadelphia, PA 19104

                                             Executive Vice President, University of Pennsylvania

                                             From 1991 to 1995, Mr. Fry was Partner-in-Charge, National Higher Education
                                             Consulting of Coopers & Lybrand and from 1984-1991, Mr. Fry held Consultant and Manager positions with KPMG Peat Marwick, ending with Senior Manager from
                                             1989 to 1991.

-----------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr (62)                        Trustee/Director of Global and International Funds and each of the other 32 investment companies in the Delaware Investments family.

                                             500 Fifth Avenue, New York, NY 10110

                                             Founder and Managing Director, Anthony Knerr & Associates

                                             From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
                                             Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of
                                             The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The
                                             Publishing Group, Inc. in 1988.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Trustee                                     Business Experience
-----------------------------------------------------------------------------------------------------------------------------
Ann R. Leven (60)                            Trustee/Director of Global and International Funds and each of the other 32 investment companies in the Delaware Investments family.

                                             785 Park Avenue, New York, NY 10021

                                             Retired Treasurer, National Gallery of Art

                                             From 1994 to 1999, Mr. Leven was the Treasurer of the National Gallery of Art
                                             and from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National Gallery
                                             of Art. In addition, from 1984 to 1990, Ms. Leven was Treasurer and Chief
                                             Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

-----------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison (64)                       Trustee/Director of Global and International Funds and each of the other 32 investment companies in the Delaware Investments family

                                             200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                             President and Chief Executive Officer, MLM Partners, Inc.

                                             Mr. Madison has also been Chairman of the Board of Communications Holdings,
                                             Inc. since 1996. From February to September 1994, Mr. Madison served as Vice
                                             Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and
                                             from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

-----------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans (52)                        Trustee/Director of Global and International Funds and each of the other 32 other investment companies in the Delaware Investments family.

                                             Building 220-13W-37, St. Paul, MN 55144

                                             Vice President and Treasurer, 3M Corporation.

                                             From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial
                                             Markets for the 3M Corporation; Manager of Benefit Fund Investments for the 3M
                                             Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation,
                                             1983-1985; Consultant--Investment Technology Group of Chase Econometrics,
                                             1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the
                                             Federal Reserve Bank of Chicago, 1970-1974.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
-----------------------------------------------------------------------------------------------------------------------------
William E. Dodge (51)                       Executive Vice President and Chief Investment Officer, Equity of Equity Funds V
                                            and each of the other 32 investment companies in the Delaware Investments family,
                                            Delaware Management Holdings, Inc., Delaware Management Company (a series of
                                            Delaware Management Business Trust) and Lincoln National Investment Companies,
                                            Inc.

                                            Executive Vice President of Delaware Management Business Trust and Delaware
                                            Capital Management, Inc.

                                            President and Chief Investment Officer, Equity of Delaware Investment Advisers (a
                                            series of Delaware Management Business Trust)

                                            President of Vantage Investment Advisers (a series of Delaware Management
                                            Business Trust)

                                            Prior to joining Delaware Investments in 1999, Mr. Dodge was President,
                                            Director of Marketing, and Senior Portfolio Manager for Marvin & Palmer
                                            Associates.

-----------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll (37)                       Executive Vice President/Head of Fixed-Income of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                            Management Holdings, Inc., Delaware Management Company (a series of Delaware
                                            Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                            Management Business Trust), Delaware Lincoln Investment Adviser (a series of
                                            Delaware Management Business Trust) and Lincoln National Investment Companies,
                                            Inc.

                                            Executive Vice President of Delaware Management Business Trust, Delaware Capital
                                            Management, Inc. and Delaware Lincoln Cash Management (a series of Delaware
                                            Management Business Trust)

                                            Before joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice
                                            President, Director of Fixed Income Process at Conseco Capital Management from
                                            June 1998 to August 2000. Prior to that, he was Managing Director for
                                            NationsBanc Capital Markets from 1996 to 1998, Vice President of Goldman Sachs from 1991-1995 and Assistant Vice President of Conseco Capital Management from
                                            1989 to 1990.

-----------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery (43)                    Executive Vice President and General Counsel of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family

                                            Executive Vice President, General Counsel and Chief Administrative Officer of
                                            Delaware Management Company (a series of Delaware Management Business Trust),
                                            Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of
                                            Delaware Management Business Trust), Delaware Lincoln Cash Management (a
                                            series of Delaware Management Business Trust), Delaware Lincoln Investment
                                            Adviser (a series of Delaware Management Business Trust), Lincoln National
                                            Investment Companies, Inc. and Vantage Investment Advisers (a series of
                                            Delaware Management Business Trust)

                                            Executive Vice President and General Counsel of Founders CBO Corporation

                                            Executive Vice President and General Counsel and Director of Delaware
                                            International Holdings Ltd. and Founders Holdings, Inc.

                                            Executive Vice President, General Counsel, Chief Administrative Officer and
                                            Trustee of Delaware Management Business Trust

                                            Executive Vice President, General Counsel, Chief Administrative Officer and
                                            Director of Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                            Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                            Services, Inc., Delaware Management Trust Company and Delaware General
                                            Management, Inc.

                                            President, Chief Executive Officer and Director of Delaware Distributors, Inc.

                                            President and Chief Executive Officer of Delaware Distributors, L.P.

                                            Director of Delaware International Advisers Ltd.

                                            Director of HYPPCO Finance Company Ltd.

                                            During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
-----------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro (43)                    Senior Vice President, Deputy General Counsel and Secretary of Equity Funds V
                                            and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business
                                            Trust), Delaware Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware
                                            Management Company, Inc., Delaware Management Business Trust, Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust), Delaware
                                            Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                            Services, Inc., Delaware Management Trust Company, Delaware General Management,
                                            Inc., Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware
                                            Lincoln Cash Management (a series of Delaware Management Business Trust),
                                            Delaware Lincoln Investment Adviser (a series of Delaware Management Business
                                            Trust), Lincoln National Investment Companies, Inc. and Vantage Investment
                                            Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President, General Counsel and Secretary of Delaware Distributors,
                                            L.P. and Delaware Distributors, Inc.

                                            Secretary of Founders CBO Corporation

                                            During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

-----------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings (51)                     Senior Vice President and Corporate Controller of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family and Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President, Treasurer and Corporate Controller of Delaware Management
                                            Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                            Management Company (a series of Delaware Management Business Trust), Delaware
                                            Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc.,
                                            Delaware Capital Management, Inc., Delaware International Holdings Ltd., Delvoy,
                                            Inc., Founders Holdings, Inc., Delaware General Management, Inc., Delaware
                                            Management Business Trust, Delaware Lincoln Cash Management (a series of
                                            Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a
                                            series of Delaware Management Business Trust), Lincoln National Investment
                                            Companies, Inc. and Vantage Investment Advisers (a series of Delaware Management
                                            Business Trust)

                                            Executive Vice President and Chief Financial Officer of Retirement Financial
                                            Services, Inc.

                                            Executive Vice President, Chief Financial Officer, Treasurer and Director of
                                            Delaware Management Trust Company

                                            Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                            During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.

-----------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof (38)                      Senior Vice President and Treasurer of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family

                                            Senior Vice President/Investment Accounting of Delaware Service Company, Inc.,
                                            Delaware Capital Management, Inc., Delaware Distributors, L.P., Delaware
                                            Management Company (a series of Delaware Management Business Trust), Founders
                                            Holdings, Inc., Delaware Lincoln Investment Adviser (a series of Delaware
                                            Management Business Trust) and Vantage Investment Advisers (a series of Delaware
                                            Management Business Trust)

                                            Senior Vice President/Investment Accounting and Treasurer of Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President/Manager of Investment Accounting of Delaware International
                                            Holdings Ltd.

                                            Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                            Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President
                                            for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS
                                            First Boston Investment Management, New York, NY from 1993 to 1994 and an
                                            Assistant Vice President for Equitable Capital Management Corporation, New
                                            York, NY from 1987 to 1993.

-----------------------------------------------------------------------------------------------------------------------------

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Global Funds and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a director or trustee for their respective fiscal years and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of November 30, 2000. Only the independent trustees of the Fund receive compensation from the Fund.

----------------------------------------------------------------------------------------------------------
                                                Pension or
                                                Retirement
                                                 Benefits                                     Total
                                                  Accrued            Estimated            Compensation
                             Aggregate          as Part of             Annual                  from
                            Compensation          Global              Benefits               Delaware
                             from Global           Funds                Upon               Investments
Name                            Funds            Expenses           Retirement(1)          Companies(2)
----------------------------------------------------------------------------------------------------------
Walter P. Babich               $1,508              none                $50,000               $78,745
----------------------------------------------------------------------------------------------------------
John H. Durham                 $1,402              none                $50,000               $65,000
----------------------------------------------------------------------------------------------------------
Anthony D. Knerr               $1,486              none                $50,000               $74,271
----------------------------------------------------------------------------------------------------------
Ann R. Leven                   $1,415              none                $50,000               $72,645
----------------------------------------------------------------------------------------------------------
Thomas F. Madison              $1,393              none                $50,000               $71,146
----------------------------------------------------------------------------------------------------------
Charles E. Peck(3)             $1,485              none                $50,000               $74,145
----------------------------------------------------------------------------------------------------------
Janet L. Yeomans               $1,311              none                $50,000               $66,145
----------------------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of November 30, 2000, he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent trustee/director receives a total annual retainer fee of $50,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. Members of the audit committee receive additional compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investment Funds receives an additional retainer of $8,000 from all investment companies.
(3) Mr. Peck retired from the Board of Trustees of Global and International Funds and each of the other 32 investment companies in the Delaware Investments family on December 31, 2000.

GENERAL INFORMATION

         Global Funds, Inc. is an open-end management investment company. Global Funds, Inc. was organized as a Maryland corporation on May 30, 1991 and reorganized as a Delaware business trust on November 23, 1999.

          Delaware International and Delaware Management, the investment managers to the Funds, also provide investment management services to certain of the other funds in the Delaware Investments family. An affiliate of each Manager also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         Delaware or Delaware International also manages the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion(SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See Delaware Group Premium Fund in Appendix B.

         Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware Management, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions by certain covered persons in certain securities may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for each of the Funds and for the other mutual funds in the Delaware Investments family. The Distributor ("DDLP") received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

--------------------------------------------------------------------------
                   Delaware International Equity Fund
                             Class A Shares
--------------------------------------------------------------------------
                         Total
Fiscal                 Amount of          Amounts              Net
Year                 Underwriting        Reallowed         Commission
Ended                 Commissions        to Dealers        to DDLP/DDI
--------------------------------------------------------------------------
11/30/00               $264,211          $240,575            $23,636
--------------------------------------------------------------------------
11/30/99                457,244           414,697             42,547
--------------------------------------------------------------------------
11/30/98                396,347           327,390             68,957
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                     Delaware Emerging Markets Fund
                             Class A Shares
--------------------------------------------------------------------------
                         Total
Fiscal                 Amount of          Amounts              Net
Year                 Underwriting        Reallowed         Commission
Ended                 Commissions        to Dealers        to DDLP/DDI
--------------------------------------------------------------------------
11/30/00                $37,185           $32,048             $5,137
--------------------------------------------------------------------------
11/30/99                 28,289            24,291              3,998
--------------------------------------------------------------------------
11/30/98                 42,873            35,289              7,584
--------------------------------------------------------------------------

-------------------------------------------------------------------------
                  Delaware International Small Cap Fund
                            Class A Shares
-------------------------------------------------------------------------
                        Total
Fiscal                Amount of          Amounts               Net
Year                Underwriting        Reallowed          Commission
Ended                Commissions        to Dealers         to DDLP/DDI
--------------------------------------------------------------------------
11/30/00                none               none               none
--------------------------------------------------------------------------
11/30/99                none               none               none
--------------------------------------------------------------------------
11/30/98(1)             none               none               none
--------------------------------------------------------------------------

(1) Date of initial public offering was December 19, 1997.

         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

-------------------------------------------------------------------------
                         Limited CDSC Payments
-------------------------------------------------------------------------
                       Delaware
                    International        Delaware          Delaware
Fiscal                  Equity       Emerging Markets    International
Year                     Fund              Fund          Small Cap Fund
Ended                  A Class           A Class(1)        A Class(1)
-------------------------------------------------------------------------
11/30/00             $105,591              none               none
-------------------------------------------------------------------------
11/30/99                  618              none               none
-------------------------------------------------------------------------
11/30/98                4,706              none               none
-------------------------------------------------------------------------

         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:

------------------------------------------------------------------------
                             CDSC Payments
------------------------------------------------------------------------
                         Delaware         Delaware
                       International      Emerging         Delaware
Fiscal                    Equity           Markets      International
Year                        Fund            Fund        Small Cap Fund
Ended                     B Class         B Class(1)      B Class(1)
------------------------------------------------------------------------
11/30/00                 $170,357        $29,530             none
------------------------------------------------------------------------
11/30/99                  147,720         13,747             none
------------------------------------------------------------------------
11/30/98                   99,962          6,091             none
------------------------------------------------------------------------

         The Distributor received in the aggregate CDSC payments with respect to Class C Shares of each Fund as follows:

-----------------------------------------------------------------------
                            CDSC Payments
-----------------------------------------------------------------------
                        Delaware         Delaware
                     International       Emerging         Delaware
Fiscal                   Equity           Markets       International
Year                      Fund             Fund        Small Cap Fund
Ended                   C Class          C Class1        C Class(1)
-----------------------------------------------------------------------
11/30/00               $16,712           $2,589             none
-----------------------------------------------------------------------
11/30/99                $3,741             $203             none
-----------------------------------------------------------------------
11/30/98                12,696            1,265             none
-----------------------------------------------------------------------

         The Transfer Agent, an affiliate of the Managers, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 for each Fund plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and the related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Delaware and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Global Funds' advisory relationship with Delaware International and Delaware or its distribution relationship with the Distributor, Delaware and its affiliates could cause Global Funds to delete the words "Delaware Group" from Global Funds' name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of each Fund's securities and cash. As custodian for the Fund, Chase maintains a separate account or accounts for each Fund; receives, holds and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities.

Capitalization
         Global Funds has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each of their respective Classes. Each Fund currently offers four classes of shares.

         While shares of Global Funds have equal voting rights, except as noted below, on matters affecting the Funds, each Fund would vote separately on any matter it is directly affected by, such as any change in its fundamental investment policies and as otherwise prescribed by the 1940 Act. Shares of each Fund have a priority in that Fund's assets, and in gains on and income from the portfolio of that Fund. All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Each Class of each Fund represents a proportionate interest in the assets of such Fund and has the same voting and other rights and preferences as the other classes of that Fund, except that shares of a Fund's Institutional Class may not vote on any matter affecting the Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a Fund may vote on any proposal to increase materially the fees to be paid by a Fund under the 12b-1 Plan relating to its Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the respective classes according to asset size, except that expenses of the 12b-1 Plans of each Fund's Class A Shares, Class B Shares and Class C Shares will be allocated solely to those Classes.

         Prior to September 6, 1994, Delaware International Equity Fund A Class was known as Delaware International Equity Fund class and Delaware International Equity Fund Institutional Class was known as Delaware International Equity Fund (Institutional) class.

         Effective as of August 16, 1999, the names of the Funds changed as follows. Corresponding changes were also made to each of the Funds' Classes.

---------------------------------------------------------------------------
Old name                             New name as of August 16, 1999
---------------------------------------------------------------------------
International Equity Fund            Delaware International Equity Fund
---------------------------------------------------------------------------
Emerging Markets Fund                Delaware Emerging Markets Fund
---------------------------------------------------------------------------
International Small Cap Fund         Delaware International Small Cap Fund
---------------------------------------------------------------------------

         As of November 23, 1999, Delaware Group Global & International Funds, Inc. changed its name to Delaware Group Global & International Funds.

         All shares have noncumulative voting rights which means that the holders of more than 50% of Global Funds' shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

EURO
         Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its previous currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. In addition, full implementation of the Euro will extend over a period of several years. Initial implementation of the Euro occurred on January 1, 1999 without disruption of services provided to each Fund. Each Fund's service providers cooperated over the implementation weekend and following weeks to reconcile their records and procedures. Going forward, if a Fund is invested in securities of participating countries or countries that elect to participate at a later date, it could be adversely affected if the computer systems used by its applicable service providers are not properly prepared to handle the implementation of this single currency through completion of the process or the adoption of the Euro by additional countries in the future.


FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Delaware Group Global & International Funds and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, for the fiscal year ended November 30, 2000 are included in each Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--DESCRIPTION OF RATINGS

         The Fund has the ability to invest up to 10% of its net assets in high yield, high risk fixed-income securities. The following paragraphs contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.

General Rating Information

-------------------------------------------------------------------------------------------------------------------------
Moody's Investors Service - Bond      Aaa         Bonds which are rated Aaa are judged to be of the best quality.  They
Ratings                                           carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
-------------------------------------------------------------------------------------------------------------------------
                                      Aa          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger than in Aaa securities.
-------------------------------------------------------------------------------------------------------------------------
                                      A           Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
-------------------------------------------------------------------------------------------------------------------------
                                      Baa         Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
-------------------------------------------------------------------------------------------------------------------------
                                      Ba           Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
                                                  Uncertainty of position characterizes bonds in this class.
-------------------------------------------------------------------------------------------------------------------------
                                      B           Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
-------------------------------------------------------------------------------------------------------------------------
                                      Caa         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
-------------------------------------------------------------------------------------------------------------------------
                                      Ca          Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
-------------------------------------------------------------------------------------------------------------------------
                                      C           Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
-------------------------------------------------------------------------------------------------------------------------
Short-Term Debt Ratings
         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year.
-------------------------------------------------------------------------------------------------------------------------
P-1          Issuers rated "PRIME-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short-term debtobligations.
-------------------------------------------------------------------------------------------------------------------------
P-2          Issuers rated "PRIME-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
-------------------------------------------------------------------------------------------------------------------------
P-3          Issuers rated "PRIME-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Municipal Note Ratings
         Issuers or the features associated with Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.
-------------------------------------------------------------------------------------------------------------------------
MIG 1/VMIG 1                         This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
-------------------------------------------------------------------------------------------------------------------------
MIG 2/VMIG 2                         This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.
-------------------------------------------------------------------------------------------------------------------------
MIG 3/VMIG 3                          This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
-------------------------------------------------------------------------------------------------------------------------
MIG 4/VMIG 4                         This designation denotes adequate quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
-------------------------------------------------------------------------------------------------------------------------
S&P's - Bond Ratings                AAA           Debt rated AAA has the highest rating assigned by S&P to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.
-------------------------------------------------------------------------------------------------------------------------
                                     AA           Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
-------------------------------------------------------------------------------------------------------------------------
                                     A            Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
-------------------------------------------------------------------------------------------------------------------------
                                     BBB          Debt rated BBB is regarded as having an adequate capacity to pay interest an repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
-------------------------------------------------------------------------------------------------------------------------
                                     BB, B, CCC   Debt rated BB, B, CCC or CC is regarded, on balance, as predominately
                                     and CC       speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
-------------------------------------------------------------------------------------------------------------------------
                                     C            This rating is reserved for income bonds on which no interest is being paid.
-------------------------------------------------------------------------------------------------------------------------
                                     D            Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.
-------------------------------------------------------------------------------------------------------------------------
Commercial Paper Ratings
         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
-------------------------------------------------------------------------------------------------------------------------
A-1          The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A plus (+) designation is applied only to those issues rated A-1 which possess an overwhelming degree of safety.
-------------------------------------------------------------------------------------------------------------------------
A-2          Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safely is not as high as for issues designated A-1.
-------------------------------------------------------------------------------------------------------------------------
A-3          Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Municipal Note Ratings
         An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).
-------------------------------------------------------------------------------------------------------------------------
SP-1         Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
-------------------------------------------------------------------------------------------------------------------------
SP-2         Satisfactory capacity to pay principal and interest.
-------------------------------------------------------------------------------------------------------------------------
SP-3         Speculative capacity to pay principal and interest.
-------------------------------------------------------------------------------------------------------------------------

APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY

         Following is a summary of the investment objectives of the funds in the Delaware Investments family:

         Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

         Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements. Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors.

         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

         Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Devon Series seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time. Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Growth and Income Series seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Technology and Innovation Series seeks to provide long-term capital growth. The Series invest primarily in stocks that the manager believes will benefit from technological advances and improvements. Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

         Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital. Delaware Montana Municipal Bond Fund seeks as high a level of current income exempt from federal income tax and from the Montana personal income tax, as is consistent with preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus

Delaware Investments includes funds with      -------------------------------------------------
a wide range of investment objectives.
Stock funds, income funds, national and       DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
state-specific tax-exempt funds, money
market funds, global and international        -------------------------------------------------
funds and closed-end funds give
investors the ability to create a             Delaware Global Bond Fund
portfolio that fits their personal            Delaware Global Equity Fund
financial goals. For more information,
shareholders of the Class A, B and C
Shares should contact their financial
adviser or call Delaware Investments at       CLASS A SHARES
800-523-1918.                                 CLASS B SHARES
                                              CLASS C SHARES
                                              INSTITUTIONAL CLASS
INVESTMENT MANAGER
Delaware International Advisers Ltd.          -------------------------------------------------
80 Cheapside
Third Floor
London, England EC2V 6EE

INVESTMENT SUB-ADVISER
Delaware Global Equity Fund
                                              PART B
Delaware Management Company
One Commerce Square                           STATEMENT OF
Philadelphia, PA  19103                       ADDITIONAL INFORMATION

NATIONAL DISTRIBUTOR                          -------------------------------------------------
Delaware Distributors, L.P.
One Commerce Square                           March 30, 2001
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
One Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

                                                                    DELAWARE(SM)
                                                                    INVESTMENTS
                                                                    ------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 30, 2001

                   DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Global Bond Fund                           Delaware Global Equity Fund
                                                   (formerly Global Assets Fund)

                               One Commerce Square
                             Philadelphia, PA 19103

       For more information about the Institutional Classes: 800-510-4015

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares: Nationwide 800-523-1918

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         This Statement of Additional Information ("Part B") describes shares of the funds listed above (individually a "Fund" and collectively the "Funds") of Delaware Group Global & International Funds ("Global Funds"). Global Funds is a registered, open-end management investment company.

         Each Fund offers Class A Shares, Class B Shares and Class C Shares (together referred to as the "Fund Classes"). Each Fund also offers an Institutional Class (together referred to the "Institutional Classes"). All references to "shares" in this Part B refer to all Classes of shares, except where noted.

         This Part B should be read in conjunction with the Prospectuses for the Funds dated March 30, 2001, as they may be amended from time to time. The Prospectuses may be obtained by writing or calling your investment dealer or by calling the Funds at 800-523-1918 or by contacting the Funds' national distributor, Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800-523-1918.

------------------------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS                                   Page                                                                      Page
------------------------------------------------------------------------------------------------------------------------------------
Investment Policies and Portfolio Techniques               Distributions and Taxes
------------------------------------------------------------------------------------------------------------------------------------
Accounting and Tax Issues                                  Investment Management Agreement and Sub-Advisory Agreements
------------------------------------------------------------------------------------------------------------------------------------
Performance Information                                    Officers and Trustees
------------------------------------------------------------------------------------------------------------------------------------
Trading Practices and Brokerage                            General Information
------------------------------------------------------------------------------------------------------------------------------------
Purchasing Shares                                          Financial Statements
------------------------------------------------------------------------------------------------------------------------------------
Investment Plans                                           Appendix A - Description of Ratings
------------------------------------------------------------------------------------------------------------------------------------
Determining Offering Price and Net Asset Value             Appendix B - Investment Objectives of the Funds in the
                                                           Delaware Investments Family
------------------------------------------------------------------------------------------------------------------------------------
Redemption and Exchange
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES

Investment Restrictions
         Fundamental Investment Restrictions -- Global Funds has adopted the following restrictions for each Fund, as applicable which cannot be changed without approval by the holders of a "majority" of the respective Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:
         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-Fundamental Investment Restrictions -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         Delaware Global Bond Fund and Delaware Global Equity Fund shall not:

         1. For Delaware Global Bond and Delaware Global Equity Funds, as to 50% of their respective total assets, invest more than 5% of their respective total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).

         2. For Delaware Global Bond and Delaware Global Equity Funds, invest in securities of other open-end investment companies, except as part of a merger, consolidation or other acquisition. This limitation does not prohibit a Fund from investing in the securities of closed-end investment companies at customary brokerage commission rates.

         3. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with a Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         4. Purchase or sell real estate or real estate limited partnerships, but this shall not prevent a Fund from investing in securities secured by real estate or interests therein.

         5. Engage in the underwriting of securities of other issuers, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

         6. Make any investment which would cause 25% or more of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         7. Purchase or sell commodities or commodity contracts, except that each Fund may enter into futures contracts and options on futures contracts in accordance with its respective prospectuses, subject to investment restriction 10 below.

         8. Enter into futures contracts or options thereon, except that a Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

         9. Make short sales of securities, or purchase securities on margin, except that a Fund may satisfy margin requirements with respect to futures transactions.

         10. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets. A Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks.

         Although not considered to be a fundamental policy, restriction 5 above will apply to each of the Funds of Global Funds as a whole. As to Delaware Global Equity Fund, although not considered to be a fundamental investment restriction, the Fund will invest no more than 5% of its respective assets in warrants.

INVESTMENTS

Foreign Securities
         Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Fund permit it to enter into forward foreign currency exchange contracts in order to hedge each Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Fund. Payment of such interest equalization tax, if imposed, would reduce a Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to a Fund by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts each Fund may make or enter into will be subject to the special currency rules described above.

Repurchase Agreements
         While each Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain Delaware Investments Funds jointly to invest cash balances. Each Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which Delaware International Advisers Ltd. (the "Manager"), under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of at least 102% of the repurchase price, including the portion representing a Fund's yield under such agreements which is monitored on a daily basis.

Portfolio Loan Transactions
         Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Global Funds from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of Global Funds know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Foreign Currency Transactions
         Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Each Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         A Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         A Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund will account for forward contracts by marking to market each day at daily exchange rates.

         When a Fund enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's assets denominated in such foreign currency, the Fund's Custodian Bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

         A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

         At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

         A Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by the Fund and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by a Fund will be covered, which means that the Fund will own the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund will be required to pay upon exercise of the put.

Depositary Receipts
         The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") that are actively traded in the United States. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. "Sponsored" ADRs, EDRs or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs, EDRs or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Portfolio's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Rule 144A Securities
         A Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.

         Investing in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager will continue to monitor the liquidity of that security to ensure that the Funds has no more than 10% of its net assets in illiquid securities.

Zero-Coupon Securities
         Each Fund may also invest in zero-coupon bonds. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero-coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Fund has qualified as a regulated investment company under the Code. Accordingly, during periods when a Fund receives no interest payments on its zero-coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

Interest Rate Swaps
         In order to attempt to protect Delaware Global Bond Fund's investments from interest rate fluctuations, the Fund may engage in interest rate swaps. The Fund intends to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the Fund with another party of their respective rights to receive interest, (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

         The Fund may enter into interest rate swaps on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these hedging transactions are entered into for non-speculative purposes and not for the purpose of leveraging the Fund's investments, the Managers and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian Bank. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap.

         The use of interest rate swaps by the Fund involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Investment Company Securities
         Any investments that a Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's limitations, the Fund may not
(1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. These percentage limitations also apply to the Fund's investments in unregistered investment companies.


Diversification
         While Delaware Global Bond Fund and Delaware Global Equity Fund each intend to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Code, none of these Funds will be diversified under the 1940 Act. Thus, while at least 50% of each such Fund's total assets will be represented by cash, cash items, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Fund's assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

Options
         Each Fund may purchase call options or purchase put options and will not engage in option strategies for speculative purposes.

         Each Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. The Funds will not, however, invest more than 10% of its assets in illiquid securities.

         Purchasing Call Options--Each Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets.

         When a Fund purchases a call option, in return for a premium paid by a Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund.

         Purchasing Put Options--Each Fund may invest up to 2% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Futures
         Each Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian Bank. Thereafter, a "variation margin" may be paid by a Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

         In addition, when a Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its Custodian Bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by a Fund with respect to such futures contracts.

         Each Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

         If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, a Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Options on Foreign Currencies
         Each Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian Bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its Custodian Bank.

         With respect to writing put options, at the time the put is written, a Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

         In order to comply with the securities laws of one state, a Fund will not write put or call options if the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold exceed 25% of the Fund's net assets. Should state laws change or Global Funds receive a waiver of their application for a Fund, the Funds reserve the right to increase this percentage.

Options on Stock Indices
         A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard and Poor's 500 (R) Composite Stock Price Index ("S&P 500") or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 Index ("S&P 100"). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.

         A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability effectively to hedge its securities. A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Concentration
         In applying the Funds' fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

SPECIAL RISK CONSIDERATIONS
        Foreign Securities Risks. Each Fund has the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

        In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with the United States' generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

        Further, a Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

        Emerging Markets Securities Risks. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Fund invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the Manager does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which a Fund may invest have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

        Foreign Government Securities Risks. With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

        As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

        Risks Related to Additional Investment Techniques. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

        It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

ACCOUNTING AND TAX ISSUES

         When a Fund writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund's assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a capital gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

Options on Certain Stock Indices
         Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked to market" for federal income tax purposes. Generally, 60% of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

Other Tax Requirements
         Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets. See Diversification under Investment Policies and Portfolio Techniques.

         In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

         (i) A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of that Fund's total assets, and, with respect to 50% of that Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of that Fund's total assets;

         (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years, and

         (iv) A Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Fund as a regulated investment company.

         The Code requires a Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to such
Fund) to shareholders by December 31 of each year in order to avoid federal excise taxes. The Funds intend as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require Delaware Global Bond Fund to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. Delaware Global Bond Fund will limit its activity in this regard in order to maintain its qualification as a regulated investment company.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--The Funds are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Fund:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Fund.

         If a Fund's Section 988 losses exceed a Fund's other investment company taxable income during a taxable year, a Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the new law, a Fund will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Funds may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by a Fund. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Fund); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by a Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by a Fund). If a Fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If a Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by a Fund. In this case, these taxes will be taken as a deduction by a Fund, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Fund to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by a Fund. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040.

         Investment in Passive Foreign Investment Company securities--The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by a Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Fund, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Fund's income available for distribution to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return and yield in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC or other CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                         n
                                 P (1 + T) = ERV

        Where:     P  =  a hypothetical initial purchase order of $1,000 from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                   T  =  average annual total return;

                   n  =  number of years;

                 ERV  =  redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. From time to time, each Fund may quote actual total return performance for its Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

         The average annual total return performance of each Fund through November 30, 2000 follows. The total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% (4.75% for Delaware Global Bond
Fund) paid on the purchase of shares. The total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at the end of the period. The total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at the end of the period and, therefore, does not reflect the deduction of a CDSC.

         Prior to July 21, 1998, Delaware Global Equity Fund was named Global Assets Fund and its investment focus changed from a mix of foreign and U.S. fixed income stocks and bonds to primarily foreign and U.S. stocks.

         Securities prices fluctuated during the periods covered and the past results should not be considered as representative of future performance.



                                               Average Annual Total Return(1)
----------------------------------------------------------------------------------------------------------------------------
                                                                           1 year         3 years         5 years
                                                                           ended          ended           ended      Life of
                                                                           11/30/00       11/30/00        11/30/00   Fund(4)
----------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund A Class (at NAV)                                  -5.83%         -1.40%          2.10%      4.77%
----------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund A Class (at Offer)                               -10.32%         -2.99%          1.11%      3.91%
----------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund B Class (including CDSC)                         -10.26%         -3.01%          1.05%      3.91%
----------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund B Class (excluding CDSC)                          -6.58%         -2.11%          1.36%      4.04%
----------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund C Class (including CDSC)                          -7.44%         -2.12%          1.36%      1.29%
----------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund C Class (excluding CDSC)                          -6.51%         -2.12%          1.36%      1.29%
----------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund Institutional Class                               -5.57%         -1.12%          2.38%      5.07%
--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware Global Equity Fund A Class (at NAV)                                -5.12%          2.13%          6.71%      9.15%
----------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund A Class (at Offer)(2)                          -10.60%          0.13%          5.45%      8.07%
----------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund B Class (including CDSC)(3)                    -10.33%          0.58%          5.64%      8.28%
----------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund B Class (excluding CDSC)                        -5.83%          1.41%          5.96%      8.39%
----------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund C Class (including CDSC)                        -6.75%          1.41%          5.97%      5.88%
----------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund C Class (excluding CDSC)                        -5.85%          1.41%          5.97%      5.88%
----------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund Institutional Class                              4.95%          2.42%          7.01%      9.47%
----------------------------------------------------------------------------------------------------------------------------

(1) The Manager voluntarily agreed to waive its management fee and pay expenses to limit total operating expenses to certain limits during certain periods shown. Without such waiver and payment performance would have been affected negatively. See Investment Management Agreement and Sub-Advisory Agreements for information about the expense caps.
(2) Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(3) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(4)  The Fund's commencement of operations were as follows:

     Delaware Global Bond Fund A Class                                  12/27/94
     Delaware Global Equity Fund A Class                                12/27/94
     Delaware Global Bond Fund B Class                                  12/27/94
     Delaware Global Equity Fund B Class                                12/27/94
     Delaware Global Bond Fund C Class                                  11/29/95
     Delaware Global Equity Fund C Class                                11/29/95
     Delaware Global Bond Fund Institutional Class                      12/27/94
     Delaware Global Equity Fund Institutional Class                    12/27/94

         Total return performance for a Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum front-end sales charge or CDSC paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in a Fund in the future.

         From time to time, each Fund may also quote its Classes' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Fund Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, MSCI Emerging Markets Free Latin America Index, the MSCI Europe Index or the Salomon Brothers World Government Bond Index.

           Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

           Delaware Global Bond Fund may also quote the current yield of each of its Classes in advertisements and investor communications.

         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula.

                                        a-b     6
                           YIELD = 2[( ---- + 1) - 1]
                                        cd


        Where:   a  =  dividends and interest earned during the period;

                 b  =  expenses accrued for the period (net of reimbursements);

                 c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends;

                 d  =  the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by Delaware Global Bond Fund. Yield assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. The yields of Delaware Global Bond Fund A Class, Delaware Global Bond Fund B Class, Delaware Global Bond Fund C Class and Delaware Global Bond Fund Institutional Class for the 30-day period ended November 30, 2000 were 4.93%, 4.52%, 4.54% and 5.47%, respectively, reflecting the voluntary waiver of fees and payment of expenses by the Manager. Actual yield may be affected by variations in sales charges on investments.

         Past performance, such as reflected in quoted yields, should not be considered as representative of the results which may be realized from an investment in a Fund in the future. Investors should note that the income earned and dividends paid by Delaware Global Bond Fund will vary with the fluctuation of interest rates and performance of the portfolio to the extent of a Fund's investments in debt securities. The net asset value of any Fund may change. Unlike money market funds, the Funds invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. A Fund's net asset value will tend to rise when interest rates fall. Conversely, a Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in a Fund will vary from day to day and investors should consider the volatility of a Fund's net asset value as well as its yield before making a decision to invest.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         Each Fund may also promote its Classes' yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Educational IRAs) and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         The following table presents examples, for purposes of illustration only, of cumulative total return performance for each Class of each Fund through November 30, 2000. The calculations assume the reinvestment of any realized securities profits, distributions and income dividends paid during the indicated periods. The performance also reflects maximum sales charges, if any, but not any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on purchases of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. The net asset value of a class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

                                                Cumulative Total Return(1)
--------------------------------------------------------------------------------------------------------------------------
                                        3 months    6 months    9 months    1 year     3 years     5 years
                                        ended       ended       ended       ended      ended       ended       Life of
                                        11/30/00    11/30/00    11/30/00    11/30/00   11/30/00    11/30/00    Fund(4)
--------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund A Class
(at NAV)                                    -0.86%      -1.91%      -3.36%     -5.83%      -4.15%      10.96%      31.81%
--------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund A Class (at
Offer)                                      -5.61%      -6.57%      -7.92%    -10.32%      -8.72%       5.69%      25.54%
--------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund B Class
(including CDSC)                            -5.03%      -6.24%      -7.78%     -6.58%      -6.20%       6.99%      26.49%
--------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund B Class
(excluding CDSC)                            -1.07%      -2.33%      -3.97%    -10.26%      -8.76%       5.35%      25.57%
--------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund
C Class (including CDSC)                    -2.07%      -3.22%      -4.84%     -6.51%      -6.23%       6.96%       6.62%
--------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund C Class
(excluding CDSC)                            -1.08%      -2.35%      -3.89%     -7.44%      -6.23%       6.96%       6.62%
--------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund A Class
(at NAV)                                    -3.47%      -2.21%       0.67%     -5.12%       6.53%      38.36%      68.08%
--------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund A Class
(at Offer)(2)                               -9.06%      -7.86%      -5.08%    -10.60%       0.39%      30.36%      58.42%
--------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund B Class
(including CDSC)(3)                         -8.47%      -7.42%      -4.92%    -10.33%       1.74%      31.57%      60.26%
--------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund B Class
(excluding CDSC)                            -3.65%      -2.55%       0.08%     -5.83%       4.23%      33.57%      61.26%
--------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund C Class
(including CDSC)                            -4.63%      -3.53%      -0.92%     -6.75%       4.29%      33.64%      33.08%
--------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund C Class
(excluding CDSC)                            -3.67%      -2.56%       0.09%     -5.85%       4.29%      33.64%      33.08%
--------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund
Institutional Class                         -3.46%      -2.12%       0.84%     -4.95%       7.43%      40.32%      71.02%
--------------------------------------------------------------------------------------------------------------------------

(1) The Manager voluntarily agreed to waive its management fee and pay expenses to limit total operating expenses to certain limits during certain periods shown. Without such waiver and payment performance would have been affected negatively. See Investment Management Agreement and Sub-Advisory Agreements for information about the expense caps.
(2) Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(3) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(4)  The Fund's commencement of operations were as follows:

     Delaware Global Bond Fund A Class                                  12/27/94
     Delaware Global Equity Fund A Class                                12/27/94
     Delaware Global Bond Fund B Class                                  12/27/94
     Delaware Global Equity Fund B Class                                12/27/94
     Delaware Global Bond Fund C Class                                  11/29/95
     Delaware Global Equity Fund C Class                                11/29/95
     Delaware Global Bond Fund Institutional Class                      12/27/94
     Delaware Global Equity Fund Institutional Class                    12/27/94

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for Global Funds and other Delaware Investments mutual funds, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor may also provide information that discusses the overriding investment philosophy of Delaware Management Company ("Delaware"), or Delaware Investment Advisers ("DIA"), both series of Delaware Management Business Trust, and the Manager, an affiliate of Delaware, and how that philosophy impacts Fund investment disciplines and strategies employed in seeking each Fund's objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of Delaware or DIA or the Manager, including the number of such clients serviced by Delaware, DIA and/or the Manager.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval - for example, monthly or quarterly - as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services - Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option - that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                        Number
                       Investment      Price Per      of Shares
                         Amount          Share        Purchased
          Month 1         $100           $10.00           10
          Month 2         $100           $12.50            8
          Month 3         $100            $5.00           20
          Month 4         $100           $10.00           10
          --------------------------------------------------------
                          $400           $37.50           48

Total Amount Invested: $400
Total Number of Shares Purchased: $48
Average Price Per Share: $9.38 ($37.50/4)
Average Cost Per Share: $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family of funds.

The Power of Compounding
          When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

          The Manager selects brokers or dealers to execute transactions on behalf of each Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The Sub-adviser performs this function with respect to transactions on behalf of Delaware Global Equity Fund for the purchase and sale of U.S. securities. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund involved pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager or the Sub-adviser as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund may pay a minimal share transaction cost when the transaction presents no difficulty.

         During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by were paid by the following Funds:

         -----------------------------------------------------------------------
                                                         November 30,
         -----------------------------------------------------------------------
                                                 2000         1999        1998
         -----------------------------------------------------------------------
         Delaware Global Equity Fund           $19,456      $14,977      $19,911
         -----------------------------------------------------------------------

         The Manager or the Sub-adviser may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager or the Sub-adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During their last fiscal year, portfolio transactions of the following Funds, in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

        ------------------------------------------------------------------------
                                                   Portfolio          Brokerage
                                                 Transactions        Commissions
                                                    Amounts            Amounts
        ------------------------------------------------------------------------
        Delaware Global Equity Fund               $1,562,570           $2,424
        ------------------------------------------------------------------------

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and each Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager or the Sub-adviser which constitute in some part brokerage and research services used by the Manager or the Sub-adviser in connection with its investment decision-making process and constitute in some part services used by the Manager or the Sub-adviser in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager or the Sub-adviser will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager or the Sub-adviser in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager or the Sub-adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives an allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager, the Sub-adviser and the Funds' Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD Conduct Rules, and subject to seeking best execution, a Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family of funds such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         A Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of its investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. In investing for capital appreciation, a Fund may hold securities for any period of time. Portfolio turnover will also be increased if a Fund writes a large number of call options which are subsequently exercised. To the extent a Fund realizes gains on securities held for less than twelve months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. Total brokerage costs generally increase with higher portfolio turnover rates.

         Under certain market conditions, a Fund may experience a rate of portfolio turnover which could exceed 100%. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         During the past two fiscal years, the portfolio turnover rates of the Funds were as follows:

         -----------------------------------------------------------------------
                                                                  2000      1999
         -----------------------------------------------------------------------
         Delaware Global Bond Fund                                 49%       90%
         -----------------------------------------------------------------------
         Delaware Global Equity Fund                               26%      100%
         -----------------------------------------------------------------------

PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Global Funds or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments Fund, the Manager or the Sub-adviser or any of their affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Global Funds will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares ($100,000 or more in the case of Delaware Global Bond Fund A Class), and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Global Funds reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules, relating to investment company sales charges. Global Funds and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75% (4.75% in the case of Delaware Global Bond Fund); however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Absent applicable fee waivers, Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares of Delaware Global Bond Fund are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares of the other Funds are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Absent applicable fee waivers, Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Absent applicable fee waivers, Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Global Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A Shares, Class B Shares and Class C Shares
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amount, of 12b-1 Plan expenses relating to Class A Shares, Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
         Purchases of $50,000 ($100,000 for the Delaware Global Bond Fund) or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments Funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments Funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments Funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments Fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.
         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% (4% in the case of Delaware Global Bond Fund) of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Global Funds has adopted a separate plan for each of the Class A Shares, the Class B Shares and the Class C Shares of a Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Classes of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer's agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, absent any applicable fee waiver, each Fund may make payments out of the assets of the Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under its Plans and a Fund's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of Class B Shares' and Class C Shares' average daily net assets for the year. Global Funds Board of Trustees may reduce these amounts at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Trustees of Global Funds including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Global Funds and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the non-interested trustees of Global Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Global Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for its review.

         The amount and purpose of 12b-1 plan payments from each Class were as follows for their last fiscal year.



------------------------------------------------------------------------------------------------------------------------------
                                                 Delaware Global Bond Fund                 Delaware Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------
                                            Class A       Class B       Class C       Class A       Class B        Class C
------------------------------------------------------------------------------------------------------------------------------
Advertising                                      -----         -----         -----         -----         -----          -----
------------------------------------------------------------------------------------------------------------------------------
Annual/Semi-Annual Reports                        $382         -----            $9           $18         -----          -----
------------------------------------------------------------------------------------------------------------------------------
Broker Trails                                   $7,011        $2,767        $3,203       $15,520       $11,113        $15,386
------------------------------------------------------------------------------------------------------------------------------
Broker Sales Charges                             -----        $2,603        $1,405         -----        $7,171         $3,572
------------------------------------------------------------------------------------------------------------------------------
Dealer Service Expenses                          -----         -----         -----         -----         -----          -----
------------------------------------------------------------------------------------------------------------------------------
Interest on Broker Sales Charges                 -----        $5,137            $1         -----       $23,977          -----
------------------------------------------------------------------------------------------------------------------------------
Commissions to Wholesalers                      $1,293          $409           $62        $3,721        $1,494           $671
------------------------------------------------------------------------------------------------------------------------------
Promotional-Broker Meetings                      -----         -----         -----         -----         -----          -----
------------------------------------------------------------------------------------------------------------------------------
Promotional-Other                                  $57         -----          $148           $11         -----          -----
------------------------------------------------------------------------------------------------------------------------------
Prospectus Printing                                $11         -----           $98           $10         -----          -----
------------------------------------------------------------------------------------------------------------------------------
Telephone                                        -----         -----         -----         -----         -----          -----
------------------------------------------------------------------------------------------------------------------------------
Wholesaler Expenses                              -----         -----          $184         -----           $32          -----
------------------------------------------------------------------------------------------------------------------------------
Other                                            -----         -----         -----         -----         -----          -----
------------------------------------------------------------------------------------------------------------------------------
Total                                           $8,754       $10,916        $5,110       $19,280       $43,787        $19,629
------------------------------------------------------------------------------------------------------------------------------

Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments Fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Purchases of Class A Shares may be made at net asset value by current and former officers, trustees and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member. Class A Shares may also be purchased at net asset value by current and former officers, trustees and employees (and members of their families) of the Dougherty Financial Group LLC.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. ("RFS") (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from, Retirement Financial Services, Inc. in writing that it has the requisite number of employees. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Global Funds must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments Funds ("eligible Delaware Investments Fund shares"), as well as shares of designated classes of non-Delaware Investments Funds ("eligible non-Delaware Investments Fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments Fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments Fund shares for other eligible Delaware Investments Fund shares or for eligible non-Delaware Investments Fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments Fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Investments Fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments Fund shares. When eligible Delaware Investments Fund shares are exchanged into eligible non-Delaware Investments Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Global Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments Funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments Funds (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments Fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments Funds which offer such classes (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares of Delaware International Equity Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.

         The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Delaware International Small Cap Fund and the Institutional Classes of each Fund are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments Fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each Fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments Funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments Funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                                     *     *     *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Global Funds for proper instructions.

MoneyLine(SM) On Demand
         You or your investment dealer may request purchases of Fund Class shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

Asset Planner
         To invest in Delaware Investments Funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments Funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments Funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
         An investment in the Funds may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $33,000 ($53,000 for taxpayers filing joint returns) for tax years beginning in 2001. A partial deduction is allowed for married couples with income between $53,000 and $63,000, and for single individuals with incomes between $33,000 and $43,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in
2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion was done prior to January 1, 1999, then the income from the conversion would have been included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

Group IRAs or Group Roth IRAs
         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of a Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax-filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated after receipt of the order by the Fund in which shares are being purchased or its agent. See Distribution and Service under Investment Management Agreement and Sub-Advisory Agreements. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in a Fund's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the Fund's portfolio, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, for securities for which market quotations are not readily available and other assets the Manager uses methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Global Funds' 12b-1 Plans and Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Fund will vary.


REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern Time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement and Sub-Advisory Agreements); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Global Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares of Delaware Global Bond Fund are subject to a CDSC of: (i) 4% if shares are redeemed during the first or second year after purchase (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares of the other Funds are subject to a CDSC of (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second year after purchase (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to each Fund at One Commerce Square, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares or Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.


Written Exchange
         You may also write to each Fund (at One Commerce Square, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wiring fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand
         You or your investment dealer may request redemptions of Fund Class shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans.

Timing Accounts
         Right to Refuse Timing Accounts - With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments Funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or
(iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

        Redemptions of Timing Accounts - Proceeds from redemptions requested by Timing Accounts will be paid only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

        Restrictions on Timed Exchanges - Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments Funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments Funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments Funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

          Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is Delaware Investments Funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for Delaware International Small Cap Fund or for the Institutional Class of each Fund. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares
         Purchased at Net Asset Value For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments Fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Waiver of Contingent Deferred Sales Charge - Class B Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

Waiver of Contingent Deferred Sales Charge - Class C Shares
         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DISTRIBUTIONS AND TAXES

         Delaware Global Bond Fund will normally declare and make payments from net investment income on a monthly basis. Delaware Global Equity Fund will normally declare and make payments from net investment income on an annual basis.

         Payments from net realized securities profits of a Fund, if any, will be distributed annually in the quarter following the close of the fiscal year.

         Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the U.S. Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

         Each class of shares of a Fund will share proportionately in the investment income and expenses of such Fund, except that, absent any applicable fee waiver, Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

          Under the Taxpayer Relief Act of 1997 (the "1997 Act"), as revised by the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act") and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories:

         Long-term capital gains": Gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holder are taxed at the 20% rate when distributed to shareholders (10% for individual investors in the 15% tax bracket.)

         "Short-term capital gains": Gains on securities sold by a Fund that do not meet the long-term holdings period are considered short term capital gains and are taxable as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

          Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

          All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

          If you redeem some or all of yours shares in a Fund, and then reinvest the sales proceeds in such Fund or in another Delaware Investments Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

         Because of each Fund's investment policy, it is expected that either none or only a nominal portion of a Fund's dividends will be eligible for the dividends-received deduction for corporations. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by a Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Under the 1997 Act, the amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

         Shareholders will be notified annually by Global Funds as to the federal income tax status of dividends and distributions paid by the Funds.

         In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. Because shareholders' state and local taxes may be different than the federal taxes described above, shareholders should consult their own tax advisers.

         See also Other Tax Requirements under Accounting and Tax Issues in this Part B.


INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

         Delaware International Advisers Ltd. ("Delaware International" or the "Manager"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to each Fund subject to the supervision and direction of Global Funds' Board of Trustees. Delaware International has entered into separate Sub-Advisory Agreements with Delaware Management Company ("Delaware Management") for Delaware Global Equity Fund. Delaware International is affiliated with Delaware Management.

         Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On November 30, 2000, Delaware Management, Delaware International and their affiliates within Delaware Investments were managing in the aggregate more than $41 billion in assets in the various institutional or separately managed (approximately $23,648,350,000) and investment company (approximately $17,429,790,000) accounts.

         The Investment Management Agreement for each Fund is dated November 23, 1999 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of Global Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Global Funds or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The compensation payable by each Fund to Delaware International or Delaware Management, as applicable, for investment management services is equal to as follows:

--------------------------------------------------------------------------------
Fund                                         Management Fee Schedule
                                      (as a percentage of daily net assets)
                                                   Annual Rate
--------------------------------------------------------------------------------
Delaware Global Bond Fund             0.75% on the first $500 million;
                                      0.70% on the next $500 million;
                                      0.65% on the next $1.5 billion; and
                                      0.60% on assets in excess of $2.5 billion.
--------------------------------------------------------------------------------
Delaware Global Equity Fund           0.85% on the first $500 million;
                                      0.80% on the next $500 million;
                                      0.75% on the next $1.5 billion; and
                                      0.70% on assets in excess of $2.5 billion.
--------------------------------------------------------------------------------

         Under the separate Sub-Advisory Agreement for Delaware Global Equity Fund, Delaware Management manages the Funds' investments in U.S. securities. For the services provided to Delaware International, Delaware International pays Delaware Management 25% of the fees paid to the Manager under the terms of the Investment Management Agreement.

         On November 30, 2000, the total net assets of the following Funds were:

         ----------------------------------------------------------------
         Delaware Global Bond Fund                  $11,022,865
         ----------------------------------------------------------------
         Delaware Global Equity Fund                $10,740,300
         ----------------------------------------------------------------

         Delaware International has elected to waive that portion, if any, of the annual management fees payable by a Fund and to pay a Fund's expenses to the extent necessary to ensure that the Total Operating Expenses for a Fund do not exceed the following percentages of average daily net assets (exclusive of applicable 12b-1 payments, taxes, interest, brokerage commissions and extraordinary expenses) through July 31, 2001.

         ----------------------------------------------------------------
         Delaware Global Bond Fund(1)               1.00%
         ----------------------------------------------------------------
         Delaware Global Equity Fund(2)             1.55%
         ----------------------------------------------------------------

(1) This expense cap is in place from December 1, 1998 through July 31, 2001. From the commencement of operations through November 30, 1998, Delaware International elected to voluntarily waive that portion, if any, of the annual management fees payable by Delaware Global Bond Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund's total operating expenses (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) did not exceed on an annualized basis 0.95% of average daily net assets.

(2) This expense cap is in place from June 1, 1998 through July 31, 2001. From the commencement of operations through May 31, 1998, Delaware International elected to voluntarily waive that portion, if any, of the annual management fees payable by Delaware Global Equity Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund's total operating expenses (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) did not exceed on an annualized basis 0.95% of average daily net assets.

         The expense waivers and/or payments will be reevaluated by the Manager periodically.

         Investment management fees incurred for the last three fiscal years with respect to each Fund were as follows:



         --------------------------------------------------------------------------------------------------------------
         Fund                                    November 30, 2000      November 30, 1999      November 30, 1998
         --------------------------------------------------------------------------------------------------------------
         Delaware Global Bond Fund                $108,999 earned        $144,725 earned        $137,275 earned
                                                  $24,484 paid           $97,982 paid           $74,025 paid
                                                  $84,515 waived         $46,743 waived         $63,250 waived
         --------------------------------------------------------------------------------------------------------------
         Delaware Global Equity Fund              $113,279 earned        $140,074 earned        $132,982 earned
                                                  $-0- paid              $58,740 paid           $55,228 paid
                                                  $113,279 waived        $81,334 waived         $77,754 waived
         --------------------------------------------------------------------------------------------------------------


         Delaware International and Delaware Management are controlled and indirectly, wholly owned by Delaware Management Holdings, Inc.

         Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Fund is responsible for all of its own expenses. Among others, these include each Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at One Commerce Square, serves as the national distributor of the shares of each Fund under separate agreements dated as of November 23, 1999.

         The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of its respective Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plan for each class.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at One Commerce Square, Philadelphia, PA 19103, serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under an agreement dated November 23, 1998. The Transfer Agent provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

OFFICERS AND TRUSTEES

         The business and affairs of Global Funds are managed under the direction of its Board of Trustees.

         Certain officers and trustees of Global Funds hold identical positions in each of the other funds in the Delaware Investments family. As of February 28, 2001, the officers and trustees of Global Funds, as a group, owned less than 1% of the outstanding shares of Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares of each Fund.

         As of February 28, 2001, management believes the following accounts held 5% or more of a Class of shares of a Fund:

---------------------------------------------------------------------------------------------------------------------------------
Class                          Name and Address of Account                                          Share Amount      Percentage
---------------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund      Katherine V Springer-Dudas Trustee                                     10,405.830           5.53%
Class A                        DTD 10-27-00
                               Katherine V Springer-Dudas Trustee
                               6915 Ravenscroft Drive
                               Saint Louis, MO  63123-1645
---------------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund      Merrill Lynch, Pierce, Fenner & Smith                                   5,950.870           8.24%
Class B                        For the Sole Benefit of its Customers SEC#97F13
                               Attn: Fund Administration
                               4800 Deer Lake Dr. East, 2nd Floor
                               Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
                               Dean Witter Reynolds Cust for                                           4,950.010           6.86%
                               Leroy F Kubel
                               P.O. Box 250 Church Street Station
                               New York, NY 10008-0250
---------------------------------------------------------------------------------------------------------------------------------
                               Donaldson Lufkin Jenrette                                               4,815.790           6.67%
                               Securities Corporation Inc.
                               P.O. Box 2052
                               Jersey City, NJ 07303-2052
---------------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund      Salomon Smith Barney Inc                                               10,687.600          34.66%
Class C                        00153B02132
                               333 West 34th Street
                               New York, New York  10001
---------------------------------------------------------------------------------------------------------------------------------
                               Donaldson Lufkin Jenrette                                               3,827.770          12.21%
                               Securities Corporation Inc.
                               P.O. Box 2052
                               Jersey City, NJ 07303-2052
---------------------------------------------------------------------------------------------------------------------------------
                               Prudential Securities Inc. FBO                                          3,136.160          10.00%
                               Mrs. Dorothy E Price Sawyer TTEE
                               FBO Dorothy E Price Sawyer
                               Family Trust UA DTD  09/17/92
                               Las Vegas,  NV  89134
---------------------------------------------------------------------------------------------------------------------------------
                               Miller Johnson & Kuehn Inc  FBO                                         2,498.280           7.96%
                               Guarantee & Trust Co Trustee
                               5500 Wayazata Blvd Suite 800
                               Minneapolis, MN
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Class                          Name and Address of Account                                          Share Amount      Percentage
---------------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund      NFSC FEBO # BQD-985740                                                  2,123.510           6.77%
Class C                        NFSC/FMTC  IRA  RollOver
                               FBO John J Carroll
                               14 Raymond Lane
                               East Norwalk,  CT   06855-2805
---------------------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund      Lincoln National Life Insurance Co.                                   770,528.970          84.99%
Institutional Class            Attn: Karen Gerke 4C01
                               1300 S. Clinton St.
                               Fort Wayne, IN 46802-3518
---------------------------------------------------------------------------------------------------------------------------------
                               RS DMC Employee Profit Sharing Plan                                   112,960.630          12.46%
                               Delaware Management Company
                               Employee Profit Sharing Trust
                               c/o Rick Seidel
                               1818 Market St.
                               Philadelphia, PA 19103-3682
---------------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund    Merrill Lynch, Pierce, Fenner & Smith                                  66,151.400          19.89%
Class B                        For the Sole Benefit of its Customers SEC#97F14
                               Attn: Fund Administration
                               4800 Deer Lake Dr. East, 2nd Floor
                               Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund    Merrill Lynch, Pierce, Fenner & Smith                                  36,668.060          33.67%
Class C                        For the Sole Benefit of its Customers SEC#97H00
                               Attn: Fund Administration
                               4800 Deer Lake Dr. East, 2nd Floor
                               Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund    RS DMC Employee Profit Sharing Plan                                    46,417.160          75.80%
Institutional Class            Delaware Management Company
                               Employee Profit Sharing Trust
                               c/o Rick Seidel
                               1818 Market St
                               Philadelphia, PA 19103-3682
---------------------------------------------------------------------------------------------------------------------------------
                               Aloha Air Fl Att                                                        3,862.600           6.30%
                               Attn: Candace Tawara
                               371 Aokea Place
                               Honolulu International Airport
                               Honolulu, HI 96820
---------------------------------------------------------------------------------------------------------------------------------
                               Aloha Airline 401K Plan                                                 3,403.190           5.55%
                               Attn: Pat Pedro
                               99 Kapalulu Place
                               Honolulu, HI 96819
---------------------------------------------------------------------------------------------------------------------------------
                               Aloha IAM Clerks                                                        3,127.290           5.10%
                               Attn: Candace Tawara
                               371 Aokea Place
                               Honolulu International Airport
                               Honolulu, HI 96820
---------------------------------------------------------------------------------------------------------------------------------

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc., Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware Management Business Trust), Vantage Investment Advisers (a series of Delaware Management Business Trsut) and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters currently located in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of Global Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is One Commerce Square, Philadelphia, PA 19103.



------------------------------------------------------------------------------------------------------------------------------
Trustee/Officer                               Business Experience
------------------------------------------------------------------------------------------------------------------------------
*Charles E. Haldeman (52)                     Chairman and Trustee/Director of Equity Funds V and each of the 24 other investment companies in the Delaware Investments family

                                              Chief Executive Officer of Delaware Management Company (a series of Delaware
                                              Management Business Trust) and Vantage Investment Advisers (a series of
                                              Delaware Management Business Trust)

                                              President, Chief Executive Officer and Director of Delaware Management
                                              Holdings, Inc. and Lincoln National Investment Companies, Inc.

                                              President and Chief Executive Officer of Delaware Lincoln Cash Management (a
                                              series of Delaware Management Business Trust) and Delaware Lincoln Investment
                                              Adviser (a series of Delaware Management Business Trust

                                              Chief Executive Officer and Director of DMH Corp., Delvoy, Inc., Delaware
                                              Management Company, Inc. and Delaware International Holdings Ltd.

                                              Chief Executive Officer and Trustee of Delaware Management Business Trust

                                              Director of Delaware Service Company, Inc., Delaware Capital Management,
                                              Inc., Retirement Financial Services, Inc. and Delaware Distributors, Inc.

                                              Chairman and Director of Delaware International Advisers Ltd.

                                              Chief Executive Officer of Delaware General Management, Inc.

                                              Before joining Delaware Investments in 2000, Mr. Haldeman was President,
                                              Chief Operating Officer and Director at United Asset Management from March
                                              1998 to January 2000. Prior to that, Mr. Haldeman was Director and Partner for Cooke and Bieler, Inc. from June 1974 to March 1998.
------------------------------------------------------------------------------------------------------------------------------

----------------------
*Trustee affiliated with Global and International Funds' investment manager and considered an "interested person" as defined in the 1940 Act.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Trustee/Officer                              Business Experience
------------------------------------------------------------------------------------------------------------------------------
*David K. Downes (61)                        President, Chief Executive Officer, Chief Financial Officer and
                                             Trustee/Director of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family

                                             President and Director of Delaware Management Company, Inc.

                                             President of Delaware Management Company (a series of Delaware Management
                                             Business Trust)

                                             President, Chief Executive Officer and Director of Delaware Capital
                                             Management, Inc.

                                             Chairman, President, Chief Executive Officer and Director of Delaware Service
                                             Company, Inc., Delaware Management Trust Company and Retirement Financial
                                             Services, Inc.

                                             President, Chief Operating Officer, Chief Financial Officer and Director of
                                             Delaware International Holdings Ltd.

                                             President, Chief Operating Officer and Director of Delaware General
                                             Management, Inc.

                                             President and Chief Operating Officer of Delaware Lincoln Cash Management (a
                                             series of Delaware Management Business Trust)

                                             Executive Vice President, Chief Operating Officer and Chief Financial Officer
                                             of Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                             Distributors, L.P., Delaware Investment Advisers (a series of Delaware
                                             Management Business Trust), Delaware Lincoln Investment Adviser (a series of
                                             Delaware Management Business Trust) and Vantage Investment Advisers (a series of Delaware Management Business Trust)

                                             Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                             Trustee of Delaware Management Business Trust

                                             Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                             Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc.,
                                             Delvoy, Inc and Lincoln National Investment Companies, Inc.

                                             Director of Delaware International Advisers Ltd.

                                             During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.
------------------------------------------------------------------------------------------------------------------------------

----------------------
*Trustee affiliated with Global and International Funds' investment manager and considered an "interested person" as defined in the 1940 Act.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Trustee                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------
Walter P. Babich (73)                       Trustee/Director of Global and International Funds and each of the other 32 investment companies in the Delaware Investments family

                                            460 North Gulph Road, King of Prussia, PA 19406

                                            Board Chairman, Citadel Constructors, Inc.

                                            From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to
                                            1991, he was a partner of I&L Investors.
------------------------------------------------------------------------------------------------------------------------------
John H. Durham (63)                         Trustee/Director of Global and International Funds and other 32 investment companies in the Delaware Investments family

                                            P.O. Box 819, Gwynedd Valley, PA 19437

                                            Private Investor

                                            Mr. Durham served as Chairman of the Board of each fund in the Delaware
                                            Investments family from 1986 to 1991; President of each fund from 1977 to 1990;
                                            and Chief Executive Officer of each fund from 1984 to 1990.  Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware Management Company,
                                            Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham
                                            served as a director and in various executive capacities at different times. He was also a Partner of Complete Care Services from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------
John A Fry (40)                             Trustee/Director of Global and International Funds and each of the other 24 investment companies in the Delaware Investment family

                                            3451 Walnut Street, 721 Franklin Building, Philadelphia, PA 19104

                                            Executive Vice President, University of Pennsylvania

                                            From 1991 to 1995, Mr. Fry was Partner-in-Charge, National Higher Education
                                            Consulting of Coopers & Lybrand and from 1984-1991, Mr. Fry held Consultant and
                                            Manager positions with KPMG Peat Marwick, ending with Senior Manager from 1989 to 1991.
------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr (62)                       Trustee/Director of Global and International Funds and each of the other 32 investment companies in the Delaware Investments family.

                                            500 Fifth Avenue, New York, NY 10110

                                            Founder and Managing Director, Anthony Knerr & Associates

                                            From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer
                                            of Columbia University, New York.  From 1987 to 1989, he was also a lecturer in
                                            English at the University.  In addition, Mr. Knerr was Chairman of The
                                            Publishing Group, Inc., New York, from 1988 to 1990.  Mr. Knerr founded The
                                            Publishing Group, Inc. in 1988.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Trustee                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven (60)                           Trustee/Director of Global and International Funds and each of the other 32 investment companies in the Delaware Investments family.

                                            785 Park Avenue, New York, NY 10021

                                            Retired Treasurer, National Gallery of Art

                                            From 1994 to 1999, Mr. Leven was the Treasurer of the National Gallery of Art
                                            and from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National Gallery of
                                            Art. In addition, from 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal
                                            Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.
------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison (64)                      Trustee/Director of Global and International Funds and each of the other 32 investment companies in the Delaware Investments family

                                            200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                            President and Chief Executive Officer, MLM Partners, Inc.

                                            Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc.
                                            since 1996.  From February to September 1994, Mr. Madison served as Vice
                                            Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and
                                            from 1988 to 1993, he was President of U.S. WEST Communications--Markets.
------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans (52)                       Trustee/Director of Global and International Funds and each of the other 32 other investment companies in the Delaware Investments family.

                                            Building 220-13W-37, St. Paul, MN 55144

                                            Vice President and Treasurer, 3M Corporation.

                                            From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets
                                            for the 3M Corporation; Manager of Benefit Fund Investments for the 3M
                                            Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation,
                                            1983-1985; Consultant--Investment Technology Group of Chase Econometrics,
                                            1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal
                                            Reserve Bank of Chicago, 1970-1974.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------
William E. Dodge (51)                       Executive Vice President and Chief Investment Officer, Equity of Equity Funds V
                                            and each of the other 32 investment companies in the Delaware Investments family,
                                            Delaware Management Holdings, Inc., Delaware Management Company (a series of
                                            Delaware Management Business Trust) and Lincoln National Investment Companies,
                                            Inc.

                                            Executive Vice President of Delaware Management Business Trust and Delaware
                                            Capital Management, Inc.

                                            President and Chief Investment Officer, Equity of Delaware Investment Advisers (a
                                            series of Delaware Management Business Trust)

                                            President of Vantage Investment Advisers (a series of Delaware Management
                                            Business Trust)

                                            Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director
                                            of Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates.
------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll (37)                       Executive Vice President/Head of Fixed-Income of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                            Management Holdings, Inc., Delaware Management Company (a series of Delaware
                                            Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                            Management Business Trust), Delaware Lincoln Investment Adviser (a series of
                                            Delaware Management Business Trust) and Lincoln National Investment Companies,
                                            Inc.

                                            Executive Vice President of Delaware Management Business Trust, Delaware Capital
                                            Management, Inc. and Delaware Lincoln Cash Management (a series of Delaware
                                            Management Business Trust)

                                            Before joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice
                                            President, Director of Fixed Income Process at Conseco Capital Management from
                                            June 1998 to August 2000. Prior to that, he was Managing Director for
                                            NationsBanc Capital Markets from 1996 to 1998, Vice President of Goldman Sachs from 1991-1995 and Assistant Vice President of Conseco Capital Management from
                                            1989 to 1990.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery (43)                    Executive Vice President and General Counsel of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family

                                            Executive Vice President, General Counsel and Chief Administrative Officer of
                                            Delaware Management Company (a series of Delaware Management Business Trust),
                                            Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of
                                            Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a
                                            series of Delaware Management Business Trust), Lincoln National Investment
                                            Companies, Inc. and Vantage Investment Advisers (a series of Delaware Management
                                            Business Trust)

                                            Executive Vice President and General Counsel of Founders CBO Corporation

                                            Executive Vice President and General Counsel and Director of Delaware
                                            International Holdings Ltd. and Founders Holdings, Inc.

                                            Executive Vice President, General Counsel, Chief Administrative Officer and
                                            Trustee of Delaware Management Business Trust

                                            Executive Vice President, General Counsel, Chief Administrative Officer and
                                            Director of Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                            Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                            Services, Inc., Delaware Management Trust Company and Delaware General
                                            Management, Inc.

                                            President, Chief Executive Officer and Director of Delaware Distributors, Inc.

                                            President and Chief Executive Officer of Delaware Distributors, L.P.

                                            Director of Delaware International Advisers Ltd.

                                            Director of HYPPCO Finance Company Ltd.

                                            During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.
------------------------------------------------------------------------------------------------------------------------------
                                            Richelle S. Maestro (43) Senior Vice President, Deputy General Counsel and
                                            Secretary of Equity Funds V and each of the other 32 investment companies in the
                                            Delaware Investments family, Delaware Management Company (a series of Delaware
                                            Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                            Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business
                                            Trust, Delaware Investment Advisers (a series of Delaware Management Business
                                            Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                            Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware
                                            General Management, Inc., Delaware International Holdings Ltd., Founders
                                            Holdings, Inc., Delaware Lincoln Cash Management (a series of Delaware Management
                                            Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware
                                            Management Business Trust), Lincoln National Investment Companies, Inc. and
                                            Vantage Investment Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President, General Counsel and Secretary of Delaware Distributors,
                                            L.P. and Delaware Distributors, Inc.

                                            Secretary of Founders CBO Corporation

                                            During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings (51)                     Senior Vice President and Corporate Controller of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family and Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President, Treasurer and Corporate Controller of Delaware Management
                                            Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                            Management Company (a series of Delaware Management Business Trust), Delaware
                                            Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc.,
                                            Delaware Capital Management, Inc., Delaware International Holdings Ltd., Delvoy,
                                            Inc., Founders Holdings, Inc., Delaware General Management, Inc., Delaware
                                            Management Business Trust, Delaware Lincoln Cash Management (a series of
                                            Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a
                                            series of Delaware Management Business Trust), Lincoln National Investment
                                            Companies, Inc. and Vantage Investment Advisers (a series of Delaware Management
                                            Business Trust)

                                            Executive Vice President and Chief Financial Officer of Retirement Financial
                                            Services, Inc.

                                            Executive Vice President, Chief Financial Officer, Treasurer and Director of
                                            Delaware Management Trust Company

                                            Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                            During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Officer                                     Business Experience
------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof (38)                      Senior Vice President and Treasurer of Equity Funds V and each of the other 32 investment companies in the Delaware Investments family

                                            Senior Vice President/Investment Accounting of Delaware Service Company, Inc.,
                                            Delaware Capital Management, Inc., Delaware Distributors, L.P., Delaware
                                            Management Company (a series of Delaware Management Business Trust), Founders
                                            Holdings, Inc., Delaware Lincoln Investment Adviser (a series of Delaware
                                            Management Business Trust) and Vantage Investment Advisers (a series of Delaware
                                            Management Business Trust)

                                            Senior Vice President/Investment Accounting and Treasurer of Delaware Investment
                                            Advisers (a series of Delaware Management Business Trust)

                                            Senior Vice President/Manager of Investment Accounting of Delaware International
                                            Holdings Ltd.

                                            Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                            Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for
                                            Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First
                                            Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant
                                            Vice President for Equitable Capital Management Corporation, New York, NY from
                                            1987 to 1993.
------------------------------------------------------------------------------------------------------------------------------
Robert L. Arnold (37)                       Vice President/Senior Portfolio Manager of Global and International Funds and
                                            each of the other 32 investment companies in the Delaware Investments family,
                                            Delaware Management Company (a series of Delaware Management Business Trust),
                                            Delaware Investment Advisers (a series of Delaware Management Business Trust)
                                            and Delaware Capital Management, Inc.

                                            During the past five years, Mr. Arnold has served in various capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------
Elizabeth A. Desmond ()                     Senior Portfolio Manager/Regional Research Director and Director of Delaware
                                            International Advisers Ltd.

                                            During the past five years, Ms. Desmond has served in various capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------
Christopher A. Moth ()                      Senior Portfolio Manager/Director of Investment Strategy and Director of
                                            Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------
David G. Tilles ()                          Managing Director/Chief Investment Officer and Director of Delaware
                                            International Advisers Ltd.

                                            Executive Vice President of Delaware International Holdings Ltd.
------------------------------------------------------------------------------------------------------------------------------

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Global Funds and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a director or trustee for their respective fiscal years and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of November 30, 2000. Only the independent trustees of the Fund receive compensation from the Fund.

------------------------------------------------------------------------------------------------------------------------------
                                                             Pension or
                                                             Retirement
                                                              Benefits                                         Total
                                                              Accrued                Estimated             Compensation
                                      Aggregate              as Part of                Annual                   from
                                    Compensation               Global                 Benefits                Delaware
                                    from Global                Funds                    Upon                Investments
Name                                   Funds                  Expenses              Retirement(1)           Companies(2)
------------------------------------------------------------------------------------------------------------------------------
Walter P. Babich                       $1,508                   none                  $38,000                 $78,145
------------------------------------------------------------------------------------------------------------------------------
John H. Durham                         $1,402                   none                  $38,000                 $65,000
------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                       $1,486                   none                  $38,000                 $74,271
------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                           $1,415                   none                  $38,000                 $72,645
------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                      $1,393                   none                  $38,000                 $71,146
------------------------------------------------------------------------------------------------------------------------------
Charles E. Peck(3)                     $1,485                   none                  $38,000                 $74,145
------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                       $1,311                   none                  $38,000                 $66,145
------------------------------------------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of November 30, 2000, he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent trustee/director receives a total annual retainer fee of $50,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. Members of the audit committee receive additional compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investment Funds receives an additional retainer of $8,000 from all investment companies.
(3) Mr. Peck retired from the Board of Trustees of Global and International Funds and each of the other 32 investment companies in the Delaware Investments family on December 31, 2000.

GENERAL INFORMATION

         Global Funds, Inc. is an open-end management investment company. Global Funds, Inc. was organized as a Maryland corporation on May 30, 1991 and reorganized as a Delaware business trust on November 23, 1999.

          Delaware International and Delaware Management, the investment managers to the Funds, also provide investment management services to certain of the other funds in the Delaware Investments family. An affiliate of each Manager also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         Delaware or Delaware International also manages the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion(SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See Delaware Group Premium Fund in Appendix B.

         Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware Management, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions by certain covered persons in certain securities may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for each of the Funds and for the other mutual funds in the Delaware Investments family. The Distributor ("DDLP") received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:


         -----------------------------------------------------------------------
          Delaware Global Bond Fund
               Class A Shares
         -----------------------------------------------------------------------
                                 Total
         Fiscal                Amount of      Amounts Reallowed        Net
         Year                Underwriting        to Dealers         Commission
         Ended                Commissions                          to DDLP/DDI
         -----------------------------------------------------------------------
         11/30/00                $5,605             $4,745              $860
         -----------------------------------------------------------------------
         11/30/99                12,006             10,047             1,959
         -----------------------------------------------------------------------
         11/30/98                14,425             11,667             2,758
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         Delaware Global Equity Fund
               Class A Shares
         -----------------------------------------------------------------------
                                 Total
         Fiscal                Amount of      Amounts Reallowed        Net
         Year                Underwriting        to Dealers         Commission
         Ended                Commissions                          to DDLP/DDI
         -----------------------------------------------------------------------
         11/30/00               $29,587            $26,136            $3,451
         -----------------------------------------------------------------------
         11/30/99                44,008              5,166            38,842
         -----------------------------------------------------------------------
         11/30/98                42,465             35,927             6,538
         -----------------------------------------------------------------------

         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

         -----------------------------------------------------------------------
                                                Limited CDSC Payments
         -----------------------------------------------------------------------
         Fiscal                  Delaware Global Bond     Delaware Global Equity
         Year                            Fund                      Fund
         Ended                         A Class                   A Class
         -----------------------------------------------------------------------
         11/30/00                        none                      $745
         -----------------------------------------------------------------------
         11/30/99                        none                      none
         -----------------------------------------------------------------------
         11/30/98                        none                      none
         -----------------------------------------------------------------------

         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:

         -----------------------------------------------------------------------
                                     CDSC Payments
         -----------------------------------------------------------------------
         Fiscal                 Delaware Global Bond     Delaware Global Equity
         Year                           Fund                      Fund
         Ended                         B Class                  B Class
         -----------------------------------------------------------------------
         11/30/00                      $7,615                   $28,208
         -----------------------------------------------------------------------
         11/30/99                       9,831                    17,084
         -----------------------------------------------------------------------
         11/30/98                       7,957                     8,550
         -----------------------------------------------------------------------

         The Distributor received in the aggregate CDSC payments with respect to Class C Shares of each Fund as follows:

         -----------------------------------------------------------------------
                                            CDSC Payments
         -----------------------------------------------------------------------
         Fiscal                  Delaware Global Bond     Delaware Global Equity
         Year                            Fund                      Fund
         Ended                         C Class                   C Class
         -----------------------------------------------------------------------
         11/30/00                         $96                     $1,165
         -----------------------------------------------------------------------
         11/30/99                         623                      1,015
         -----------------------------------------------------------------------
         11/30/98                         298                      1,011
         -----------------------------------------------------------------------

         The Transfer Agent, an affiliate of the Managers, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 for each Fund plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and the related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting servicxes. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Delaware and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Global Funds' advisory relationship with Delaware International and Delaware or its distribution relationship with the Distributor, Delaware and its affiliates could cause Global Funds to delete the words "Delaware Group" from Global Funds' name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of each Fund's securities and cash. As custodian for the Fund, Chase maintains a separate account or accounts for each Fund; receives, holds and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities.

Capitalization
         Global Funds has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each of their respective Classes. Each Fund currently offers four classes of shares.

         While shares of Global Funds have equal voting rights, except as noted below, on matters affecting the Funds, each Fund would vote separately on any matter it is directly affected by, such as any change in its fundamental investment policies and as otherwise prescribed by the 1940 Act. Shares of each Fund have a priority in that Fund's assets, and in gains on and income from the portfolio of that Fund. All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Each Class of each Fund represents a proportionate interest in the assets of such Fund and has the same voting and other rights and preferences as the other classes of that Fund, except that shares of a Fund's Institutional Class may not vote on any matter affecting the Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a Fund may vote on any proposal to increase materially the fees to be paid by a Fund under the 12b-1 Plan relating to its Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the respective classes according to asset size, except that expenses of the 12b-1 Plans of each Fund's Class A Shares, Class B Shares and Class C Shares will be allocated solely to those Classes.

         Prior to July 21, 1998, Delaware Global Equity Fund and its respective classes were known as Global Assets Fund.

         Effective as of August 16, 1999, the names of the Funds changed as follows. Corresponding changes were also made to each of the Funds' Classes.

         -----------------------------------------------------------------------
         Old name                                 New name as of August 16, 1999
         -----------------------------------------------------------------------
         Global Bond Fund                            Delaware Global Bond Fund
         -----------------------------------------------------------------------
         Global Equity Fund                          Delaware Global Equity Fund
         -----------------------------------------------------------------------

         As of November 23, 1999, Delaware Group Global & International Funds, Inc. changed its name to Delaware Group Global & International Funds.

         All shares have noncumulative voting rights which means that the holders of more than 50% of Global Funds' shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

EURO
         Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its previous currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. In addition, full implementation of the Euro will extend over a period of several years. Initial implementation of the Euro occurred on January 1, 1999 without disruption of services provided to each Fund. Each Fund's service providers cooperated over the implementation weekend and following weeks to reconcile their records and procedures. Going forward, if a Fund is invested in securities of participating countries or countries that elect to participate at a later date, it could be adversely affected if the computer systems used by its applicable service providers are not properly prepared to handle the implementation of this single currency through completion of the process or the adoption of the Euro by additional countries in the future.

FINANCIAL STATEMENTS
         Ernst & Young LLP serves as the independent auditors for Delaware Group Global & International Funds and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, for the fiscal year ended November 30, 2000 are included in each Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--DESCRIPTION OF RATINGS

         The Fund has the ability to invest up to 10% of its net assets in high yield, high risk fixed-income securities. The following paragraphs contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.

General Rating Information



---------------------------------------------------------------------------------------------------------------------------
Moody's Investors Service - Bond      Aaa         Bonds which are rated Aaa are judged to be of the best quality. They
Ratings                                           carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
---------------------------------------------------------------------------------------------------------------------------
                                      Aa          Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger than in Aaa securities.
---------------------------------------------------------------------------------------------------------------------------
                                      A           Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
---------------------------------------------------------------------------------------------------------------------------
                                      Baa         Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
---------------------------------------------------------------------------------------------------------------------------
                                      Ba          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
                                                  Uncertainty of position characterizes bonds in this class.
---------------------------------------------------------------------------------------------------------------------------
                                      B           Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                      Caa         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
---------------------------------------------------------------------------------------------------------------------------
                                      Ca          Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
---------------------------------------------------------------------------------------------------------------------------
                                      C           Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
---------------------------------------------------------------------------------------------------------------------------
Short-Term Debt Ratings
         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year.
---------------------------------------------------------------------------------------------------------------------------
P-1          Issuers rated "PRIME-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short-term debt obligations.
---------------------------------------------------------------------------------------------------------------------------
P-2          Issuers rated "PRIME-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
---------------------------------------------------------------------------------------------------------------------------
P-3          Issuers rated "PRIME-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.
---------------------------------------------------------------------------------------------------------------------------
Municipal Note Ratings
         Issuers or the features associated with Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.
---------------------------------------------------------------------------------------------------------------------------
MIG 1/VMIG 1                         This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
---------------------------------------------------------------------------------------------------------------------------
MIG 2/VMIG 2                         This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
---------------------------------------------------------------------------------------------------------------------------
MIG 3/VMIG 3                         This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
---------------------------------------------------------------------------------------------------------------------------
MIG 4/VMIG 4                         This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
------------------------------------ --------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
S&P's -                               AAA          Debt rated AAA has the highest rating assigned by S&P to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.
---------------------------------------------------------------------------------------------------------------------------
                                      AA           Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
---------------------------------------------------------------------------------------------------------------------------
                                      A            Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
---------------------------------------------------------------------------------------------------------------------------
                                      BBB          Debt rated BBB is regarded as having an adequate capacity to pay interest an repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
---------------------------------------------------------------------------------------------------------------------------
                                      BB, B, CCC   Debt rated BB, B, CCC or CC is regarded, on balance, as predominately and CC speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
---------------------------------------------------------------------------------------------------------------------------
                                      C            This rating is reserved for income bonds on which no interest is being paid.
---------------------------------------------------------------------------------------------------------------------------
                                      D            Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.
---------------------------------------------------------------------------------------------------------------------------
Commercial Paper Ratings
         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
---------------------------------------------------------------------------------------------------------------------------
A-1           The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A plus (+) designation is applied only to those issues rated A-1 which possess an overwhelming degree of safety.
---------------------------------------------------------------------------------------------------------------------------
A-2           Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safely is not as high as for issues designated A-1.

---------------------------------------------------------------------------------------------------------------------------
A-3           Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Municipal Note Ratings
         An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in
3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).
---------------------------------------------------------------------------------------------------------------------------
SP-1          Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
---------------------------------------------------------------------------------------------------------------------------
SP-2          Satisfactory capacity to pay principal and interest.
---------------------------------------------------------------------------------------------------------------------------
SP-3          Speculative capacity to pay principal and interest.
---------------------------------------------------------------------------------------------------------------------------

APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY

         Following is a summary of the investment objectives of the funds in the Delaware Investments family:

Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

         Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements. Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors.

         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

         Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Devon Series seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time. Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Growth and Income Series seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Technology and Innovation Series seeks to provide long-term capital growth. The Series invest primarily in stocks that the manager believes will benefit from technological advances and improvements. Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

         Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital. Delaware Montana Municipal Bond Fund seeks as high a level of current income exempt from federal income tax and from the Montana personal income tax, as is consistent with preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus

                                     PART C

                                Other Information

Item 23. Exhibits

         (a)      Agreement and Declaration of Trust.

                  (1)      Agreement and Declaration of Trust (December 17,
                           1998) incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

                  (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

         (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

         (c)      Copies of All Instruments Defining the Rights of Holders.

                  (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

                  (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

         (d)      Investment Management Agreements.

                  (1) Executed Investment Management Agreement (November 23, 1999) between Delaware International Advisers Ltd. and the Registrant on behalf of each Fund attached as Exhibit.

                  (2) Executed Sub-Advisory Agreement (November 23, 1999) between Delaware International Advisers Ltd. and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of the Delaware Global Equity Fund attached as Exhibit.

         (e)      (1)      Distribution Agreements.

                           (i)     Form of Distribution Agreement (April 3,
                                   1995) between Delaware Distributors, L.P. and the Registrant on behalf of Global Bond Fund and International Equity Fund incorporated into this filing by reference to Post-Effective Amendment No. 19 filed October 2, 1998.

                           (ii) Form of Amendment No.1 to Distribution Agreement (November 29, 1995) on behalf of the Global Bond Fund and International Equity Fund incorporated into this filing by reference to Post-Effective Amendment No. 19 filed October 2, 1998.

                           (iii)   Executed Distribution Agreement (July 21,
                                   1997) between Delaware Distributors, L.P. and the Registrant on behalf of International Small Cap Fund incorporated into this filing by reference to Post-Effective Amendment No. 19 filed October 2, 1998

                           (iv)    Executed Distribution Agreement (July 21,
                                   1997) between Delaware Distributors, L.P. and the Registrant on behalf of Global Equity Fund attached as Exhibit.

                           (v)     Executed Adoption Agreement (November 23,
                                   1999) relating to Distribution Agreements between Delaware Distributors, L.P. and the Registrant attached as Exhibit.

                           (vi) Form of Financial Intermediary Distribution Agreement (January 1, 2001) between Lincoln Financial Distributors, Inc. and Delaware Distributors, L. P. on behalf of the Registrant attached as Exhibit.

                  (2) Administration and Service Agreement. Form of Administration and Service Agreement (Module) (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 10 filed November 27, 1995.

                  (3)      Dealer's Agreement. Dealer's Agreement attached as
                           Exhibit.

                  (4) Mutual Fund Agreement. Form of Mutual Fund Agreement for the Delaware Group of Funds (Module) (November
                           1995) incorporated into this filing by reference to Post-Effective Amendment No. 11 filed January 31, 1996.

         (f)      Inapplicable.

         (g)      Custodian Agreements.

                  (1) Executed Custodian Agreement (Module) (May 1, 1996) between The Chase Manhattan Bank and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 27, 1996.

                           (i) Executed Letter (July 21, 1997) to add International Small Cap Fund and Global Equity Fund to the Custodian Agreement between The Chase Manhattan Bank and the Registrant attached as Exhibit.

                           (ii) Executed Amendment to Custodian Agreement (November 20, 1997) between The Chase Manhattan Bank and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 18 filed February 4, 1998.

                  (2)      Executed Securities Lending Agreement (December 22,
                           1998) between The Chase Manhattan Bank and the Registrant on behalf of each Fund attached as Exhibit.

         (h)      Other Material Contracts.

                  (1)      Executed Shareholders Services Agreement (October 25,
                           1991) between Delaware Service Company, Inc. and the Registrant on behalf of International Equity Fund incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 27, 1996.

                  (2)      Executed Shareholders Services Agreement (October 25,
                           1991) between Delaware Service Company, Inc. and the Registrant on behalf of Global Equity Fund incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 27, 1996.

                  (3)      Executed Shareholders Services Agreement (October 25,
                           1991) between Delaware Service Company, Inc. and the Registrant on behalf of Global Bond Fund incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 27, 1996.

                  (4) Form of First Amended and Restated Shareholders Services Agreement (July 21, 1997) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund attached as Exhibit.

                  (5) Form of Second Amended and Restated Shareholders Services Agreement (December 23, 1998) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 19 filed October 2, 1998.

                  (6) Executed Adoption Agreement (November 23, 1999) relating to Shareholders Services Agreements between Delaware Service Company, Inc. and the Registrant attached as Exhibit.

                  (7) Schedule A to Shareholders Services Agreement (April 20, 2000) attached as Exhibit.

                  (8) Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 27, 1996.

                           (i) Executed Amendment No. 9 (March 31, 1998) to Schedule A to Delaware Group Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 19 filed October 2, 1998.

         (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

         (j)      Consent and Report of Auditors. Attached as Exhibit.

         (k)      Inapplicable.

         (l) Undertaking of Initial Shareholder. Incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed August 22, 1991.

         (m)      Plans under Rule 12b-1.

                  (1)      Form of Plan under Rule 12b-1 for Class A (November
                           1999) incorporated into this filing by reference to Post-Effective Amendment No. 19 filed October 2, 1998.

                  (2)      Form of Plan under Rule 12b-1 for Class B (November
                           1999) incorporated into this filing by reference to Post-Effective Amendment No. 19 filed October 2, 1998.

                  (3)      Form of Plan under Rule 12b-1 for Class C (November
                           1999) incorporated into this filing by reference to Post-Effective Amendment No. 19 filed October 2, 1998.

         (n)      Plan under Rule 18f-3. Attached as Exhibit

         (o)      Inapplicable.

         (p)      Code of Ethics.

                  (1) Codes of Ethics for the Registrant, Delaware Management Company, a series of the Delaware Management Business Trust, Delaware International Advisers Ltd. and Delaware Distributors, L.P. attached as Exhibit.

                  (2) Codes of Ethics for Lincoln Financial Distributors, Inc. attached as Exhibit.

         (q)      Trustees' Power of Attorney. Attached as Exhibit.

Item 24. Persons Controlled by or under Common Control with Registrant.  None

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

Item 26. Business and Other Connections of Investment Adviser.


         (a) Delaware International Advisers Ltd. ("Delaware International") serves as investment manager to Delaware International Equity Fund, Delaware Global Bond Fund, Delaware Global Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Fund of the Registrant, and also serves as investment manager or sub-investment adviser to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Income Funds, Delaware Pooled Trust and Delaware Group Premium Fund) and institutional accounts. Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Positions and Offices with the Manager and its Affiliates
Name and Principal Business Address                                and Other Positions and Offices Held
------------------------------------------------------------------ -----------------------------------------------------------------
Charles E. Haldeman, Jr.**                                         Chairman and Director of Delaware International Advisers Ltd.;
                                                                   Chief Executive Officer of Delaware Management Company (a
                                                                   series of Delaware Management Business Trust); President, Chief
                                                                   Executive Officer and Director/Trustee of Delaware Management
                                                                   Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management
                                                                   Company, Inc., Delaware Management Business Trust, Delaware
                                                                   International Holdings Ltd. and Lincoln National Investment
                                                                   Companies, Inc.; Director of Delaware Service Company, Inc.,
                                                                   Delaware Capital Management, Inc., Retirement Financial
                                                                   Services, Inc., Delaware Distributors, Inc.; Chief Executive
                                                                   Officer of Delaware General Management, Inc. and Vantage
                                                                   Investment Advisers (a series of Delaware Management Business
                                                                   Trust); President and Chief Executive Officer of Delaware
                                                                   Lincoln Cash Management and Delaware Lincoln Investment
                                                                   Advisers (each a series of Delaware Management Business Trust);
                                                                   Chairman of each fund in the Delaware Investments family
------------------------------------------------------------------ -----------------------------------------------------------------
G. Roger H. Kitson*                                                Vice Chairman and Director of Delaware International Advisers
                                                                   Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
David G. Tilles*                                                   Managing Director/Chief Investment Officer and Director of
                                                                   Delaware International Advisers Ltd.;
------------------------------------------------------------------ -----------------------------------------------------------------
John Emberson*                                                     Chief Operating Officer/Finance Director/Company
                                                                   Secretary/Compliance Officer of Delaware International Advisers
                                                                   Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Clive A. Gillmore*                                                 Senior Portfolio Manager/Deputy Managing Director and Director
                                                                   of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Elizabeth A. Desmond*                                              Senior Portfolio Manager/Regional Research Director and
                                                                   Director of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
John Kirk*                                                         Senior Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Nigel G. May*                                                      Senior Portfolio Manager/Regional Research Directir and
                                                                   Director of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Christopher A Moth*                                                Senior Portfolio Manager/Director of Investment Strategy and
                                                                   Director of Delaware International Advisers Ltd.;
------------------------------------------------------------------ -----------------------------------------------------------------
Hamish O. Parker*                                                  Senior Portfolio Manager and Director of Delaware International
                                                                   Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Robert Akester*                                                    Senior Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Fiona A. Barwick*                                                  Senior Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Joanna Bates*                                                      Senior Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Gavin A. Hall*                                                     Senior Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
W. Hywel Morgan*                                                   Chief Economist and Senior Portfolio Manager of Delaware
                                                                   International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Nigel Bliss*                                                       Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Richard J. Ginty*                                                  Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Darawati Hussain*                                                  Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Ormala Krishman*                                                   Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
R. Emma Lewis*                                                     Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Russell Mackie*                                                    Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Martin Moorman*                                                    Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Hugh A. Serjeant*                                                  Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
Christopher Strom                                                  Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------ -----------------------------------------------------------------
John C. E. Campbell**                                              Director of Delaware International Advisers Ltd.; Executive
                                                                   Vice President/Global Marketing & Client Services of Delaware
                                                                   Management Company, Delaware Investment Advisers, Delaware
                                                                   Lincoln Investment Advisers and Vantage Investment Advisers
                                                                   (each a series of Delaware Management Business Trust); and
                                                                   Retirement Financial Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Positions and Offices with the Manager and its Affiliates
Name and Principal Business Address                                and Other Positions and Offices Held
------------------------------------------------------------------ -----------------------------------------------------------------
George E. Deming**                                                 Director of Delaware International Advisers Ltd.; Senior Vice
                                                                   President/Senior Portfolio Manager of Delaware Management
                                                                   Company and Delaware Investment Advisers (each a series of
                                                                   Delaware Management Business Trust); and Senior Vice
                                                                   President/Senior Portfolio Manager of each fund in the Delaware
                                                                   Investments family
------------------------------------------------------------------------------------------------------------------------------------
David K. Downes**                                                  Director of Delaware International Advisers Ltd.; President of
                                                                   Delaware Management Company (a series of Delaware Management
                                                                   Business Trust); President and Director of Delaware Management
                                                                   Company, Inc.; President/Chief Executive Officer and Director
                                                                   of Delaware Capital Management, Inc.; Chairman/President/Chief
                                                                   Executive Officer and Director of Delaware Service Company,
                                                                   Inc.; President/Chief Operating Officer/Chief Financial Officer
                                                                   and Director of Delaware International Holdings Ltd.;
                                                                   President, Chief Operating Officer and Director of Delaware
                                                                   General Management, Inc.; Chairman and Director of Delaware
                                                                   Management Trust Company and Retirement Financial Services,
                                                                   Inc.; Executive Vice President/Chief Operating Officer/Chief
                                                                   Financial Officer of Delaware Management Holdings, Inc.,
                                                                   Founders CBO Corporation and Delaware Investment Advisers,
                                                                   Delaware Lincoln Investment Adviser and Vantage Investment
                                                                   Advisers (each a series of Delaware Management Business Trust)
                                                                   and Delaware Distributors, L.P.; Executive Vice President/Chief
                                                                   Operating Officer/Chief Financial Officer and Director/Trustee
                                                                   of DMH Corp.; Founders Holdings, Inc., Delvoy, Inc., Delaware
                                                                   Management Business Trust and Lincoln National Investment
                                                                   Companies, Inc.; Executive Vice President/Chief Operating
                                                                   Officer of Delaware Lincoln Cash Management (a series of
                                                                   Delaware Management Business Trust); President/Chief Executive
                                                                   Officer/Chief Financial Officer and Trustee/Director of each fund in the Delaware Investments family
------------------------------------------------------------------ -----------------------------------------------------------------
Richard J. Flannery**                                              Director of Delaware International Advisers Ltd.; Executive
                                                                   Vice President/General Counsel/Chief Administrative Officer of
                                                                   Delaware Management Company, Delaware Investment Advisers,
                                                                   Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                                   Advisers and Vantage Investment Advisers (each a series of
                                                                   Delaware Management Business Trust), Delaware Management
                                                                   Holdings, Inc. and Lincoln National Investment Companies, Inc.;
                                                                   Executive Vice President/General Counsel of Founders CBO
                                                                   Corporation; Executive Vice President/General Counsel and
                                                                   Director of Delaware International Holdings Ltd.; Founders
                                                                   Holdings, Inc.; Executive Vice President/General Counsel/Chief
                                                                   Administrative Officer and Director/Trustee of Delvoy, Inc.,
                                                                   DMH Corp., Delaware Management Company, Inc., Delaware
                                                                   Management Business Trust, Delaware Service Company, Inc.,
                                                                   Delaware Capital Management, Inc., Retirement Financial
                                                                   Services, Inc., Delaware Management Trust Company, Delaware
                                                                   General Management, Inc.; President/Chief Executive Officer and
                                                                   Director of Delaware Distributors, Inc.; President/Chief
                                                                   Executive Officer of Delaware Distributors, L.P.; Director of
                                                                   HYPPCO Finance Company Ltd.; Executive Vice President/General
                                                                   Counsel of each fund in the Delaware Investments family

                                                                   Limited Partner of Stonewall Links, L.P. since 1991, Bulltown
                                                                   Rd., Elverton, PA; Director and Member of Executive Committee
                                                                   of Stonewall Links, Inc. since 1991, Bulltown Rd., Elverton, PA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Positions and Offices with the Manager and its Affiliates and
Name and Principal Business Address                                Other Positions and Offices Held
------------------------------------------------------------------ -----------------------------------------------------------------
Richard G. Unruh**                                                 Director of Delaware International Advisers Ltd.; Executive Vice
                                                                   President and Chief Investment Officer of Delaware Management
                                                                   Company (a series of Delaware Management Business Trust); Chief
                                                                   Executive Officer and Chief Investment Officer of Delaware
                                                                   Investment Advisers (a series of Delaware Management Business
                                                                   Trust); Executive Vice President of Delaware Management
                                                                   Holdings, Inc., Delaware Capital Management, Inc.; Executive
                                                                   Vice President and Trustee of  Delaware Management Business
                                                                   Trust; Executive Vice President and Chief Investment Officer of
                                                                   each fund in the Delaware Investments family

                                                                   Board of Directors, Chairman of Finance Committee, Keystone
                                                                   Insurance Company since 1989, 2040 Market Street, Philadelphia,
                                                                   PA; Board of Directors, Chairman of Finance Committee, AAA Mid
                                                                   Atlantic, Inc. since 1989, 2040 Market Street, Philadelphia, PA;
                                                                   Board of Directors, Metron, Inc. since 1995, 11911 Freedom
                                                                   Drive, Reston, VA
------------------------------------------------------------------------------------------------------------------------------------

*  Business address of each is Third Floor, 80 Cheapside, London, England EC2V
   6EE.
** Business address of each is One Commerce Square, Philadelphia, PA 19103.

         (b) Delaware Management Company, a series of Delaware Management Business Trust, (the "Manager") serves as sub-adviser to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Premium Fund, Delaware Pooled Trust, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.). In addition, certain officers of the Manager also serve as directors/trustees of the other funds in the Delaware Investments family, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's indirect parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

         The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Charles E. Haldeman, Jr. (1)                      Chief Executive Officer of Delaware Management Company (a series of Delaware
                                                  Management Business Trust); President, Chief Executive Officer and
                                                  Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., Delvoy,
                                                  Inc., Delaware Management Company, Inc., Delaware Management Business Trust,
                                                  Delaware International Holdings Ltd. and Lincoln National Investment
                                                  Companies, Inc.; Director of Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Delaware Distributors,
                                                  Inc.; Chairman and Director of Delaware International Advisers Ltd.; Chief
                                                  Executive Officer of Delaware General Management, Inc. and Vantage Investment
                                                  Advisers (a series of Delaware Management Business Trust); President and Chief
                                                  Executive Officer of Delaware Lincoln Cash Management and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust);
                                                  Chairman of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management
                                                  Business Trust); President and Director of Delaware Management Company, Inc.;
                                                  President/Chief Executive Officer and Director of Delaware Capital Management,
                                                  Inc.; Chairman/President/Chief Executive Officer and Director of Delaware
                                                  Service Company, Inc.; President/Chief Operating Officer/Chief Financial
                                                  Officer and Director of Delaware International Holdings Ltd.; President, Chief
                                                  Operating Officer and Director of Delaware General Management, Inc.; Chairman
                                                  and Director of Delaware Management Trust Company and Retirement Financial
                                                  Services, Inc.; Executive Vice President/Chief Operating Officer/Chief
                                                  Financial Officer of Delaware Management Holdings, Inc., Founders CBO
                                                  Corporation and Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Adviser and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust) and Delaware Distributors, L.P.; Executive Vice
                                                  President/Chief Operating Officer/Chief Financial Officer and Director/Trustee
                                                  of DMH Corp.; Founders Holdings, Inc., Delvoy, Inc., Delaware Management
                                                  Business Trust and Lincoln National Investment Companies, Inc.; Director of
                                                  Delaware International Advisers Ltd.; Executive Vice President/Chief Operating
                                                  Officer of Delaware Lincoln Cash Management (a series of Delaware Management
                                                  Business Trust); President/Chief Executive Officer/Chief Financial Officer and
                                                  Trustee/Director of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust); and Retirement Financial Services, Inc.; Director of Delaware
                                                  International Advisers Ltd.
------------------------------------------------- --------------------------------------------------------------------------------
William E. Dodge (2)                              Executive Vice President/Chief Investment Officer, Equity of Delaware
                                                  Management Company (a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc. and Lincoln National Investment Companies, Inc.;
                                                  Executive Vice President of Delaware Management Business Trust, and Delaware
                                                  Capital Management, Inc.; President/Chief Investment Officer, Equity of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  President of Vantage Investment Advisers (a series of Delaware Management
                                                  Business Trust); Executive Vice President/Chief Investment Officer, Equity of
                                                  each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Jude T. Driscoll (3)                              Executive Vice President/Head of Fixed-Income of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and Lincoln National Investment
                                                  Companies, Inc.; Executive Vice President of Delaware Management Business
                                                  Trust, Delaware Management Holdings, Inc., Delaware Capital Management, Inc.
                                                  and Delaware Lincoln Cash Management (a series of Delaware Management Business
                                                  Trust); Executive Vice President/Head of Fixed-Income of each fund in the
                                                  Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Richard J. Flannery                               Executive Vice President/General Counsel/Chief Administrative Officer of
                                                  Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln
                                                  Cash Management, Delaware Lincoln Investment Advisers and Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc. and Lincoln National Investment Companies, Inc.;
                                                  Executive Vice President/General Counsel of Founders CBO Corporation;
                                                  Executive Vice President/General Counsel and Director of Delaware
                                                  International Holdings Ltd.; Founders Holdings, Inc.; Executive Vice
                                                  President/General Counsel/Chief Administrative Officer and Director/Trustee of
                                                  Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                                  Management Business Trust, Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Delaware Management
                                                  Trust Company, Delaware General Management, Inc.; President/Chief Executive
                                                  Officer and Director of Delaware Distributors, Inc.; President/Chief Executive
                                                  Officer of Delaware Distributors, L.P.; Director of Delaware International
                                                  Advisers Ltd. and HYPPCO Finance Company Ltd.; Executive Vice
                                                  President/General Counsel of each fund in the Delaware Investments family

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson,
                                                  PA; Director and Member of Executive Committee; Membership Officer of
                                                  Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
------------------------------------------------- --------------------------------------------------------------------------------
Richard G. Unruh, Jr.                             Executive Vice President and Chief Investment Officer of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Director of Delaware
                                                  International Advisers Ltd.; Chief Executive Officer and Chief Investment
                                                  Officer of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Executive Vice President of Delaware Management Holdings,
                                                  Inc., Delaware Capital Management, Inc.; Executive Vice President and Trustee
                                                  of  Delaware Management Business Trust; Executive Vice President and Chief
                                                  Investment Officer of each fund in the Delaware Investments family

                                                  Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                                                  since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman
                                                  of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street,
                                                  Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom
                                                  Drive, Reston, VA
------------------------------------------------- --------------------------------------------------------------------------------
Gerald S. Frey                                    Managing Director/Chief Investment Officer, Growth Investing of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust, Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Senior Vice President/Operations of
                                                  Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware
                                                  Distributors and Delaware Distributors, L.P.; Senior Vice President/Operations
                                                  and Director of Delaware Management Trust Company
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Delaware Distributors L.P. and Founders
                                                  Holdings, Inc.; Senior Vice President/Treasurer/Investment Accounting of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Senior Vice President/Manager of Investment Accounting of Delaware
                                                  International Holdings, Inc.; Senior Vice President/Assistant Treasurer of
                                                  Founders CBO Corporation; Senior Vice President/Treasurer of each fund in the
                                                  Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware
                                                  Lincoln Investment Advisers and Vantage Investment Advisers (each a series of
                                                  Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                                  Corp.; Delvoy, Inc., Delaware Management Company, Inc., Delaware Management
                                                  Business Trust, Delaware Service Company, Inc., Delaware Capital Management,
                                                  Inc., Retirement Financial Services, Inc., Delaware Distributors, Inc.,
                                                  Delaware Distributors, L.P., Delaware General Management, Inc. and Lincoln
                                                  National Investment Companies, Inc.; Senior Vice President/Compliance
                                                  Director/Assistant Secretary of Delaware Management Trust Company; Senior Vice
                                                  President/Compliance Director of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Joshua Brooks                                     Senior Vice President/Deputy Chief Investment Officer, Value Investing of
                                                  Delaware Management Company, Delaware Investment Advisers and Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware Capital
                                                  Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and
                                                  Delaware Capital Management, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Timothy G. Connors                                Senior Vice President/Director of Research, Fundamental of Delaware Management
                                                  Company, Delaware Investment Advisers and Delaware Lincoln Investment Advisers
                                                  (each a series of Delaware Management Business Trust) and for each fund in the
                                                  Delaware Investments family; Managing Director of Vantage Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Patrick P. Coyne                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Capital Management, Inc. and of each fund in the
                                                  Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
George E. Deming                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust); Director of Delaware International Advisers Ltd.; Senior Vice
                                                  President/Senior Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
James Paul Dokas                                  Senior Vice President/Director of Research, Quantitative of Delaware Management
                                                  Company, Delaware Investment Advisers and Delaware Lincoln Investment Advisers
                                                  (each a series of Delaware Management Business Trust) and of each fund in the
                                                  Delaware Investments family; Managing Director of Vantage Investment Advisers (a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Roger A. Early                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers and Vantage Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------- --------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family; Trustee of Delaware Management Business Trust
------------------------------------------------- --------------------------------------------------------------------------------
Susan L. Hanson                                   Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/Corporate Controller/Treasurer of Delaware Management
                                                  Company, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware
                                                  Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                                  Delaware International Holdings Ltd., Delvoy, Inc. Founders Holdings, Inc.,
                                                  Delaware Management Business Trust, Delaware General Management, Inc. and
                                                  Lincoln National Investment Companies, Inc.; Executive Vice President/Chief
                                                  Financial Officer/Treasurer and Director of Delaware Management Trust Company;
                                                  Executive Vice President/Chief Financial Officer of Retirement Financial
                                                  Services, Inc.; Senior Vice President/Assistant Treasurer of Founders CBO
                                                  Corporation; Senior Vice President/Corporate Controller of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                                  Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business
                                                  Trust, Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                                  Retirement Financial Services, Inc., Delaware Management Trust Company,
                                                  Delaware Distributors, Inc., Delaware Distributors, L.P., Delaware General
                                                  Management, Inc., Lincoln National Investment Companies, Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President/Secretary/Deputy General Counsel of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust),  Delaware Management Holdings,
                                                  Inc., DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware
                                                  Management Business Trust, Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Founders Holdings,
                                                  Inc., Delaware General Management, Inc., Lincoln National Investment
                                                  Companies, Inc. and of each fund in the Delaware Investments family Senior
                                                  Vice President/Secretary/General Counsel of Delaware Distributors, Inc.,
                                                  Delaware Distributors, L.P., Senior Vice President/Deputy General
                                                  Counsel/Assistant Secretary, Delaware International Holdings Ltd., and Secretary
                                                  of Founders CBO Corporation
------------------------------------------------- --------------------------------------------------------------------------------
John J. O'Connor                                  Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc.
                                                  and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President/Chief Information Officer of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers
                                                  and Vantage Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc., Delaware Capital Management Company,
                                                  Inc., Retirement Financial Services, Inc., and Delaware Distributors, L.P.
------------------------------------------------- --------------------------------------------------------------------------------
Frank M. Staves                                   Senior Vice President/Client Services of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Peter C. Andersen (4)                             Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Portfolio Manager of Delaware Management Company and  Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Robert L. Arnold                                  Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Marshall T. Bassett                               Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Joseph Baxter (5)                                 Vice President/Senior Municipal Bond Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Christopher S. Beck                               Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family

                                                  Trustee of New Castle County Pension Board since October 1992, Wilmington, DE
------------------------------------------------- --------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
                                                  Ryan K. Brist (6) Vice President/Portfolio Manager of Delaware Management
                                                  Company, Delaware Investment Advisers and Delaware Lincoln Investment Advisers
                                                  (each a series of Delaware Management Business Trust) and of each fund in the
                                                  Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager/Senior Municipal Bond Analyst of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
                                                  Donald M. Cobin (7) Vice President/Director of Research of Delaware Management
                                                  Company, Delaware Investment Advisers and Delaware Lincoln Investment Advisers
                                                  (each a series of Delaware Management Business Trust) and of each fund in the
                                                  Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
David F. Connor (8)                               Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management and Delaware Lincoln Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Business Trust, Delaware
                                                  Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management
                                                  Company, Inc., Delaware Service Company, Inc., Delaware Capital Management,
                                                  Inc., Delaware Management Trust Company, Delaware Distributors, Inc., Delaware
                                                  Distributors, L.P., Retirement Financial Services, Inc., Lincoln National
                                                  Investment Companies, Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Nancy M. Crouse                                   Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investment family
------------------------------------------------- --------------------------------------------------------------------------------
Michael J. Dugan                                  Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company, Delaware Investment
                                                  Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delvoy, Inc.,
                                                  Delaware Management Company, Inc., Delaware Management Business Trust,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Distributors, Inc., Delaware Distributors,
                                                  L.P., Founders Holdings, Inc., Founders CBO Corporation; Delaware General
                                                  Management, Inc., Lincoln National Investment Companies, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Phoebe W. Figland                                 Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and of
                                                  each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Trading Operations of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers  (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Andrea Giles                                      Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Robert E. Ginsberg                                Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
John A. Heffern                                   Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Stuart N. Hosansky                                Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Francis J. Houghton, Jr. (9)                      Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust); Delaware General Management, Inc. and of each fund in the Delaware
                                                  Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Elizabeth H. Howell                               Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Christian Hyldahl (10)                            Vice President/Senior Equity Analyst of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
John B. Jares (11)                                Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller, Corporate Accounting of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Kevin S. Lee                                      Vice President/Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delvoy, Inc., Delaware Management Company, Inc.,
                                                  Delaware Management Trust Company, Delaware Management Business Trust,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware General Management, Inc., Delaware Management Holdings, Inc.,
                                                  DMH Corp. and Lincoln National Investment Companies, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
SooHee Lee                                        Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Michael E. Leverone (12)                          Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Philip Y. Lin                                     Vice President/Assistant Secretary/Associate General Counsel of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Management Trust Company, Delaware
                                                  Distributors, L.P. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Michael Morris (13)                               Vice President/Senior Equity Analyst of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Robert A. Norton, Jr.                             Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Patrick J. O'Brien (14)                           Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
David P. O'Connor                                 Vice President/Assistant Secretary/Associate General Counsel of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Lincoln Investment Advisers and Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., Delvoy, Inc., Delaware Service Company, Inc.;
                                                  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, L.P., DMH Corp., Delaware Management Company, Inc.,
                                                  Delaware Management Business Trust, Lincoln National Investment Companies,
                                                  Inc. and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Tim Rabe (15)                                     Vice President/High-Yield Trader of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Richard Salus                                     Vice President/Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delvoy, Inc., Delaware Management Company, Inc.,
                                                  Delaware Management Trust Company, Delaware Management Business Trust,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware International Holdings Ltd., Delaware General Management, Inc.,
                                                  Delaware Management Holdings, Inc., DMH Corp. and Lincoln National Investment
                                                  Companies, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Robert D. Schwartz (16)                           Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
------------------------------------------------- --------------------------------------------------------------------------------
Richard D. Seidel                                 Vice President/Assistant Controller/Manager, Payroll of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities & Administrative Services of Delaware Management
                                                  Company, Delaware Investment Advisers and Delaware Lincoln Investment
                                                  Advisers, (each a series of Delaware Management Business Trust), Delaware
                                                  Service Company, Inc., Delaware Distributors, L.P. and Delaware Distributors,
                                                  Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Ward W. Tatge (17)                                Vice President/Senior Research Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers, (each a series of Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
Laura Wagner                                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and of
                                                  each fund in the Delaware Investments family
------------------------------------------------- --------------------------------------------------------------------------------
James J. Wright (18)                              Vice President/Senior Equity Analyst of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

*Business Address is One Commerce Square, Philadelphia, PA 19103.

------------------------------------------------------------------------------------------------------------------------------------
(1)      PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR, United Asset Management, Boston, MA March 1998-January 2000.
(2)      PRESIDENT, DIRECTOR OF MARKETING AND SENIOR PORTFOLIO MANAGER, Marvin & Palmer Associates, Wilmington, DE 1996-1998.
(3)      SENIOR VICE PRESIDENT AND DIRECTOR, Conseco Capital Management, Indianapolis, IN, June 1998 to August 2000.
(4)      PORTFOLIO MANAGER Conseco Capital Management, Indianapolis, IN, December 1997-July 2000.
(5)      VICE PRESIDENT/PORTFOLIO MANAGER, First Union National Bank, Philadelphia, PA, May 1982-August 1999.
(6)      SENIOR TRADER/CORPORATE SPECIALIST, Conseco Capital Management, Indianapolis, IN, August 1995-August 2000.
(7)      ASSISTANT VICE PRESIDENT/SENIOR SECURITIES ANALYST, Conseco Capital Management, Indianapolis, IN, 1997 to August 2000.
(8)      ASSISTANT GENERAL COUNSEL, Prudential Investments, Newark, NJ, March 1998-July 2000.
(9)      PRESIDENT AND PORTFOLIO MANAGER, Lynch and Mayer, Inc., New York, NY January 1990-February 2000.
(10)     REGIONAL CONSULTANT/SUMMER INTERN, Merrill Lynch, Los Angeles, CA, 1994-1997. STUDENT 1994-1999.
(11)     VICE PRESIDENT/PORTFOLIO MANAGER, Berger Funds, LLC, Denver, CO, 1997-February 2000.
(12)     VICE PRESIDENT, State Street Bank, Boston, MA, August 1996-February 2000.
(13)     FINANCIAL ANALYST, Walnut Street Association, Wyomissing, PA, December 1998-June 1999.
(14)     ANALYST, Schneider Capital Management, Wayne, PA, January 1997-January 1999. SENIOR ANALYST, Prudential Insurance
          Company, Newark, NJ, February 1999-May 2000.
(15)     PORTFOLIO MANAGER, Conseco Capital Management, Indianapolis, IN, June 1996-July2000.
(16)     VICE PRESIDENT, Lynch and Mayer, Inc., New York, NY, February 1993 to February 2000.
(17)     HIGH-YIELD ANALYST, Credit Suisse First Boston, 1997 to 1998. HIGH-YIELD ANALYST, Conseco Capital Management,
          Indianapolis, IN 1999 to 2000.
(18)     MANAGING DIRECTOR/RESEARCH, Schuylkill Capital Management, Philadelphia, PA, 1997-May 2000.
------------------------------------------------------------------------------------------------------------------------------------

Item 27. Principal Underwriters.

         (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

         (b)(1) Information with respect to each director, officer or partner of principal underwriter:

------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------          --------------------------------------       -------------------------------------
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Distributors, Inc.                   General Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Investment Advisers                  Limited Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Capital Management, Inc.             Limited Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richard J. Flannery                           President/Chief Executive Officer            Executive Vice President/General
                                                                                           Counsel/Chief Administrative Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
David K. Downes                               Executive Vice President/Chief Operating     President/Chief Executive Officer/Chief
                                              Officer/Chief Financial Officer              Financial Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement Operations  None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Douglas L. Anderson                           Senior Vice President/Operations             None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Michael P. Bishof                             Senior Vice President/Investment Accounting  Senior Vice President/Treasurer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Lisa O. Brinkley                              Senior Vice President/Compliance Director    Senior Vice President/Compliance Director
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joseph H. Hastings                            Senior Vice President/Treasurer/ Corporate   Senior Vice President/Corporate
                                              Controller                                   Controller
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joanne O. Hutcheson                           Senior Vice President/Human Resources        Senior Vice President/Human Resources
--------------------------------------------- -------------------------------------------- -----------------------------------------
Karina J. Istvan                              Senior Vice President/Retail Product         None
                                              Management
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richelle S. Maestro                           Senior Vice President/General                Senior Vice President/Deputy General
                                              Counsel/Secretary                            Counsel/ Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Stephen C. Nell                               Senior Vice President/National Retirement    None
                                              Sales
--------------------------------------------- -------------------------------------------- -----------------------------------------
James L. Shields                              Senior Vice President/Chief Information      None
                                              Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Elisa C. Colkitt                              Vice President/Broker Dealer Operations &    None
                                              Service Support
--------------------------------------------- -------------------------------------------- -----------------------------------------
David F. Connor                               Vice President/Deputy General                Vice President/Deputy General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joel A. Ettinger                              Vice President/Taxation                      Vice President/Taxation
--------------------------------------------- -------------------------------------------- -----------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services           None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Dinah J. Huntoon                              Vice President/Product Manager, Equities     None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Jeffrey M. Kellogg                            Vice President/Product Manager,              None
                                              Fixed-Income & International
--------------------------------------------- -------------------------------------------- -----------------------------------------
Keven S. Lee                                  Vice President/Assistant Controller          None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Philip Y. Lin                                 Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------          --------------------------------------       -------------------------------------
--------------------------------------------- -------------------------------------------- -----------------------------------------
Nancy Nawn                                    Vice President/Senior Wrap Product Manager   None
--------------------------------------------- -------------------------------------------- -----------------------------------------
David P. O'Connor                             Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Robinder Pal                                  Vice President/Retail e-Business             None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richard  Salus                                Vice President/Assistant Controller          None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Gordon E. Searles                             Vice President/Client Services               None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Michael T. Taggart                            Vice President/Facilities & Administrative   None
                                              Services
--------------------------------------------- -------------------------------------------- -----------------------------------------
James R. Van Deventer                         Vice President/Defined Contribution Sales-   None
                                              South
--------------------------------------------- -------------------------------------------- -----------------------------------------
Julia R. Vander Els                           Vice President/Retirement Plan               None
                                              Communications
------------------------------------------------------------------------------------------------------------------------------------

* Business address of each is One Commerce Square, Philadelphia, PA 19103.

                  (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as sub-distributor for all the mutual funds in the Delaware Investments family.

                  (a)(2) Information with respect to each officer or partner of LFD:

------------------------------------------------------------------------------------------------------------------------------------

Name and Principal Business Address*          Positions and Offices with LFD               Positions and Offices with Registrant
------------------------------------          ------------------------------               -------------------------------------
--------------------------------------------- -------------------------------------------- -----------------------------------------
Westley V. Thompson*                          Chief Executive Officer                      None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Bruce D. Barton**                             Independent Planners & Insurance Head        None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Stanley E. Brallier*                          Corporate Specialty Markets Head             None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Charles J. Cavanaugh**                        Vice President Marketing & Communications    None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Phillip Holstein****                          Bank Channel Head                            None
--------------------------------------------- -------------------------------------------- -----------------------------------------
David M. Kittredge*                           Vice President Business Development &        None
                                              Operations
--------------------------------------------- -------------------------------------------- -----------------------------------------
William Lamoin*                               Chief Information Officer (interim)          None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Stephen W. Long**                             Wirehouse & Regional Head                    None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Karen R. Matheson**                           Chief Financial Officer                      None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Charles Schuhmann***                          Sales Vice President                         None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Gregory W. Zabel*                             MGA Channel Head                             None
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    *350 Church Street, Hartford, CT 06103-1106.
  **1818 Market Street, 18th Floor, Philadelphia, PA 19103.
 ***201 East Sandpointe-Suite 830,
    Santa Ana, CA 92707
****The Quays, 101-105 Oxford Road, Uxbridge, Middlesex, UB81LU, United Kingdom.
--------------------------------------------------------------------------------

                  (c)      Inapplicable.

Item 28.       Location of Accounts and Records.

               All accounts and records are maintained in Philadelphia at One Commerce Square, Philadelphia, PA 19103, or in London at Third Floor, 80 Cheapside, London, England EC2V 6EE.

Item 29.       Management Services.  None.

Item 30.       Undertakings.  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 26th day of March, 2001.

                           DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

                           By   /s/ Charles E. Haldeman, Jr.
                              --------------------------------
                                   Charles E. Haldeman, Jr.
                                            Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                    Signature                                            Title                                       Date
-----------------------------------------------     -----------------------------------------------                ---------
                                                    President/Chief Executive Officer/ Chief
                                                    Financial Officer (Principal Executive
                                                    Officer, Principal Financial Officer and
/s/ David K. Downes                                 Principal Accounting Officer) and Trustee                      March 26, 2001
-----------------------------------------------
David K. Downes

/s/ Charles E. Haldeman, Jr.                        Chairman and Trustee                                           March 26, 2001
-----------------------------------------------
Charles E. Haldeman, Jr.

/s/ Walter P. Babich                          *     Trustee                                                        March 26, 2001
-----------------------------------------------
Walter P. Babich

/s/ John H. Durham                            *     Trustee                                                        March 26, 2001
-----------------------------------------------
John H. Durham

/s/ John A. Fry                               *     Trustee                                                        March 26, 2001
-----------------------------------------------
John A. Fry

/s/ Anthony D. Knerr                          *     Trustee                                                        March 26, 2001
-----------------------------------------------
Anthony D. Knerr

/s/ Ann R. Leven                              *     Trustee                                                        March 26, 2001
-----------------------------------------------
Ann R. Leven

/s/ Thomas F. Madison                         *     Trustee                                                        March 26, 2001
-----------------------------------------------
Thomas F. Madison

/s/ Janet L. Yeomans                          *     Trustee                                                        March 26, 2001
-----------------------------------------------
Janet L. Yeomans


                                                   *By /s/ Charles E. Haldeman, Jr.
                                                       ----------------------------
                                                       Charles E. Haldeman, Jr.
                                                       as Attorney-in-Fact for
                                                       each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A













             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS



Exhibit No.          Exhibit
-----------          -------
EX-99.D1             Executed Investment Management Agreement (November 23, 1999)

EX-99.D2             Executed Sub-Advisory Agreement (November 23, 1999)

EX-99.E1iv           Executed Distribution Agreement (July 21, 1997) for Global Equity Fund

EX-99.E1v            Executed Adoption Agreement (November 23, 1999) relating to Distribution Agreements

EX-99.E1vi           Form of Financial Intermediary Distribution Agreement (January 1, 2001) for Lincoln Financial
                     Distributors, Inc.

EX-99.E3             Dealer's Agreement

EX-99.G1i            Executed Letter (July 21, 1997) to add International Small Cap and Global Equity Fund to Custodian
                     Agreement

EX-99.G2             Executed Securities Lending Agreement (December 22, 1998)

EX-99.H4             Form of First Amended and Restated Shareholders Agreement (July 21, 1997)

EX-99.H6             Executed Adoption Agreement (November 23, 1999) relating to Shareholders Services Agreements

EX-99.H7             Schedule A to Shareholders Services Agreement (April 20, 2000)

EX-99.J              Consent and Report of Auditors

EX-99.N              Plan under Rule 18f-3

EX-99.P1             Codes of Ethics for the Registrant, Delaware Management Company, a series of Delaware Management
                     Business Trust, Delaware International Advisers Ltd. and Delaware Distributors, L.P.

EX-99.P2             Code of Ethics for Lincoln Financial Distributors, Inc.

EX-99.Q              Power of Attorney (January 9, 2001)